UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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LAYNE CHRISTENSEN COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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LAYNE CHRISTENSEN COMPANY

May __, 2014

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Layne Christensen Company to be held at the Company’s Corporate Headquarters at 1800 Hughes Landing Blvd., Suite 700, The Woodlands, Texas 77380 on Friday, June 6, 2014, commencing at 10:00 a.m., local time. The business to be conducted at the meeting is described in the attached Notice of Annual Meeting and Proxy Statement. In addition, there will be an opportunity to meet with members of senior management and review the business and operations of the Company.

Your Board of Directors joins with me in urging you to attend the meeting. Whether or not you plan to attend the meeting, however, please sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person.

Sincerely yours,

/s/ Rene J. Robichaud

Rene J. Robichaud

President and Chief Executive Officer

LAYNE CHRISTENSEN COMPANY

1800 Hughes Landing Boulevard, Ste. 700

The Woodlands, TX 77380

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 6, 2014

The Annual Meeting of Stockholders of Layne Christensen Company, a Delaware corporation (“Layne Christensen” or the “Company”), will be held at the Company’s Corporate Headquarters at 1800 Hughes Landing Blvd., Suite 700, The Woodlands, Texas, 77380, on Friday, June 6, 2014, commencing at 10:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

1.

To vote on the election of the Company’s six nominees for director to hold office for terms expiring at the 2015 Annual Meeting of the Stockholders of Layne Christensen and until their successors are duly elected and qualified or until their earlier death, retirement, resignation or removal;

2.	To conduct an advisory vote on executive compensation;

3.

To consider and act upon a proposal to amend and restate the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock by 30,000,000 shares and delete obsolete provisions;

4.

To consider and act upon a proposal to amend the Company’s 2006 Equity Incentive Plan to increase the number of shares available for issuance under the 2006 Equity Incentive Plan, authorize the issuance of a new form of award and extend the expiration date of the 2006 Equity Incentive Plan to June 6, 2024;

5.

To consider and act upon ratification of the selection of the accounting firm of Deloitte & Touche LLP as the independent auditors of Layne Christensen Company for the fiscal year ending January 31, 2015; and

6.	To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

The Board of Directors of Layne Christensen has fixed the close of business on April 15, 2014, as the record date for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or adjournments thereof.

All stockholders are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, the Board of Directors of Layne Christensen encourages you to sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person. Your vote is important and all stockholders are urged to be present in person or by proxy.

By Order of the Board of Directors,

Steven F. Crooke

Senior Vice President—General Counsel and Secretary

May __, 2014

The Woodlands, Texas

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 6, 2014: The Proxy Statement and Annual Report to Stockholders are available to you at http://www.edocumentview.com/LAYN.

LAYNE CHRISTENSEN COMPANY

1800 Hughes Landing Boulevard, Ste. 700

The Woodlands, TX 77380

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 6, 2014

INTRODUCTION

This Proxy Statement is being furnished to the stockholders of Layne Christensen Company, a Delaware corporation (“Layne Christensen” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 6, 2014, and at any adjournment or adjournments thereof (the “Annual Meeting”). The Annual Meeting will commence at 10:00 a.m., local time, and will be held at the Company’s Corporate Headquarters at 1800 Hughes Landing Blvd., Suite 700, The Woodlands, Texas 77380.

This Proxy Statement and the enclosed form of proxy were first mailed to the Company’s stockholders on or about May __, 2014.

Proxies

You are requested to complete, date and sign the enclosed form of proxy and return it promptly to the Company in the enclosed postage prepaid envelope. Shares represented by properly executed proxies will, unless such proxies have been revoked prior to exercise, be voted in accordance with the stockholders’ instructions indicated in the proxies. If no instructions are indicated, such shares will be voted in favor of the election of the nominees for director named in this Proxy Statement; in favor of the approval of the compensation of our Named Executive Officers, as disclosed in the proxy statement; in favor of amending and restating the Certificate of Incorporation to authorize the issuance of an additional 30,000,000 shares of the Company’s Common Stock (the term “Common Stock” is hereinafter defined under Item 3); in favor of amending the Company’s 2006 Equity Incentive Plan to increase the number of shares available for issuance under the 2006 Equity Incentive Plan, authorize the issuance of a new form of award and extend the expiration date of the 2006 Equity Incentive Plan to June 6, 2024; in favor of ratifying the selection of the accounting firm of Deloitte & Touche LLP as the Company’s independent auditors for the current fiscal year; and, as to any other matter that properly may be brought before the Annual Meeting, in accordance with the discretion and judgment of the appointed proxies. A stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by filing written notice of revocation with the Secretary of the Company, by executing and delivering to the Secretary of the Company a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

If you plan to attend the Annual Meeting and vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee (commonly referred to as being held in “street” name), proof of ownership may be required for you to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Common Stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Voting at the Meeting

For purposes of voting on the proposals described herein, the presence in person or by proxy of stockholders holding a majority of the total outstanding shares of the Company’s Common Stock shall constitute a quorum at the Annual Meeting. Only holders of record of shares of the Company’s Common Stock as of the close of business on April 15, 2014 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof. As of the Record Date, 19,831,634 shares of the Company’s Common Stock were outstanding and entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter properly to come before the Annual Meeting.

Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, of stockholders entitled to vote at the Annual Meeting for that purpose. In accordance with Delaware law, a stockholder entitled to vote in the election of directors can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director. Votes withheld in connection with the election of one or more nominees for director will not be counted as votes cast for such nominees, and will not have any effect on the outcome of the election. With regard to the proposed amendment and restatement of the Certificate of Incorporation (Item 3), the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to approve the proposed amendment. Because the vote is based on the total number of shares outstanding rather than the votes cast at the Annual Meeting, abstentions and broker non-votes will have the same effect as a vote against Item 3. All other matters will be determined by a vote of a majority of the votes cast affirmatively or negatively by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. Under Delaware law, except as described above with respect to Item 3 where the vote is based on the total number of shares outstanding, abstentions are not considered votes cast and will have no effect on whether a matter is approved.

On certain routine matters, such as the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company, if a stockholder that holds its shares through a broker does not provide instructions to that broker on how the stockholder wishes to vote, the broker will be allowed to exercise discretion and vote on behalf of the stockholder. A broker is prohibited, however, from voting on other non-routine matters, including the election of directors, the advisory vote on executive compensation, the amendment and restatement of the Certificate of Incorporation and amendments to the 2006 Equity Incentive Plan. Broker “non-votes” will occur when a broker does not receive voting instructions from a stockholder on a non-routine matter or if the broker otherwise does not vote on behalf of a stockholder. Broker non-votes will not count in determining the number of votes cast with respect to the election of directors or a proposal that requires a majority of votes cast and, therefore, will not affect the outcome of the election of directors or the voting on such a proposal. However, as described above with respect to Item 3, where the vote is based on the total number of shares outstanding rather than votes cast, broker non-votes have the same effect as a vote against the proposal.

Solicitation of Proxies

This solicitation of proxies for the Annual Meeting is being made by the Company’s Board of Directors, which is sometimes referred to in this Proxy Statement as the Board. The Company will bear all costs of such solicitation, including the cost of preparing and mailing this Proxy Statement and the enclosed form of proxy. After the initial mailing of this Proxy Statement, proxies may be solicited by mail, telephone, facsimile transmission, electronically or personally by directors, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses, together with those of the Company’s transfer agent, will be paid by the Company.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination at least ten days prior to the date of the Annual Meeting during normal business hours at the Company’s Corporate Headquarters, 1800 Hughes Landing Boulevard, Ste. 700, The Woodlands, TX 77380. The list will also be available at the Annual Meeting.

ITEM 1

ELECTION OF DIRECTORS

One of the purposes of this Annual Meeting is to elect six directors to serve one-year terms expiring at the Annual Meeting of Stockholders in 2015 and until their successors are duly elected and qualified or until their earlier death, retirement, resignation or removal. The Company’s Board of Directors currently consists of seven directors, but will consist of six directors following the Annual Meeting. The Board of Directors has designated Messrs. David A.B. Brown, J. Samuel Butler, Nelson Obus, Rene J. Robichaud, John T. Nesser III and Robert R. Gilmore as the nominees proposed for election at the Annual Meeting. Messrs. Brown and Butler have been directors of the Company since 2003. Mr. Obus has been a director of the Company since 2004, Messrs. Robichaud and Gilmore have been directors of the Company since January 1, 2009 and Mr. Nesser has been a director of the Company since September 5, 2013. Mr. Nesser was appointed to the Board to fill a vacancy created by the retirement of Jeff Reynolds on June 6, 2013. Mr. Nesser was recommended to the Board by Mr. Easter, the Company’s Chief Financial Officer, who had previously worked with Mr. Nesser at another company.

Unless authority to vote for the nominees is withheld, it is intended that the shares represented by properly executed proxies in the form enclosed will be voted for the election of the nominees for director. In the event that one or more of the nominees should become unavailable for election, it is intended that the shares represented by the proxies will be voted for the election of such substitute nominee as may be designated by the Board of Directors, unless the authority to vote for the nominee who has ceased to be a candidate has been withheld. The nominees have indicated their willingness to serve as directors if elected, and the Board of Directors has no reason to believe that the nominees will be unavailable for election.

The Board of Directors unanimously recommends that you vote FOR the election of David A.B. Brown, J. Samuel Butler, Nelson Obus, Rene J. Robichaud, John T. Nesser III and Robert R. Gilmore as directors of the Company.

Nominees for Director

The following table sets forth certain information with respect to the persons nominated by the Board of Directors for election as directors at the Annual Meeting.

Name	Age	Present Position with the Company	Director Since
David A.B. Brown	70	Director, Chairman of the Board	2003
J. Samuel Butler	68	Director	2003
Nelson Obus	67	Director	2004
Robert R. Gilmore	62	Director	2009
Rene J. Robichaud	55	Director, President and Chief Executive Officer	2009
John T. Nesser III	65	Director	2013

The business experience during the last five fiscal years of the persons nominated by the Board of Directors for election as directors at the Annual Meeting is as follows:

David A.B. Brown served as Chairman of the Board of Directors of Pride International, Inc. from 2005 until Pride’s acquisition by Ensco Plc in 2011, at which time he became a member of the Board of Directors of Ensco Plc. He is also on the board of directors of EMCOR Group, Inc., and from 1984 to 2005 Mr. Brown was president of The Windsor Group, a consulting firm that focused on strategic issues facing oilfield services and engineering companies. He is a Chartered Accountant and CPA and has over 40 years of energy-related experience. Mr. Brown’s pertinent experience, qualifications, attributes and skills include: financial literacy and extensive managerial experience attained from serving as the president of The Windsor Group, and the chairman of Pride International, Inc., the knowledge and experience he has attained from service on other public company boards, and the knowledge and experience he has attained from his service on the Company’s Board since 2003, and in his capacity as the Company’s Chairman since 2005.

J. Samuel Butler has been president of Trinity Petroleum Management, LLC, an oil and gas management outsourcing company, since 1996. Mr. Butler has also served as chairman of the board, chief executive officer and president of ST Oil Company, an independent oil and gas exploration and production company, since 1996. Mr. Butler was appointed to the Colorado School of Mines Board of Governors in 2009, and in 2007, Mr. Butler became the chairman of Genesis Gas & Oil Partners LLC, a private oil and gas partnership focused on the acquisition and exploitation of coalbed methane and other unconventional oil and gas reserves. Mr. Butler’s pertinent experience, qualifications, attributes and skills include: financial literacy and extensive managerial experience attained from serving as the president, chairman and chief executive officer of two companies in the oil and gas industry, Trinity Petroleum Management, LLC and ST Oil Company, the knowledge and experience he has attained from service on other company boards, and the knowledge and experience he has attained from his service on the Company’s Board since 2003.

Nelson Obus has served as president of Wynnefield Capital, Inc. since November 1992 and as the managing member of Wynnefield Capital Management, LLC since January 1997. Wynnefield Capital Management manages two partnerships and Wynnefield Capital, Inc. manages one partnership, all three of which invest in small-cap value U.S. public equities. Mr. Obus served as a member of the board of directors of Gilman Ciocia, Inc., a company that provides income tax return preparation, accounting and financial planning services from September 2007 to January 2012. Mr. Obus is also a member of the board of directors of Breeze-Eastern Corporation, a company that designs, develops, manufactures, sells and services sophisticated mission equipment for helicopters. Mr. Obus’ pertinent experience, qualifications, attributes and skills include: financial literacy and expertise, capital markets expertise and managerial experience gained through his leadership roles and ownership interest in related investment management companies, Wynnefield Capital Management, LLC and Wynnefield Capital, Inc., the knowledge and experience he has attained from service on other public company boards, and the knowledge and experience he has attained from his service on the Company’s Board since 2004.

Robert R. Gilmore is an independent CPA. From 1997 to May 2006 and from March 2008 to present, Mr. Gilmore has served as an independent financial consultant to a number of companies. From May 2006 to February 2008, he was chief financial officer of NextAction Corporation, a private company engaged in multi-channel direct marketing using technology-based proprietary lead generation methods for the retail industry. Since April 2003, Mr. Gilmore has been a director of Eldorado Gold Corporation, serving as non-executive chairman since December 2009. Since June 2010, Mr. Gilmore has been a director of Fortuna Silver Mines, Inc. Mr. Gilmore also served as a director of Global Med Technologies, Inc. from March 31, 2006, until March 2010. From July 2007 to March 2009, Mr. Gilmore was also a director of Frontera Copper Corporation. Mr. Gilmore was also a director of Ram Power Corporation from October 2009 until April 2010. Mr. Gilmore’s pertinent experience, qualifications, attributes and skills include: public accounting and financial reporting expertise (including extensive experience as a certified public accountant), managerial experience attained from serving as the chief financial officer of NextAction Corporation, the knowledge and experience he has attained from service on other public company boards, and the knowledge and experience he has attained from his service on the Company’s Board since 2009.

Rene J. Robichaud has served as President of the Company since September 2011 and as Chief Executive Officer since February 2012. Prior to coming to the Company, Mr. Robichaud served as a consultant to various corporate clients since 2008. Mr. Robichaud served as president and chief executive officer of NS Group, Inc., a publicly-traded manufacturer of oil country tubular goods and line pipe, from February 2000 until the company’s sale in December 2006. Prior to that, Mr. Robichaud served as president and chief operating officer of NS Group, Inc. from June 1999 to February 2000. From 1997 to 1998, Mr. Robichaud served as a managing director and co-head of the Global Metals & Mining Group for Salomon Smith Barney. Mr. Robichaud also served as a director of The Midland Company from 2006 to 2008. Mr. Robichaud’s pertinent experience, qualifications, attributes and skills include: managerial experience he has attained from serving as the President and Chief Executive Officer of the Company, and as the president, chief executive officer and chief operating officer of NS Group, Inc., financial literacy and expertise, capital markets expertise, and managerial expertise gained through his mergers and acquisitions experience and leadership roles with Salomon Smith Barney, and the knowledge and experience he has attained from his service on other public company boards and on the Company’s Board since 2009.

John T. Nesser III brings 40 years of executive, corporate, and legal experience to the Company, including a proven record of success in the international oil & gas, engineering & construction, and maritime industries. Since July 2013, Mr. Nesser has served as the co-founder, co-chief executive officer and manager of All Coast, LLC, the owner and operator of a large fleet of Liftboards for the offshore oil and gas market in the Gulf of Mexico. Beginning in 1998 through his retirement in July 2011, Mr. Nesser held positions of increasing responsibility at McDermott International, a NYSE-listed international engineering and construction company, including chief operating officer responsible for all worldwide operations, chief administrative and legal officer and general counsel. Prior to joining McDermott, Mr. Nesser spent seven years as a partner, and then 13 years as a co-founding partner, of two major law firms. Mr. Nesser also serves on the Board of Directors of Thermon Group Holdings, Inc. Mr. Nesser served on the Board of Directors of Seahawk Drilling Incorporated from August 2009 to October 2011. In February 2011, Seahawk Drilling Incorporated announced that substantially all of its assets would be sold to Hercules Offshore, Inc., such sale being implemented through a Chapter 11 bankruptcy filing, citing heavy losses due to the slow issuance of shallow water drilling permits following the April 2010 oil spill in the Gulf of Mexico and other factors. Mr. Nesser’s pertinent experience, qualifications, attributes and skills include: financial literacy and extensive managerial experience attained from serving as the chief operating officer of McDermott International, legal experience attained from serving as the general counsel of McDermott International and practicing law at a private law firm that he founded, the knowledge and experience he has attained from service on other public company boards, and the knowledge and experience he has attained from his service on the Company’s Board since 2013.

There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director of the Company.

Compensation of Directors

For fiscal 2014, each director of the Company who was not also an employee of the Company, except the Chairman of the Board and Mr. Nesser, received an annual retainer of $50,000. Mr. Nesser received a prorated amount of that retainer of $15,934 for fiscal 2014 in light of his partial year of service during fiscal 2014. The Chairman of the Board received an annual retainer of $75,000 for fiscal 2014. The Chairmen of the Audit, the Compensation and the Nominating & Corporate Governance Committees received additional annual retainers of $15,000, $10,000 and $5,000, respectively, for fiscal 2014. All such retainers were payable in quarterly installments. In addition, each non-employee director received $1,500 for each board meeting he attended either in person or via teleconference and each member of the Audit, the Compensation and the Nominating & Corporate Governance Committees received $1,500 for each committee meeting he attended either in person or via teleconference during fiscal 2014. As an additional component of their compensation packages, all non-employee directors of the Company receive a onetime award of an option to purchase 3,000 shares of the Company’s Common Stock upon becoming a member of the Board. For fiscal 2014, each non-employee director, except the Chairman and Mr. Nesser, also received an annual award of restricted stock or stock options of the Company, or a combination of both, whichever they chose, with a value approximately equal to $50,000 on the date of the award. For fiscal 2014, the Chairman received an annual award of either restricted stock or stock options of the Company or a combination of both, whichever he chose, with a value equal to $75,000 on the date of the award and Mr. Nesser, who did not join the Board until September 2013, did not receive an equity award. However, Mr. Nesser did receive his onetime award of an option to purchase 3,000 shares of the Company’s Common Stock on September 5, 2013. The annual equity award for fiscal 2014 was made on April 1, 2013. The restricted stock is valued based on the market price of the Company’s Common Stock on the day the stock is issued, vests one year from the date of issuance, and is otherwise subject to all of the terms and conditions of the Company’s 2006 Equity Incentive Plan, or such other plan under which the restricted stock may be issued. The director options have an exercise price equal to the market price of the Common Stock on the day they were issued, are 100% vested upon issuance, have a ten-year life and are otherwise subject to all of the terms and conditions of the 2006 Equity Incentive Plan or such other plan under which the options may be issued. Directors of the Company who are also employees of the Company receive no compensation for service to the Company as directors.

A director may elect to defer receipt of all or a portion of his cash compensation in accordance with the terms of the Company’s Deferred Compensation Plan for Directors. Under the Company’s Deferred Compensation Plan for Directors, non-employee directors of the Company can elect to receive deferred compensation in three forms—a cash credit, a stock credit or a combination of the two. The value of deferrals made in the form of a stock credit track the value of the Company’s Common Stock. Deferrals made in the form of a cash credit will accumulate interest at a rate based on the annual yield of the longest term United States Treasury Bond outstanding at the end of the preceding year. All payments made under the plan will be made in cash. As of January 31, 2014, Mr. Brown had accumulated the equivalent of 11,494.80 shares of Common Stock in his stock credit account, Mr. Butler had accumulated the equivalent of 2,939.76 shares of Common Stock in his stock credit account, Mr. Helfet had accumulated the equivalent of 3,182.25 shares of Common Stock in his stock credit account, Mr. Obus had accumulated the equivalent of 11,481.08 shares of Common Stock in his stock credit account, Mr. Gilmore had accumulated the equivalent of 468.75 shares of Common Stock in his stock credit account and Mr. Robichaud had accumulated the equivalent of 4,754.77 shares of Common Stock in his stock credit account. Mr. Nesser had no shares of Common Stock in his stock credit account.

The following table sets forth the compensation paid to our directors during the fiscal year ended January 31, 2014. Mr. Robichaud was our only director who was also an employee of the Company during the fiscal year. Mr. Robichaud’s compensation is reported in our Summary Compensation Table.

Fiscal 2014 Director Compensation Table

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards(3)	Total
David A.B. Brown	$106,500	—	$75,001	$181,501
J. Samuel Butler	83,500	$50,002	—	133,502
Anthony B. Helfet	87,000	—	50,000	137,000
Nelson Obus	75,500	—	50,000	125,500
Robert R. Gilmore	95,000	50,002	—	145,002
John T. Nesser III	35,934	—	21,420	57,354

(1)

Includes amounts deferred under the Company’s Deferred Compensation Plan for Directors for the accounts of Messrs. Brown, Obus and Gilmore in the amounts of $106,500, $50,000 and $30,000, respectively.

(2)

As of January 31, 2014, the Company had aggregate outstanding unvested restricted stock awards to non-employee directors in the amounts of 2,372 and 2,372 shares held by Messrs. Butler and Gilmore, respectively. The amount reported in this column is equal to the grant date fair value computed in accordance with Accounting Standards Codification (“ASC”) Topic 718 for each stock award.

(3)

As of January 31, 2014, the Company had aggregate outstanding option awards to non-employee directors in the amounts of 26,836, 13,030, 14,979, 18,420, 7,736 and 3,000 options held by Messrs. Brown, Butler, Helfet, Obus, Gilmore and Nesser, respectively. The amount reported in this column is equal to the grant date fair value computed in accordance with ASC Topic 718 for each stock award.

Meetings of the Board and Committees

During the fiscal year ended January 31, 2014, the Company’s Board of Directors held ten meetings. All directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which they served that were held during such fiscal year and during the period which such director served. It should be noted that the Company’s directors discharge their responsibilities throughout the year, not only at such Board of Directors and committee meetings, but through personal meetings and other communications with members of management and others regarding matters of interest and concern to the Company.

The Company has a policy encouraging its directors to attend the Annual Meeting of Stockholders. All directors then serving attended the Company’s 2013 Annual Meeting.

Pursuant to the Company’s Bylaws, the Board of Directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act, as amended, a Nominating & Corporate Governance Committee and a Compensation Committee.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its responsibilities with respect to the oversight of (i) the integrity of the Company’s financial statements, financial reporting process and internal control system; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm qualifications and independence; (iv) the performance of the Company’s internal audit function and its independent auditors and (v) the system of internal controls and disclosure controls and procedures established by management. The Audit Committee is responsible for the appointment of the Company’s independent registered public accounting firm and the terms of their engagement, reviewing the Company’s policies and procedures with respect to internal auditing, accounting, financial and disclosure controls and reviewing the scope and results of audits and any auditor recommendations. The Audit Committee held four meetings during the fiscal year ended January 31, 2014, in addition to personal meetings and other communications conducted throughout the year with members of management and each other regarding issues within the committee’s area of responsibility. The Amended and Restated Audit Committee Charter is available on the Company’s website under the heading “Governance” on the Investor Relations page (http://investor.laynechristensen.com/governance.cfm). The current members of the Audit Committee are Robert R. Gilmore (Chairperson), J. Samuel Butler and Nelson Obus. All of the members of the Audit Committee are independent within the meaning of SEC Regulations and the NASDAQ listing standards. The Board has determined that each member of the Audit Committee is qualified as an audit committee financial expert within the meaning of SEC regulations and that all such members are financially literate and have experience in finance or accounting resulting in their financial sophistication within the meaning of the NASDAQ listing standards. The Report of the Audit Committee for fiscal year 2014 appears below.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of independent directors as required by and in compliance with the listing standards of the NASDAQ Stock Market. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The functions of the Audit Committee are set forth in its charter. One of the Audit Committee’s principle functions is overseeing the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial reporting process, principles and internal controls as well as preparation of its financial statements. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States.

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended January 31, 2014, with management and the independent registered accounting firm. The Audit Committee has discussed with the independent registered accounting firm the matters required to be discussed under Public Company Accounting Oversight Board (United States) (“PCAOB”) Auditing Standard No. 16, “Communications with Audit Committees.” The independent registered public accounting firm has provided to the Audit Committee the written disclosures under applicable requirements of the PCAOB, and the Audit Committee has discussed with the auditors their independence from the Company. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of information technology and other non-audit services to the Company is compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.

Based on the reports and discussions described above, the Audit Committee has approved the inclusion of the Company’s audited financial statements and Management’s Report on Internal Control Over Financial Reporting in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2014, which was filed with the Securities and Exchange Commission.

Respectfully submitted on April [30], 2014, by the members of the Audit Committee of the Board of Directors:

Robert R. Gilmore, Chairman

J. Samuel Butler

Nelson Obus

Nominating & Corporate Governance Committee

The Nominating & Corporate Governance Committee (the “Nominating Committee”), in accordance with the process described below under the heading “Selection of Board Nominees,” identifies individuals qualified to become members of the Company’s Board of Directors, recommends to the Board proposed nominees for Board membership, recommends to the Board directors to serve on each standing committee of the Board and assists the Board in developing and overseeing corporate governance guidelines. The Nominating Committee’s evaluation of director nominees takes into account their ability to contribute to the diversity of age, background and experience represented on the Board, and the Nominating Committee reviews its effectiveness in balancing these considerations when assessing the composition of the Board. The Nominating & Corporate Governance Committee Charter is available on the Company’s website under the heading “Governance” on the Investor Relations page (http://investor.laynechristensen.com/governance.cfm). The Nominating Committee held three meetings during the fiscal year ended January 31, 2014, in addition to personal meetings and other communications conducted throughout the year with members of management and each other regarding issues within the committee’s area of responsibility. The current members of the Nominating Committee are J. Samuel Butler (Chairperson), David A.B. Brown and Robert R. Gilmore. All of the members of the Nominating Committee are independent within the meaning of SEC regulations and the NASDAQ listing standards.

Compensation Committee

The Compensation Committee establishes annual and long-term performance goals and objectives for the Company’s management, evaluates the performance of management and makes recommendations to the Board of Directors regarding the compensation and benefits of the Company’s executive officers and the members of the Board of Directors. The Compensation Committee also administers certain of the Company’s incentive plans, including the Company’s Executive Incentive Compensation Plan. The Amended and Restated Compensation Committee Charter is available on the Company’s website under the heading “Governance” on the Investor Relations page (http://investor.laynechristensen.com/governance.cfm). The current members of the Compensation Committee are John T. Nesser III (Chairperson), David A.B. Brown and Nelson Obus. All of the members of the Compensation Committee are independent within the meaning of SEC regulations and the NASDAQ listing standards. The Compensation Committee met four times during the fiscal year ended January 31, 2014, in addition to personal meetings and other communications conducted throughout the year with members of management and each other regarding compensation issues within the committee’s area of responsibility.

Selection of Board Nominees

The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Secretary in writing with whatever supporting material the stockholder considers appropriate or that is required by the Company’s bylaws relating to stockholder nominations as described below under the heading “Advance Notice Procedures.” The Company’s Secretary will forward the information to the members of the Nominating Committee, who will consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the proxy rules, the Company’s bylaws, the Company’s Nominating Committee Charter, the Company’s Corporate Governance Guidelines and the director selection procedures established by the Nominating Committee.

Once the Nominating Committee has identified a prospective nominee candidate, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the Nominating Committee with the recommendation of the prospective candidate, as well as the Nominating Committee’s own knowledge of the candidate. This information may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the criteria and qualifications described below. If the Nominating Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, the Nominating Committee then evaluates the prospective nominees against the criteria and qualifications set out in the Company’s Corporate Governance Guidelines. Such criteria and qualifications include:

—	a general understanding of management, marketing, accounting, finance and other elements relevant to the Company’s success in today’s business environment;
—	an understanding of the principal operational, financial and other plans, strategies and objectives of the Company;
—	an understanding of the results of operations and the financial condition of the Company and its significant business segments for recent periods;
—	an understanding of the relative standing of the Company’s significant business segments vis-à-vis competitors;
—	the educational and professional background of the prospective candidate;
—	the prospective nominee’s standards of personal and professional integrity;
—	the demonstrated ability and judgment necessary to work effectively with other members of the Board to serve the long-term interests of the stockholders;
—	the extent of the prospective nominee’s business or public experience that is relevant and beneficial to the Board and the Company;
—

the prospective nominee’s willingness and ability to make a sufficient time commitment to the affairs of the Company in order to effectively perform the duties of a director, including regular attendance at Board and committee meetings;

—	the prospective nominee’s commitment to the long-term growth and profitability of the Company; and
—	the prospective nominee’s ability to qualify as an independent director as defined in the Nasdaq listing standards.

However, as determining the specific qualifications or criteria against which to evaluate the fitness or eligibility of potential director candidates is necessarily dynamic and an evolving process, the Board believes that it is not always in the best interests of the Company or its stockholders to attempt to create an exhaustive list of such qualifications or criteria. Appropriate flexibility is needed to evaluate all relevant facts and circumstances in context of the needs of the Board and the Company at a particular point in time.

The Nominating Committee also considers such other relevant factors as it deems appropriate, including the current composition and diversity of age, background and experience of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating Committee determines whether to interview the prospective nominees, and if warranted, one or more members of the Nominating Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating Committee.

Leadership Structure of the Board

The Company’s Corporate Governance Guidelines do not require the separation of the roles of Chairman of the Board and Chief Executive Officer, as the Board believes that an effective board leadership structure can be highly dependent on the experience, skills and personal interaction between persons in leadership roles. Since 1992, the Company has separated the positions of chairman and chief executive officer. David A.B. Brown serves as the independent chairman and Rene J. Robichaud serves as the Chief Executive Officer of the Company. The Board believes this structure provides strong leadership for the Board, while also positioning the Chief Executive Officer as the leader of the Company in the eyes of our customers, employees and other stakeholders. The Board also believes that this structure has afforded the Company an effective combination of internal and external experience, continuity and independence that has served the Board and the Company well.

Chief Executive Officer Succession Planning

Assuring that the Company has the appropriate management talent to successfully pursue the Company’s strategies is one of the Board’s primary responsibilities. To fulfill this responsibility the Board has adopted a policy to assure that the Company has in place an appropriate plan to address succession should the Company’s Chief Executive Officer become unexpectedly unable to perform his duties, Chief Executive Officer succession in the ordinary course of business, and succession for key members of senior management. The Board annually reviews the senior executive team’s experience, skills, and competencies and assesses which, if any, of the executives possess, or have the ability to develop, attributes the Board believes are necessary to lead and achieve the Company’s goals. The Company’s succession plan is reviewed annually by the Board.

Communications with the Board of Directors

The Board of Directors has approved a formal policy for stockholders to send communications to the Board or its individual members. Stockholders can send communications to the Board and specified individual Directors by mailing a letter to the attention of the Board or a specific Director (c/o the General Counsel) at Layne Christensen Company, 1800 Hughes Landing Boulevard, Ste. 700, The Woodlands, TX 77380, or by sending a message through the Company’s website at http://investor.laynechristensen.com/contactus.cfm.

Upon receipt of a communication for the Board or an individual Director, the General Counsel will promptly forward any such communication to all the members of the Board or the individual Director or Directors, as appropriate. If a communication to an individual Director deals with a matter regarding the Company, the General Counsel will forward the communication to the entire Board, as well as the individual Director. Neither the Board nor a specific Director is required to respond to stockholder communications and when responding shall do so only in compliance with the Company’s Corporate Governance Guidelines.

Risk Oversight

The Board considers oversight of the Company’s risk management efforts to be a responsibility of the entire Board. The Board’s role in risk oversight includes receiving regular reports from members of senior management on areas of material risk to the Company, or to the success of a particular project or endeavor under consideration, including operational, financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate Committee, in the case of risks that are under the purview of a particular Committee) receives these reports from the appropriate members of management to enable the Board (or Committee) to understand the Company’s risk identification, risk management, and risk mitigation strategies. When a report is vetted at the Committee level, the chairperson of that Committee subsequently reports on the matter to the full Board. This enables the Board and its Committees to coordinate the Board’s risk oversight role. The Board also believes that risk management is an integral part of Layne Christensen’s annual strategic planning process, which addresses, among other things, the risks and opportunities facing the Company.

Part of the Audit Committee’s responsibilities, as set forth in its charter, is to review with corporate management, the independent auditors and the internal auditors, if applicable, any legal matters, risks or exposures that could have a significant impact on the financial statements and the steps management has taken to minimize the Company’s exposure. In this regard, the Company’s internal auditors prepare annually a comprehensive risk assessment report and review that report with the Audit Committee. This report identifies the material business risks for the Company, and identifies the Company’s internal controls that respond to and mitigate those risks. The Company’s management regularly evaluates these controls, and the Audit Committee is provided regular updates regarding the effectiveness of the controls. The Audit Committee regularly reports to the full Board.

Risk Assessment of Compensation Policies

In March 2014, the Company conducted a risk assessment of its compensation policies and practices. The Company’s compensation policies and practices were evaluated to ensure that they do not foster risk-taking above the level of risk associated with the Company’s business model. The Company considered the design and operation of its compensation arrangements, including the performance objectives and target levels used in connection with incentive awards, and evaluated the relationship between the Company’s risk management and these arrangements. The results of the assessment were then reported to the Compensation Committee. Based on this assessment, the Compensation Committee concluded that the Company has a balanced pay and performance program that does not encourage unnecessary or excessive risk-taking and that any risks arising from the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

Other Corporate Governance Matters

All of the members of the Board are independent within the meaning of SEC regulations and the Nasdaq listing standards, with the exception of Rene J. Robichaud. Mr. Robichaud is considered an inside director because of his employment as an executive of the Company.

Transactions with Management/Related-Party Transactions

The Company considers any transaction that would require disclosure under Item 404(a) of Regulation S-K to be a related-party transaction. The Company has an Employee Conflict of Interest Policy that requires employees to identify potential conflicts of interest, including related-party transactions, to the Compliance Department. Furthermore, the Company’s Audit Committee must review and approve all related-party transactions that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company was not a party to any transactions with any directors or executive officers of the Company during the last fiscal year requiring disclosure under the regulations of the Securities and Exchange Commission.

The Company has a Code of Business Conduct and Ethics that applies to all directors and employees of the Company, including the chief executive officer, chief financial officer and controller. The Code of Business Conduct and Ethics is available free of charge on the Company’s website under the heading “Governance” on the Investor Relations page (http://investor.laynechristensen.com/governance.cfm).

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis of compensation arrangements of our Executives for fiscal 2014 (as set forth in the Summary Compensation Table below) should be read together with the compensation tables and related disclosures set forth below.

Executive Summary

Our compensation program for our Chief Executive Officer, Chief Financial Officer, our former Chief Financial Officer (who resigned as Chief Financial Officer effective May 6, 2013), and the three other most highly compensated executive officers as of the end of fiscal 2014 (which we refer to collectively as our “Executives”) is designed to attract and retain top-quality executives, tie annual and long-term equity incentives to achievement of measurable corporate, business unit and individual performance objectives, and align the Executives’ incentives with stockholder value creation. To achieve these objectives, our executive compensation program emphasizes performance-based incentive compensation under our Short-Term Incentive Plan (the “STI Plan”) and our Long-Term Incentive Plan (the “LTI Plan”), which aligns our Executives’ compensation with the Company’s financial performance and stock price, providing them with an incentive to maximize stockholder value.

Our Compensation Committee (the “Committee”) is responsible for establishing and overseeing the administration of annual and long-term performance goals for our Executives, as well as setting the overall compensation philosophy for the Company, subject to approval by the Board. Consistent with our strong pay-for-performance culture, the Committee seeks to tie the compensation of the Executives to the Company’s financial and stock performance.

The Committee believes that its historical commitment to a strong pay-for-performance philosophy is evidenced by the fact that in the recent past, the Company’s executive officers have realized very little value from the equity awards that have been granted to them. For example, during the period from fiscal 2009 through fiscal 2012, 181,711 shares of performance-contingent restricted stock (“performance shares”), with an aggregate grant date fair market value of $4,608,133 were granted to our executive officers. As of January 31, 2014, however, the Company did not expect any of these performance shares to vest due to Company performance and the general business climate. Furthermore, the potential value that our executive officers could have realized as of January 31,

2014, from all of the outstanding stock options (vested and unvested) that were granted during the last ten years was approximately $90,682, based on the difference between the closing price of our Common Stock on January 31, 2014, and the exercise price for each option.

Due to the general business climate and outlook for the Company, the Committee took a conservative approach for Executive salaries in fiscal 2014 and did not make any changes to the base salaries for the Executives.

Under the STI Plan, our Executives had a primary goal of the Company achieving at least a 4% Return on Net Assets (“RONA”) for fiscal 2014, which was not met. As a result, none of our Executives received any awards under the STI Plan for fiscal 2014. See “Compensation Components—Short Term Incentive Plan—Awards for Fiscal 2014”.

Under the LTI Plan for fiscal 2014, the Committee recommended and the Board approved equity awards consisting of a combination of stock options, performance shares (which will vest only if the Company’s stock price significantly increases over the three year period from the date of grant), and time-vested restricted stock units (which are subject to a five-year cliff vesting and cannot be sold until the Executive is no longer employed by the Company).

The remainder of this Compensation Discussion and Analysis addresses the following topics in greater detail:

●           the objectives of our compensation program;

●          the role others play in designing and implementing our compensation program, including compensation consultants, peer groups and our Chief Executive Officer;

●           the components of compensation for our Executives, including the determination of base salaries, annual bonuses under our STI Plan and equity grants under our LTI Plan; and

●           the manner in which the Company addresses Internal Revenue Code limits on deductibility of compensation.

The compensation tables appear immediately following this Compensation Discussion and Analysis.

Objectives of Our Compensation Program

The Company’s compensation philosophy is to structure compensation to drive financial and strategic growth and build long-term stockholder value. The foundation of the Company’s compensation programs is based on the following core principles:

●           Pay for Performance – align incentive compensation with performance measures that motivate Executives and provide a linkage between the individual and his or her specific business division as well as the overall performance of the Company;

●          Reinforce “One Layne” Culture – through incentive design, drive behavior to achieve collaboration while never sacrificing the Company’s four core values of safety, sustainability, integrity and excellence;

●          Offer Competitive Compensation – set target compensation opportunity to be competitive within the markets in which we operate;

●          Align with Stockholder Interests – structure compensation with performance measures that motivate executives to maximize stockholder value; and

●          Focus on Both Short-term and Long-term Performance - provide a balanced compensation opportunity that rewards both short-term results and long-term strategic contributions which reinforce sustained business performance and discourage excessive risk-taking.

To achieve these objectives, the Committee implements and maintains compensation plans that tie a significant portion of the Executives’ overall compensation to our financial performance. The Committee generally believes that the Company’s total target compensation program should be set at, or near, the 50th percentile of the market. Based on the most recent benchmarking data provided by the Committee’s compensation consultant, the Company’s total target compensation is slightly below the 50th percentile of the benchmark data. See “Role of Peer Group” below. However, for the reasons discussed above in “Executive Summary,” the Company believes that the Executives’ realized total compensation for the past three fiscal years has likely been significantly below the 50th percentile.

Role of Compensation Consultants

To assist in carrying out its responsibilities, the Committee has from time to time retained independent consultants to provide advice on executive compensation and to perform specific tasks as requested by the Committee. Any consultant retained by the Committee reports directly to the Committee. On an annual basis the Committee reviews and assesses the independence and performance of any consultant then engaged in order to confirm that the consultant is independent, free of any potential conflicts and meets all applicable regulatory requirements.

For fiscal 2014, the Committee engaged the independent compensation consulting firm of Frederic W. Cook & Co. (“F.W. Cook”) to (i) perform a competitive review and analysis of executive officer base salary and other components of the Company’s compensation program, relative to survey market data and the Company’s identified peer group, (ii) advise the Committee with respect to evaluating whether any changes should be made to the Company’s identified peer group, (iii) conduct an overall review of the Company’s compensation program, including the relative mix of base salary and short- and long-term incentive compensation, and (iv) assist in the design of the Company’s short- and long-term incentive plans.

Role of the Peer Group

The Committee directs its consultant to review the base salary and short- and long-term incentive levels of our Executives. In order to ensure that our compensation programs are market-based, the Committee’s consultant analyzes and matches the position and responsibilities of each Executive to proxy statement data from a peer group of companies.

Peer groups require periodic review for fit to ensure that the peer framework continues to provide an appropriate benchmark for executive pay and company performance. As part of F.W. Cook’s fiscal 2014 engagement, the consultant recommended that the Company significantly revise its peer group for fiscal 2014. In doing so, F.W. Cook noted the unique challenges in creating a peer group for the Company given its three distinct lines of business and the limited number of comparator companies that provide a similar mix of services.

In selecting its peer group, F.W. Cook recommended that the Committee select companies based on similar industry classifications, organizational scope and size, financial metrics and comparable business operations. The Committee believes that the peer group consists of those companies for which executive compensation information is publicly available that are most comparable to the Company’s various businesses. However, several of the Company’s direct competitors are principally either privately held and/or incorporated in foreign jurisdictions that do not require public disclosure of executive compensation. Also, the uniqueness of the Company’s businesses results in a large number of companies in the peer group that are tangentially related to the Company or focused only on one of the Company’s lines of business. For these reasons, among others, the Committee recognizes that compensation comparisons are imperfect.

The peer group recommended by F.W. Cook and approved by the Committee for fiscal 2014 consisted of the 15 peer companies listed below.

Aegion	Heckman	Primoris Services

AMCOL International	Major Drilling	Sterling Construction

Boart Longyear	MasTec	Team

C&J Energy Services	Matrix Service	Tetra Technologies

Granite Construction	MYR Group	Willbros Group

The Committee believes the peer group data provided additional insights regarding competitive pay data and pay mix. The Committee also uses general industry survey data for benchmarking purposes.

Role of Executive Officers

Rene Robichaud, our Chief Executive Officer, regularly attended meetings of the Committee during fiscal 2014, but was not a member of the Committee and did not vote on Committee matters. Mr. Robichaud was not present for certain portions of Committee meetings, such as when the Committee held executive sessions or discussed CEO compensation.

In late fiscal 2013, Mr. Robichaud submitted compensation recommendations to the Committee for each of the Executives (other than himself). Based on the general business climate and outlook for the Company, Mr. Robichaud recommended that the Company not make any changes to the Executives’ base salaries for fiscal 2014. In addition, Mr. Robichaud recommended to the Committee the primary and secondary goals for each of the Executives under the STI Plan, the relative mix of the equity awards for the Executives under the LTI Plan and the performance criteria for the performance shares. Shortly after the end of fiscal 2014, Mr. Robichaud provided recommendations to the Committee with respect to the payment of awards to the Executives under the STI Plan for 2014.

Compensation Components

Our compensation program consists of the following components:

Base Salary

The Committee annually reviews base salaries, and recommends adjustments from time to time to realign our salaries with market levels paid by other companies for similar positions after taking into account individual performance, responsibilities, experience, autonomy, strategic perspectives and marketability, as well as the recommendation of the Chief Executive Officer.

Generally, the Committee believes that Executive base salaries should be targeted at, or near, the 50th percentile for executives at competitive general industry companies in similar positions and with similar responsibilities. For fiscal 2014, the Committee, with input from Mr. Robichaud (for Executives other than himself), recommended to the Board that no changes be made to the Executives’ base salaries. This decision was based primarily on challenging economic conditions and the outlook for the Company. In connection with the hiring of Mr. Easter as the Company’s Chief Financial Officer in May 2013, Mr. Robichaud recommended to the Committee Mr. Easter’s salary, based on input from Heidrick & Struggles, an independent executive search firm retained by management. The Committee approved such recommendation and recommended to the Board that it approve Mr. Easter’s salary. The Board approved the Committee’s recommendations with respect to the Executives’ salaries for fiscal 2014.

The table below lists the Executives’ annual base salaries for fiscal 2014.

Executive	Base Salary
Rene J. Robichaud, President	$613,800
James R. Easter, Senior Vice President and Chief Financial Officer[1]	$350,000
Jerry W. Fanska, Former Senior Vice President—Finance and Chief Financial Officer[2]	$386,250
Steven F. Crooke, Senior Vice President—General Counsel	$362,250
Gernot E. Penzhorn, Senior Vice President of Operations—International	$300,000
David D. Singleton, Senior Vice President of Operations—Domestic	$300,000

1         James R. Easter was elected Senior Vice President and Chief Financial Officer of the Company on May 6, 2013. The salary listed for Mr. Easter is his annualized salary.

2         Jerry W. Fanska resigned from his position as the Senior Vice President—Finance of the Company effective May 6, 2013. He continued as an employee of the Company at his current base salary until September 13, 2013. The salary listed for Mr. Fanska is his annualized salary.

Short Term Incentive Plan

Targets for Fiscal 2014. Shortly before the beginning of fiscal 2014, F.W. Cook recommended to the Committee that the Company adopt the Layne Christensen Company Short Term Incentive Plan (the “STI Plan”) for the purpose of providing incentives for Executives to promote the best interests and profitable operation of the Company. All of the Executives participated in the STI Plan in fiscal 2014.

The STI Plan is a short term incentive plan designed to annually reward and incent participants for their performance and contributions to the Company’s overall financial and operational performance. Pursuant to the STI Plan, participants may receive awards based on the extent to which specified primary and secondary performance goals are met during a one-year performance period. For each annual performance period, the Committee will establish the primary and secondary goals based on the CEO’s recommendations, subject to the Board’s approval. The primary goals will relate to corporate level performance (or division level performance in the case of a division president).

If the primary goal for an Executive is not achieved, then the Executive will not receive any award under the STI Plan. For all of the Executives, the primary goal for fiscal 2014 was the Company achieving a RONA of at least 4%. If the primary goal is achieved, then the Executive will be entitled to an award to the extent that the Executive’s secondary goals are achieved. Secondary goals relate to corporate level, division level and individual level performance.

Consistent with a strong pay-for-performance philosophy, the STI Plan is structured to generally provide increases in short term incentive compensation (expressed as a percentage of base salary) if the Executives exceed established targets and decreases in short term incentive compensation if the Executives fail to meet established targets. In setting the fiscal 2014 targets, the Committee considered information in the Company’s business plans and preliminary recommendations from Mr. Robichaud.

In general, for the Executives, the secondary goals are weighted 80% towards the achievement of targeted Company consolidated earnings before interest and taxes (“Adjusted EBIT”) and 20% towards the achievement of personal goals. However, given the low-level of anticipated Adjusted EBIT for fiscal 2014, the Committee recommended to the Board that the Executives would not be eligible for the normal 80% of the short term incentive award based on the achievement of an Adjusted EBIT target even if the primary goal of 4% RONA was achieved. For each of the Executives, the secondary personal goals were based on recommendations by Mr. Robichaud. The personal goals recommended by Mr. Robichaud were related to the achievement of various goals set forth in the business plan for each Executive’s respective corporate function or division.

In general, if the primary and secondary goals (both financial and personal) are achieved, Mr. Robichaud’s target award under the STI Plan would be 100% of his base salary and the target award under the STI Plan for each of the other Executives would be 60% of his base salary.

If Mr. Robichaud achieved more than 100% of his secondary financial target goal, then for each 1% increase above the secondary financial target, Mr. Robichaud’s base salary percentage would be increased by 5% but his base salary percentage cannot be increased by more than 100%. If Mr. Robichaud achieved less than 100% of his secondary financial target goal, then for each 1% decrease below the target, the 100% base salary percentage would be decreased by 2.5%. Notwithstanding the above, if Mr. Robichaud achieved 80% or less of the secondary financial target, his base salary percentage would be zero. As discussed earlier, the amount of the total award related to the achievement of the secondary financial goals would make up 80% of the total award.

All of the other Executives will receive an incentive award of 60% of their individual base salaries, if they each achieve 100% of their respective secondary financial target goals. If the other Executives achieve more than 100% of their respective secondary financial target goals, then for each 1% increase above the secondary financial target goals, the Executive’s base salary percentage would be increased by 5%, but such base salary percentage cannot be increased by more than 100%. If the other Executives achieve less than 100% of their respective secondary financial target goals, then for each 1% decrease below the secondary financial target, the 60% base salary percentage would be decreased by 2.5%; provided, however that if an Executive achieved 80% or less of the secondary financial target, the base salary percentage would be zero. As discussed above, the amount of the total award related to the achievement of the secondary financial goals would make up 80% of the total award.

The percentage of the Executive’s target award that is paid based on personal performance is determined by comparing each Executive’s actual results to his individual goals, but cannot exceed 20% of the Executive’s target award.

Awards for Fiscal 2014. In March 2014, the Committee discussed fiscal 2014 awards under the STI Plan. The Company did not exceed the primary RONA goal for an award to the Executives under the STI Plan and as a result no awards were awarded to any of the Executives.

Equity Compensation

The Committee believes that aligning the interests of stockholders and its Executives is achieved through ownership of stock-based awards, such as stock options and restricted stock, which expose the Executives to the risks of declining stock prices and provides an incentive for Executives to maximize stockholder value.

2006 Equity Incentive Plan. Awards under the Company’s 2006 Equity Incentive Plan are designed to encourage Executives to acquire a proprietary and vested interest in the growth and performance of the Company, as well as to assist the Company in attracting and retaining Executives by providing them with the opportunity to participate in the success and profitability of the Company. The 2006 Equity Incentive Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units.

Fiscal 2014 Grants under 2006 Equity Incentive Plan. Shortly before the beginning of fiscal 2014, F.W. Cook recommended to the Committee that the Company adopt the LTI Plan for the purpose of making equity grants on an annual basis to certain key employees. Under the LTI Plan, the Board will establish an annual equity pool (the “LTI Pool”) within the first 90 days of each fiscal year. The equity awards issued from the LTI Pool relate to the Company’s Common Stock and will be made pursuant to the Company’s 2006 Equity Incentive Plan, or any successor or other Company stockholder-approved equity plan. The size of the LTI Pool in any year will generally be limited to 1% of the average market capitalization of the Company during the 30-day period ending on January 31st of the award year. Within the limits of the LTI Pool, the Board will make awards to participants based on recommendations made by the Compensation Committee.

A participant’s award from the LTI Pool (i.e., the participant’s “LTI Target Opportunity”) will be a percentage of the participant’s current base salary, which percentage will vary depending on the participant’s position in the Company. The percentages range from 200% of base salary for the Company’s Chief Executive Officer to 30% of base salary for the Company’s corporate vice-presidents. A percentage of each participant’s LTI Target Opportunity, as determined by the Committee, will be granted in the form of time-vested stock options, time-vested restricted stock units (“RSUs”) and performance shares. In general, the percentages for the time-vested options, time-vested RSUs and performance shares are generally expected to be 40%, 10% and 50%, respectively, of each participant’s LTI Target Opportunity. However, the Committee has sole discretion to increase or decrease these percentages recognizing that circumstances surrounding annual LTI grants will change from year to year. Due to the difficult economic environment and performance of the Company, for fiscal 2014, the Committee recommended and the Board approved a reduction in the total value of the Executives’ awards under the LTI Plan by 25%.

Stock Options. The Committee recommended, and the Board approved, grants of nonqualified stock options under the 2006 Equity Incentive Plan to the following Executives for the purchase of that number of shares of Company Common Stock determined by dividing the Stock Option Amount set forth in the table below by the value of such option determined by the Company’s option pricing model as of April 1, 2013, or May 6, 2013 for Mr. Easter (the date of grant).

Name of Executive	Stock Option Amount
Rene J. Robichaud	$491,040
James R. Easter	$140,000
Jerry W. Fanska	$154,500
Steven F. Crooke	$144,900
Gernot E. Penzhorn	$122,000
David D. Singleton	$122,000

The Committee recommended, and the Board approved, an exercise price for such options in an amount equal to the Fair Market Value (as defined in the 2006 Equity Incentive Plan) of the Company’s Common Stock as of the date of grant, with vesting to occur over a period of three years from the date of grant. The nonqualified stock options granted under the 2006 Equity Incentive Plan expire ten years from the date of grant. See “Executive Compensation and Other Arrangements—Potential Payments Upon Change of Control, Retirement, Death or Disability” below for descriptions of the amounts Executives may receive upon a change in control, retirement, death or disability.

Restricted Stock Units. The Committee also recommended, and the Board approved, grants of RSUs determined by dividing the RSU Amount set forth opposite the respective Executive’s name by the closing price of our Common Stock as of April 1, 2013, or May 6, 2013 for Mr. Easter (the date of grant).

Name of Executive	RSU Amount
Rene J. Robichaud	$122,760
James R. Easter	$35,000
Jerry W. Fanska	$38,625
Steven F. Crooke	$36,225
Gernot E. Penzhorn	$30,000
David D. Singleton	$30,000

Each RSU grant will vest and be payable on the fifth anniversary of each such award’s grant date, or, if earlier, upon the participant’s retirement from the Company, which can occur only if the participant is age 60 and has been employed with the Company for at least five years. The participant is required to hold and not sell any shares issued in connection with the settlement of a vested RSU until his separation from the Company. See “Executive Compensation and Other Arrangements—Potential Payments Upon Change of Control, Retirement, Death or Disability” below for descriptions of the amounts Executives may receive upon a change in control, retirement, death or disability.

Performance Shares. The Committee also recommended, and the Board approved, grants of performance shares of Company Common Stock determined by dividing the Performance Share Amount set forth opposite the respective Executive’s name by the value of such shares determined by the Company’s performance share valuation method as of April 1, 2013 (the date of grant).

Name of Executive	Performance Share Amount
Rene J. Robichaud	$306,900
James R. Easter	--
Jerry W. Fanska	96,563
Steven F. Crooke	90,563
Gernot E. Penzhorn	75,000
David D. Singleton	75,000

Mr. Easter did not receive a grant of performance shares for fiscal 2014.

If the trailing average closing price of the Company’s Common Stock during any 30 consecutive trading day period is at or above any of the following stock price goals during the period commencing on April 1, 2013 and ending on March 31, 2016, then the performance shares will vest as follows: 33% will vest if at or above $25 per share; 67% will vest if at or above $27 per share and 100% will vest if at or above $30 per share. See “Executive Compensation and Other Arrangements—Potential Payments Upon Change of Control, Retirement, Death or Disability” below for descriptions of the amounts Executives may receive upon a change in control, retirement, death or disability.

Benefits

Our Executives who meet minimum service requirements are entitled to receive medical, dental, life and short-term and long-term disability insurance benefits and may participate in a capital accumulation plan, as described below. Such benefits are provided equally to all Company employees, other than where benefits are provided pro-rata based on the respective Executive’s salary (such as the level of disability insurance coverage).

Capital Accumulation Plan

The Company has adopted a capital accumulation plan (the “Capital Accumulation Plan”). Each of the Company’s executive officers, including the Executives, and substantially all other employees of the Company are eligible to participate in the Capital Accumulation Plan. The Capital Accumulation Plan is a defined contribution plan qualified under Section 401, including Section 401(k), of the Internal Revenue Code of 1986, as amended (the “Code”). The Capital Accumulation Plan provides for two methods of Company contributions, a Company matching contribution tied to and contingent upon participant deferrals and a Company profit sharing contribution which is not contingent upon participant deferrals. The amount, if any, of Company paid contributions, both matching and profit sharing, for each fiscal year under the Capital Accumulation Plan is determined by the Board of Directors in its discretion. Each eligible employee meeting certain service requirements and electing to defer a portion of his or her compensation under the Capital Accumulation Plan participates in the Company’s matching contribution program pursuant to a formula as designated by the Board of Directors. Currently, the Company makes a matching contribution that is equal to 100% of a participant’s salary deferrals that do not exceed 3% of the participant’s compensation plus 50% of a participant’s salary deferrals between 3% and 5% of the participant’s compensation. This form of matching contribution qualifies as what is known as a “safe harbor” matching contribution under the Employee Retirement Income Security Act of 1974. In addition, each eligible employee meeting certain service requirements participates in Company profit sharing contributions to the Capital Accumulation Plan in the proportion his or her eligible compensation bears to the aggregate compensation of the group participating in the Capital Accumulation Plan. At the option of the Board of Directors, all or any portion of Company contributions to this plan may be made in the Company’s Common Stock. Furthermore, each participant can voluntarily contribute, on a pre-tax basis, a portion of his or her compensation (which cannot exceed $17,500 for participants who are 49 or younger, or $23,000 for participants who are 50 or older, for the calendar year 2013) under the Capital Accumulation Plan. A participant’s account will be placed in a trust and invested at the participant’s direction in any one or more of a number of available investment options. Each participant may receive the funds in his or her Capital Accumulation Plan account upon termination of employment. For services rendered in fiscal 2014, total Company contributions under the Capital Accumulation Plan of $7,744, $9,027, $10,773, $10,742 and $10,683 accrued for the accounts of Messrs. Robichaud, Fanska, Crooke, Penzhorn and Singleton, respectively.

Deferred Compensation

The Company’s Key Management Deferred Compensation Plan was designed to provide additional retirement benefits and income tax deferral opportunities for a select group of management and highly compensated employees. The plan allows such key executives, including the Executives, to defer the receipt of up to 50% of base salary and 100% of performance-based awards. The Company may match contributions to this plan in an amount determined annually by the Committee, generally based on recommendations from Company management. Currently, the Company is not making a matching contribution under the plan. In addition, the Company may make contributions on a discretionary basis. Company contributions to the plan are subject to a five-year vesting schedule, with 50% of all such contributions becoming vested after three years of completed plan participation and 100% of all such contributions becoming vested after five years of completed plan participation or upon a participant turning 60 years of age. However, Company contributions become fully vested if a participant is involuntarily terminated by the Company within one year after a change of control of the Company. If a plan participant is not employed by the Company as of the last day of the plan year other than by reason of his or her retirement, death or disability, the Company contributions, if any, for such plan year shall be zero. In the event of an Executive’s retirement, disability or death, he or she shall be credited with the Company contribution, if any, for such plan year.

The deferred compensation plan is a nonqualified and unfunded plan, and participants have only an unsecured promise from the Company to pay the amounts when they become due from the general assets of the Company. The Committee offers this benefit to provide Executives with an opportunity to save, on a tax deferred basis, amounts in addition to what they can save under the Company’s qualified retirement plans for retirement or future dates. The Committee believes this plan is important as a retention and recruitment tool because most of the companies with which the Company competes for executive talent provide a deferral plan for their executives.

Perquisites

The Company believes its executive compensation program described above is generally sufficient for attracting talented executives and that providing other significant perquisites is generally neither necessary nor in the stockholders’ best interests. However, in connection with the hiring of Mr. Robichaud, the Company agreed to reimburse Mr. Robichaud for temporary housing for up to one year and for weekly commuting expenses between Kansas City and Cincinnati during such period for either him or his spouse, which in connection with the relocation of the Company’s headquarters to the Houston metropolitan area was extended through July 2013.

In connection with the Company’s relocation to The Woodlands, Texas, the Company provided all of its employees that relocated to The Woodlands with customary relocation assistance, which varied based on the employee’s position with the Company. The Company was also able to negotiate a free corporate membership to a country club in The Woodlands with individual memberships being issued to Messrs. Robichaud, Crooke and Singleton. The Company pays the monthly dues for each of the Executives.

In connection with the hiring of Mr. Easter, the Company agreed to issue to Mr. Easter stock options under the Company’s 2006 Equity Incentive Plan relating to the purchase of shares of Common Stock if Mr. Easter relocated his personal residence to The Woodlands, Texas area on or before May 5, 2014. The number of shares of Common Stock subject to the options is equal to $50,000 divided by the per share Fair Market Value of each option as determined pursuant to the Company’s option pricing model as of December 6, 2013 (the date of such relocation), which was also the date of grant for such options. The options have the same terms as the LTI Plan options described above.

Except for these items, none of the Executives received any perquisites that have a value in the aggregate in excess of $10,000 during the fiscal year ended January 31, 2014.

Adjustments to Compensation Plan

The Company has no formal policy on recapturing salary or incentive awards (equity or cash) granted to an Executive, in the event that the Company were to have to restate its financial statements (whether arising from conduct or actions of the Executive, or otherwise). However, the discretion retained by the Committee to make adjustments in all types of compensation, permits it to decrease an Executive’s compensation under such circumstances if such compensation has not already been paid or become final. The Company intends to adopt a compensation claw-back policy after the Securities and Exchange Commission adopts final rules related to compensation claw backs pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act. To date, the Company has never been required to restate its financial statements.

Tax and Accounting Treatment of Compensation

Deductibility of Compensation

The Committee has taken, and it intends to continue to take, reasonable steps necessary to assure the Company’s ability to deduct for federal tax purposes compensation provided to senior executives. However, such steps may not always be practical or consistent with the Committee’s compensation objectives. Given that the earnings limit for deductibility has remained fixed since 1993, and the value of some compensation elements cannot be determined until year-end, there are circumstances in which some executive compensation may not meet tax deductibility requirements. The Company can deduct all of the compensation shown in the Summary Compensation Table for fiscal 2014, excluding the value of equity-based awards which are subject to taxation in a later period.

Nonqualified Deferred Compensation

Certain of the Company’s nonqualified compensation and benefits arrangements, incentive programs and corporate practices (such as severance, relocation and expense reimbursements) are considered nonqualified deferred compensation and subject to IRC Section 409A and the related regulations. In general, Code Section 409A restricts the timing and manner of payment (as well as the timing of participant elections) under these types of taxable compensation programs. The Company has amended these arrangements, programs and practices to cause them to be in compliance with the statutory and regulatory provisions. The changes have no financial impact on the Company, nor do they have any material impact on the way in which it compensates the Executives.

Accounting for Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with the requirements of ASC Topic 718, which requires the Company to expense the estimated value of certain stock-based compensation.

Stock Ownership Guidelines and Hedging Policies

We do not have formal stock ownership guidelines for executive officers or a policy with respect to hedging the economic risks of stock ownership. But our policy statement regarding Securities Trading and Handling of Nonpublic Information prohibits our executive officers and directors from engaging in certain types of hedging activity, such as short sales or buying or selling put or call options of any of our securities. Additionally, we require executives to continue to own non-performance-based restricted stock until they are no longer employed by the Company as a means of ensuring equity retention and long-term linkage to stockholders.

Advisory Vote on Executive Compensation

The Company conducts an advisory vote on executive compensation each year at its annual meeting. While the votes are not binding on the Company, its Board, or the Committee, the Committee believes that an annual advisory vote on executive compensation offers stockholders the opportunity to express their views regarding the Company’s compensation program and the Committee’s decisions on executive compensation. The Board and the Committee value the opinions of stockholders and each year the Committee closely examines stockholders’ concerns and evaluates whether any actions are necessary to address those concerns.

At last year’s annual meeting, a majority of the votes cast on the advisory vote on executive compensation were voted against the Company’s Named Executive Officer compensation as disclosed in the proxy statement despite the Company having received a positive vote recommendation by the proxy advisory firm Institutional Shareholder Services (ISS). Following the annual meeting, the Company contacted several of its largest institutional stockholders to discuss any concerns they might have had regarding the Company’s Executive compensation. None of the stockholders contacted indicated any specific concerns regarding the Company’s Executive compensation.

At the annual meeting in 2012, only 57% of the votes cast for and against the advisory vote on executive compensation were voted in favor of the Company’s Named Executive Officer compensation. After that vote, the Committee focused on improving the link between pay and performance and with the assistance of F.W. Cook re-evaluated the Company’s Executive compensation program. As a result of that review, in early fiscal 2014, the Committee recommended, and the Board approved, the adoption of the STI Plan and the LTI Plan, which replaced our prior plans. However, stockholders at last year’s annual meeting did not have any data as to how the revised compensation program would actually be implemented by the Committee and the Board, which may have contributed to last year’s negative votes. The Committee believes that the total compensation amounts listed in the Summary Compensation Table for fiscal 2014 reflect the Committee’s commitment to create a stronger link between pay and performance than in prior years.

In addition, the Committee believes that the negative votes last year may have been due in part to the compensation disclosure requirements of the SEC that focus on grant date fair market value for equity-based awards without any disclosure in subsequent years of the amount that was actually realized by the Executives. As discussed above, the Committee has historically set very difficult vesting criteria for performance-based equity awards and as a result, the Executives have not realized any significant value from those past performance-based equity awards. See “—Executive Summary” above.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement beginning at page 10.

Based on the review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the Company’s 2014 Annual Meeting of Stockholders and be incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2014.

Respectfully submitted by the members of the Compensation Committee of the Board of Directors:

John T. Nesser III, Chairman

David A.B. Brown

Nelson Obus

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee are set forth in the preceding section. During the most recent fiscal year, no Layne Christensen executive officer served as a (i) member of the compensation committee (or equivalent), or the board of directors, of another entity, one of whose executive officers served on the Company’s Compensation Committee or (ii) member of the compensation committee (or equivalent) of another entity, one of whose executive officers served as a director of the Company.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

The following table sets forth for the fiscal years ended January 31, 2014, 2013 and 2012, respectively, the compensation of the Company’s chief executive officer, chief financial officer, former chief financial officer and of each of the Company’s three other most highly compensated executive officers whose remuneration for the fiscal year ended January 31, 2014, exceeded $100,000 for services to the Company and its subsidiaries in all capacities (collectively, the “Named Executive Officers”):

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary(4) ($)	Bonus(5) ($)	Stock Awards(6) ($)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonqualified Compen- sation Earnings ($)	All Other Compen- sation(7)(8) ($)	Total ($)

Rene J. Robichaud (1)	2014	$637,408	—	$491,040	$429,660	—	—	$84,611	$1,642,719
President, Chief Executive Officer	2013	612,297	$61,380	480,000	599,993	—	—	76,731	1,830,401
and Director	2012	270,415	178,936	2,511,990	300,000	—	—	129,152	3,390,493

James R. Easter (2)	2014	262,500	—	35,000	140,000	—	—	3,457	440,957
Senior Vice President and Chief
Financial Officer

Jerry W. Fanska (3)	2014	257,099	—	135,188	154,500	—	—	180,696	727,483
Former Senior Vice President—	2013	385,948	23,175	185,396	231,741	—	—	21,687	847,947
Finance and Treasurer	2012	374,769	137,643	113,000	226,000	—	—	22,042	873,454

Steven F. Crooke	2014	376,183	—	126,788	144,900	—	—	83,805	731,676
Senior Vice President—	2013	361,786	21,735	152,146	190,190	—	—	20,521	746,378
General Counsel and Secretary	2012	344,192	126,632	89,000	178,000	—	—	18,786	756,610

Gernot E. Penzhorn	2014	311,538	—	105,000	122,000	—	—	125,287	663,825
Senior Vice President of	2013	264,182	100,000	62,998	178,738	—	—	63,590	669,508
Operations – International	2012	211,346	—	25,000	50,000	200,000	—	142,116	582,356

David D. Singleton	2014	311,538	—	105,000	122,000	—	—	43,818	622,347
Senior Vice President of
Operations – Domestic

(1)

All amounts reported for Mr. Robichaud for fiscal 2012 reflect the portion of the year that he was employed by the Company. Mr. Robichaud’s employment commenced on July 29, 2011. Furthermore, $2,211,990 of the amount reported under the Stock Awards column represents the grant date fair value of Mr. Robichaud’s inducement grant of restricted stock received upon the commencement of his employment with the Company, and $300,000 reflects the pro-rated portion of his annual award of restricted stock, which was received by all other Named Executive Officers on February 1, 2011. The amount reported under the Option Awards column also reflects the pro-rated portion of his annual award of options, which was received by all other Named Executive Officers on February 1, 2011.

(2)	All amounts reported for Mr. Easter for fiscal 2014 reflect the portion of the year that he was employed by the Company. Mr. Easter’s employment commenced on May 6, 2013.

(3)

All amounts reported for Mr. Fanska for fiscal 2014 reflect the portion of the year that he was employed by the Company and any severance payments he received during the remainder of the year. Mr. Fanska resigned from his position as the Senior Vice President—Finance of the Company on May 6, 2013. He continued his employment with the Company at his current base salary until September 13, 2013.

(4)

Reflects salary earned for the fiscal years ended January 31, 2014, 2013 and 2012, respectively. The salary amounts in 2014 for Messrs. Robichaud, Fanska, Crooke, Penzhorn and Singleton include amounts deferred under the Company’s Deferred Compensation Plan of $4,615, $3,269, $4,615, $13,846 and 15,385, respectively. The salary amounts in 2013 for Messrs. Robichaud, Fanska, Crooke and Penzhorn include amounts deferred under the Company’s Deferred Compensation Plan of $5,000, $5,000, $5,000 and $5,769, respectively. The salary amounts in 2012 for Messrs. Robichaud, Fanska, Crooke and Penzhorn include amounts deferred under the Company’s Deferred Compensation Plan of $5,385, $5,000, $5,000 and $5,000, respectively. All amounts deferred are also reflected in the Nonqualified Deferred Compensation table appearing on page [25] in this Proxy Statement.

(5)

The incentive compensation paid to Messrs. Robichaud, Fanska, Crooke and Penzhorn with respect to fiscal 2013 is reported in the “Bonus” column rather than the “Non-Equity Incentive Plan Compensation” column since the Company did not meet the target performance goals set for those Named Executive Officers under the Executive Incentive Compensation Plan. However, the Compensation Committee recommended and the Board approved discretionary bonuses for those Named Executive Officers for fiscal

2013 to recognize their individual contributions to the Company. The incentive amount in 2013 for Mr. Penzhorn includes $10,000 deferred under the Company’s Deferred Compensation Plan. All amounts deferred are also reflected in the Nonqualified Deferred Compensation table appearing on page [25] in this Proxy Statement.

The incentive compensation paid to Messrs. Robichaud, Fanska and Crooke with respect to fiscal 2012 is also reported in the “Bonus” column rather than the “Non-Equity Incentive Plan Compensation” column since the Company did not meet the target performance goals set for those Executive Officers under the Executive Incentive Compensation Plan due to the non-cash write-off of goodwill and other intangible assets, the additional compensation cost associated with the transition of the Chief Executive Officer position and the FCPA accrual. As a result, the incentive awards for those Named Executive Officers for fiscal 2012 were discretionary bonuses.

(6)

Amounts reported in the Stock Awards and Option Awards columns represent the aggregate grant date fair value of such awards, computed in accordance with ASC Topic 718. Pursuant to Securities and Exchange Commission rules, the amounts shown for the fiscal 2014, 2013 and fiscal 2012 Stock Awards report the value at the grant date based upon the probable outcome of the performance conditions that affect the vesting of such awards. These amounts do not include an estimate of forfeitures related to any time-based vesting conditions, and assume that the Named Executive Officer will perform the requisite service to vest in the award. For assumptions used in determining these values, refer to [Note 12] of the Company’s financial statements in the Company’s Annual Report on Form 10-K for the year ended January 31, 2014, as filed with the Securities and Exchange Commission. For additional information regarding stock awards for the Named Executive Officers, refer to the “Grants of Plan-Based Awards in Last Fiscal Year” and “Outstanding Equity Awards at Fiscal Year End” tables included in this Proxy Statement beginning on page [24].

(7)	Excludes perquisites and other benefits, unless the aggregate amount of such compensation exceeds $10,000.

(8)

All Other Compensation for the fiscal year ended January 31, 2014, includes Layne Christensen contributions in the amounts of $7,744, $9,027, $10,773, $10,742 and $10,683, which accrued during such fiscal year for the accounts of Messrs. Robichaud, Fanska, Crooke, Penzhorn and Singleton, respectively, under the Company’s Capital Accumulation Plan; the cost of term life insurance paid by the Company for the benefit of Messrs. Robichaud, Easter, Fanska, Crooke, Penzhorn and Singleton in the amounts of $6,078, $1,957, $7,346, $3,483, $660 and $1,628, respectively; Company matching contributions to the accounts of Messrs. Robichaud, Fanska, Crooke, Penzhorn and Singleton under the Company’s Deferred Compensation Plan in the amounts of $2,115, $2,115, $2,115, $3,846 and $4,231, respectively; and Company matching contributions to the health savings accounts of Messrs. Robichaud, Easter, Fanska, Crooke, Penzhorn and Singleton in the amounts of $2,189, $1,500, $1,750, $1,808, $1,620 and $1,481, respectively. Also includes $18,719, $57,237, $108,419 and $21,968 of compensation for Messrs. Robichaud, Crooke, Penzhorn and Singleton, respectively, related to the costs of temporary living, travel, locating and purchasing a house and moving incurred by the Company in connection with their relocation to the Houston, Texas area. Further, it includes $5,732, $8,389 and $3,827 of compensation for Messrs. Robichaud, Crooke and Singleton, respectively, relating to the costs of country club memberships in The Woodlands, Texas. Additionally, it includes $160,458 of compensation received by Mr. Fanska during fiscal 2014 as severance under the terms of his severance and equity award agreements with the Company in connection with his resignation from the Company as Chief Financial Officer on May 6, 2013. See “Potential Payments Upon Change of Control, Retirement, Death or Disability–Termination Without Cause or Constructive Termination” and “Potential Payments Upon Change of Control, Retirement, Death or Disability–Retirement” for a description of the full amount of severance payable to Mr. Fanska under his severance and equity award agreements. The payment of the remaining amounts is contingent upon Mr. Fanska remaining in compliance with the requirements of the confidentiality, non-solicitation and non-competition provisions of his severance agreement at the time such payments are due.

Grants of Plan-Based Awards during Fiscal 2014

The following table sets forth information with respect to each Named Executive Officer concerning grants during the fiscal year ended January 31, 2014, of awards under both the Company’s equity and non-equity plans.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock	All Other Option		Grant Date Fair
								Awards:	Awards:	Exercise	Value of
								Number of	Number of	or Base	Stock
								Shares of	Securities	Price of	and
								Stock or	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards (2)
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)
Rene J. Robichaud	04/01/13	$306,900	$613,800	$1,227,600							--
	04/01/13(3)								50,753	$21.08	$491,040
	04/01/13(4)							5,824			$122,760
	04/01/13(5)				7,530	15,288	22,818				$306,900

James R. Easter	05/06/13	$105,000	$210,000	$420,000							--
	05/06/13(3)								14,952	$20.40	$140,000
	05/06/13(4)							1,716			$35,000
	12/06/13(3)								6,693	$15.72	$50,000

Jerry W. Fanska	04/01/13	$115,875	$231,750	$463,500							--
	04/01/13								15,969	$21.08	$154,500
	04/01/13(3)							1,832			$38,625
	04/01/13(4)				2,369	4,810	7,179				$96,563

Steven F. Crooke	04/01/13	$108,675	$217,350	$434,700							--
	04/01/13(3)								14,977	$21.08	$144,900
	04/01/13(4)							1,718			$36,225
	04/01/13(5)				2,222	4,511	6,733				$90,563

Gernot E. Penzhorn	04/01/13	$90,000	$180,000	$360,000							--
	04/01/13(3)								12,403	$21.08	$122,000
	04/01/13(4)							1,423			$30,000
	04/01/13(5)				1,840	3,736	5,576				$75,000

David D. Singleton	04/01/13	$90,000	$180,000	$360,000							--
	04/01/13(3)								12,403	$21.08	$122,000
	04/01/13(4)							1,423			$30,000
	04/01/13(5)				1,840	3,736	5,576				$75,000

(1)

The amounts reported under the Threshold, Target and Maximum columns in this table are the possible incentive compensation awards calculated in accordance with the provisions set forth in the Executive Incentive Compensation Plan. The Threshold column reports the awards that would have been paid if 80% of the performance targets were met. If less than 80% of a performance target is met, no incentive award is paid with respect to that target. The Target column reports the awards that would have been paid if 100% of the performance targets were met and the Maximum column reports the maximum awards available under the plan regardless of the amount by which the performance targets are exceeded. For fiscal 2014, the Company did not meet the minimum performance threshold set by the Board for any Named Executive Officer.

(2)

Amounts reported in the Grant Date Fair Value of Stock and Option Awards column represent the aggregate grant date fair value of such awards, computed in accordance with ASC Topic 718. Pursuant to Securities and Exchange Commission rules, the amounts shown for the Stock Awards report the value at the grant date based upon the probable outcome of the performance conditions that affect the vesting of such awards. The amounts shown for the Option Awards do not include an estimate of forfeitures related to time-based vesting conditions, and assume that the Named Executive Officer will perform the requisite service to vest in the award. For assumptions used in determining these values, refer to Note [12] of the Company’s financial statements in the Company’s Annual Report on Form 10-K for the year ended January 31, 2014, as filed with the Securities and Exchange Commission. For additional information regarding stock awards for the Named Executive Officers, refer to the “Summary Compensation” and “Outstanding Equity Awards at Fiscal Year End” tables included in this Proxy Statement on pages [20] and [24], respectively.

(3)

The grant of options reported for this award will vest on the third anniversary of such award’s grant date, or, if earlier, upon the participant’s retirement from the Company, which can occur only if the participant is age 60 and has been employed with the Company for at least five years. See the discussion in the Compensation Discussion and Analysis under the heading “Compensation Components–Stock Options” on page [15] of this Proxy Statement for a complete explanation of the vesting of the Options reported in this table.

(4)

The grant of RSUs reported for this award will vest on the fifth anniversary of each such award’s grant date, or, if earlier, upon the participant’s retirement from the Company, which can occur only if the participant is age 60 and has been employed with the Company for at least five years. See the discussion in the Compensation Discussion and Analysis under the heading “Compensation Components—Restricted Stock Units” on page [16] of this Proxy Statement for a complete explanation of the vesting of the RSUs reported in this table.

(5)

The grant of performance shares reported under the Threshold, Target and Maximum columns for this award will vest, if at all, in various percentages only if the trailing average closing price of the Company’s Common Stock during any 30 consecutive trading day period is at or above the certain stock price goals during the period commencing on April 1, 2013 and ending on March 31, 2016. See the discussion in the Compensation Discussion and Analysis under the heading “Compensation Components—Performance Shares” on page [16] of this Proxy Statement for a complete explanation of the vesting of the shares of restricted stock reported in this table. The Threshold column reports the number of shares that will vest if a stock price at or above $25 per share is achieved during the vesting period, the Target column reports the number of shares that will vest if a stock price at or above $27 per share is achieved during the vesting period and the Maximum column reports the number of shares that will vest if a stock price at or above $30 per share is achieved during the vesting period.

Outstanding Equity Awards at Fiscal Year-End

The following table lists all outstanding equity awards held by our Named Executive Officers as of January 31, 2014.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(10)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(9)

Rene J. Robichaud	3,000(1)	—	—	$24.01	01/01/2019	28,324	$480,375	132,724	$2,250,999
	11,928(5)	5,965(5)	—	$29.31	07/29/2021
	16,225(3)	32,452(3)	—	$24.32	02/01/2022
	—	50,753(4)	—	$21.08	04/01/2023

James R. Easter	—	14,952(7)	—	$20.40	05/06/2023	1,716	$29,103
	—	6,693(8)	—	$15.72	12/06/2023

Jerry W. Fanska	35,000(1)	—	—	$27.87	01/20/2016		$31,071	22,021(9)	$373,476
	17,500(1)	—	—	$42.26	06/07/2017
	13,303(1)	—	—	$35.71	02/05/2018
	28,806(1)	—	—	$15.78	02/01/2019
	15,537(1)	—	—	$21.99	06/03/2019
	11,600(1)	—	—	$27.79	02/19/2020
	11,849(1)	—	—	$33.10	02/01/2021
	18,801(1)	—	—	$24.32	02/01/2022
	15,969(1)	—	—	$21.08	04/01/2023

Steven F. Crooke	17,500(1)	—	—	$27.87	01/20/2016	1,718	$29,137	19,930(9)	$338,013
	13,125(1)	—	—	$42.26	06/07/2017
	9,826(1)	—	—	$35.71	02/05/2018
	21,277(1)	—	—	$15.78	02/01/2019
	11,476(1)	—	—	$21.99	06/03/2019
	8,569(1)	—	—	$27.79	02/19/2020
	6,222(2)	3,111(2)	—	$33.10	02/01/2021
	5,143(3)	10,287(3)	—	$24.32	02/01/2022
	—	14,977(4)	—	$21.08	04/01/2023

Gernot E. Penzhorn	1,747(2)	874(2)	—	$33.10	02/01/2021	1,423	$24,134	10,324(10)	$175,095
	2,129(3)	4,259(3)	—	$24.32	02/01/2022
	3,184(6)	6,370(6)	—	$20.56	08/29/2022
	—	12,403(4)	—	$21.08	04/01/2023

David D. Singleton	738(1)	—	—	$16.65	06/28/2014	1,423	$24,134	11,048(10)	$187,374
	2,621(2)	1,311(2)	—	$33.10	02/01/2021
	2,109(3)	4,219(3)	—	$24.32	02/01/2022
	—	12,403(4)	—	$21.08	04/01/2023

(1)	The options are fully vested and exercisable.

(2)	The options vest in three equal annual installments on February 1 of each year. If they have not yet been exercised, the options in the grant were 2/3 vested and 1/3 unvested on January 31, 2014.

(3)	The options vest in three equal annual installments on February 1 of each year. If they have not yet been exercised, the options in the grant were 1/3 vested and 2/3 unvested on January 31, 2014.

(4)	The options vest in three equal annual installments on April 1 of each year. All of the options in the grant were unvested on January 31, 2014.

(5)	The options vest in three equal annual installments on July 29 of each year. If they have not yet been exercised, the options in the grant were 2/3 vested and 1/3 unvested on January 31, 2014.

(6)	The options vest in three equal annual installments on August 29 of each year. If they have not yet been exercised, the options in the grant were 1/3 vested and 2/3 unvested on January 31, 2014.

(7)	The options vest in three equal installments on May 6 of each year. All of the options in the grant were unvested on January 31, 2014.

(8)	The options vest in three equal installments on December 6 of each year. All options in the grant were unvested as of January 31, 2014.

(9)

Includes 6,827, 5,377, 1,510 and 2,265 shares held by Messrs. Fanska, Crooke, Penzhorn and Singleton, respectively, that were forfeited on February 1, 2014, when the performance vesting requirements were not met.

(10)

The market value of the shares of restricted stock, restricted stock units and performance shares, either earned or unearned, that have not vested was calculated by multiplying $16.96, which was the closing market price of the Company’s Common Stock on January 31, 2014, by the number of unvested shares.

Option Exercises and Stock Vested

The following table sets forth information with respect to each Named Executive Officer concerning the exercise of options and the vesting of stock during the fiscal year ended January 31, 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Rene J. Robichaud	—	—	7,500	$148,200

James R. Easter	—	—	—	—

Jerry W. Fanska	—	—	1,832	$35,834

Steven F. Crooke	—	—	—	—

Gernot E. Penzhorn	—	—	—	—

David D. Singleton	—	—	—	—

(1)

The value realized upon vesting was calculated using the closing price of the Company’s Common Stock on the day prior to the date the shares vested multiplied by the number of shares vested. The shares held by Mr. Robichaud vested on July 29, 2013, and the value realized upon the vesting of such shares was calculated using the closing price of the Company’s Common Stock on the day prior to the date the shares vested ($19.76) multiplied by the number of shares vested. The shares held by Mr. Fanska vested on September 13, 2013, and the value realized upon the vesting of such shares was calculated using the closing price of the Company’s Common Stock on the day prior to the date the shares vested ($19.56) multiplied by the number of shares vested.

Nonqualified Deferred Compensation

The following table sets forth the contributions made by our Named Executive Officers and the earnings accrued on all such contributions under our Key Management Deferred Compensation Plan during the fiscal year ended January 31, 2014.

Name	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year(2) ($)	Aggregate Earnings (Losses) in Last Fiscal Year(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End(4) ($)

Rene J. Robichaud	$4,615	$2,115	$5,050	—	$36,147

James R. Easter	—	—	—	—	—

Jerry W. Fanska	$3,269	$2,115	$51,479	—	$1,069,276

Steven F. Crooke	$4,615	$2,115	$14,629	—	$205,955

Gernot E. Penzhorn	$23,846	$3,846	$53,760	—	$313,559

David D. Singleton	$20,385	$4,231	$18,758	—	$202,972

(1)

The salary deferrals reported in this column are included in the salary of each Named Executive Officer for fiscal 2014 as indicated in footnote (4) to the Summary Compensation Table. However, the incentive compensation deferrals reported in this column are included in the incentive compensation of each Named Executive Officer for fiscal 2013 as indicated in footnote (5) to the Summary Compensation Table, since, due to the timing of the payments, they are not credited to the account of the executive until the succeeding fiscal year.

(2)	The amounts reported in this column are included in the All Other Compensation column for each executive as indicated in footnote (8) to the Summary Compensation Table.

(3)	The earnings reported in this column are not included in the Summary Compensation Table as they are not above-market or preferential.

(4)

Includes amounts reported as salary in the Summary Compensation Table for fiscal 2014 of $2,115, $2,115, $2,115, $3,846 and $4,231 for Messrs. Robichaud, Fanska, Crooke, Penzhorn and Singleton, respectively; reported as salary in the Summary Compensation Table for fiscal 2013 of $5,000, $5,000, $5,000 and $5,769 for Messrs. Robichaud, Fanska, Crooke and Penzhorn, respectively; and amounts reported as salary in the Summary Compensation Table for fiscal 2012 of $5,385, $5,000, $5,000 and $130,000 for Messrs. Robichaud, Fanska, Crooke and Penzhorn, respectively. Also includes an amount reported as a bonus in the Summary Compensation Table for fiscal 2013 of $10,000 for Mr. Penzhorn.

Equity Compensation Plan Information

The following table provides information as of January 31, 2014, with respect to shares of the Company’s Common Stock that have been authorized for issuance under the existing equity compensation plans, including the Company’s 2006 Equity Incentive Plan and the Company’s 2002 Stock Option Plan (the “2002 Option Plan”).

The table does not include information with respect to shares subject to outstanding options granted under equity compensation plans that are no longer in effect. Footnote (4) to the table sets forth the total number of shares of the Company’s Common Stock issuable upon the exercise of options under expired plans as of January 31, 2014, and the weighted average exercise price of those options. No additional options may be granted under such plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	1,056,486(1)	$24.24	572,624(2)
Equity Compensation Plans Not Approved by Security Holders(3)	N/A	N/A	N/A

Total	1,056,486(4)		572,624

(1)	Shares issuable pursuant to outstanding options under the 2006 Equity Incentive Plan and the 2002 Option Plan.

(2)	All shares listed are issuable pursuant to future awards under the 2006 Equity Incentive Plan. No shares remain available for issuance under the 2002 Option Plan.

(3)	The Company does not have any equity compensation plans that have not been approved by security holders.

(4)

As of January 31, 2014, an additional 49,326 shares of Company Common Stock were issuable upon the exercise of outstanding options under the Company’s expired 1996 Stock Option Plan. The weighted-average exercise price of those options is $23.76 per share. No additional options may be granted under the 1996 Stock Option Plan.

Potential Payments Upon Change of Control, Retirement, Death or Disability

Overview. On March 13, 2008, the Company entered into a severance agreement with Mr. Crooke and on July 29, 2011, entered into a substantially similar form of severance agreement with Mr. Robichaud. Except as described below, Mr. Robichaud’s and Mr. Crooke’s agreements are substantially similar. On September 4, 2013, the Company entered into a change in control severance agreement with Mr. Easter. Mr. Easter does not have any rights to receive severance benefits under this agreement outside of such severance occurring after a change in control. The terms of Mr. Easter’s change in control severance benefits are described below. Messrs. Penzhorn and Singleton are not a party to any severance agreement with the Company and therefore not contractually entitled to any severance payments (following a change in control or otherwise) if the Company terminates their employment without cause or the Company constructively terminates their employment. Because Mr. Fanska exercised his rights under his severance agreement in connection with the Company’s relocation to The Woodlands, Texas and became entitled to receive his severance benefits thereunder, Mr. Fanska no longer has any rights to receive any additional benefits under his severance agreement in the event of his death, disability or in the event of a change of control of the Company.

Crooke and Robichaud Severance Agreements

The severance agreements subject the executives to certain restrictive covenants including covenants not to compete, confidentiality and non-solicitation of Company employees, which run during the term of the severance agreement. If an Executive fails to comply with these covenants (subject to a notice and right to cure period), the Company will not have the obligation to pay the severance benefits described in this section to the terminated Executive. The severance agreements also contain covenants not to compete and non-solicitation provisions that apply for two years after termination.

The severance agreements with Mr. Crooke and Mr. Robichaud generally provide:

—

If before a change of control, the Company terminates Messrs. Robichaud’s or Crooke’s employment without “cause” or if the Company constructively terminates such Executive’s employment (i.e., the Executive leaves for “good reason”), the Executive is entitled to receive severance benefits that include (i) 24 months of continued base salary, (ii) continued vesting of equity-based awards and a continued right to exercise outstanding stock options during this 24-month severance period, (iii) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or become vested at the time of and only if the underlying performance criteria is satisfied, (iv) for any performance-based stock options that become exercisable after the end of the 24-month severance period, such stock options will remain exercisable until the earlier of the original expiration date of the option or 90 days after the end of the 24 month severance period, (v) continued participation in the Company’s welfare benefit plans (or comparable arrangements) throughout the 24 month severance period, and (vi) payment of any applicable COBRA premiums.

—

Following a change of control of the Company and for a three-year period following the change of control, the successor Company is obligated to both (i) continue to employ Messrs. Robichaud and Crooke in a substantially similar position (at an equal or greater base salary as before the change of control) and (ii) provide the Executive with certain welfare benefits and bonus compensation opportunities similar to those of other similarly situated employees. If Messrs. Robichaud’s and Crooke’s employment is terminated by the Company without “cause” or is constructively terminated (i.e., the Executive leaves for “good reason”) during the three-year period following a change of control of the Company, he is entitled to: (i) a special lump-sum severance payment equal to the present value of the remaining base salary he would receive if he remained an employee until the later of the end of the third anniversary of the change of control or the second anniversary of his termination date; and (ii) coverage under all employee benefit plans (other than the Company’s 401(k) retirement plan) that covered him prior to termination until the later of the end of the third anniversary of the change of control or the second anniversary of his termination date. Mr. Crooke is additionally entitled to, with respect to any payments made pursuant to the Severance Agreement that are subject to the Internal Revenue Code’s penalty tax provisions for excessive “golden parachute payments”, reimbursement by the Company (on an after-tax basis) for the amount of any such penalty tax.

—

If Messrs. Robichaud’s or Crooke’s employment is terminated due to death, the Executive’s estate or his beneficiaries will be entitled to receive (i) immediate acceleration of the vesting of the Executive’s service-based equity awards and the right to exercise the service-based stock options until the earlier of the original expiration date of the options or 12 months after the Executive’s date of death, (ii) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or become vested at the time of and only if the underlying performance criteria is satisfied, and (iii) for any performance-based stock option that becomes exercisable due to the satisfaction of the underlying performance criteria, the continued right to exercise the option until the earlier of the option’s original expiration date or 12 months after the Executive’s date of death.

—

If Messrs. Robichaud’s or Crooke’s employment is terminated due to disability, the Executive will be entitled to (i) payment of a lump sum disability benefit equal to 12 months’ base salary, (ii) immediate acceleration of the vesting of his service-based equity awards and a continuation of his right to exercise any service-based stock options for a period of 12 months after the termination, (iii) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or become vested at the time of and only if the underlying performance criteria is satisfied, and (iv) for any performance-based stock options that have become exercisable due to the satisfaction of the underlying performance criteria, the continued right to exercise the options until the earlier of the option’s original expiration date or 12 months after the Executive’s termination due to disability.

—

With respect to Mr. Robichaud’s agreement only, if Mr. Robichaud becomes entitled to a special lump-sum severance payment described above, the amount of the special lump-sum severance payment will be increased by an amount (the “Increased Amount”) equal to the present value of the annual bonus Mr. Robichaud would have been paid under the Company’s annual incentive bonus plan (assuming performance goal achievement at the target level) had he remained an employee until the later of the end of the third anniversary of the change of control or the second anniversary of his termination date. At any time on or after July 29, 2014, the Board of Directors of the Company may elect, without the consent of Mr. Robichaud, to exclude this “Increased Amount” from the special lump-sum severance payment and such election by the Board of Directors will not be deemed an event giving rise to a “good reason” for Mr. Robichaud to terminate his employment or be considered a constructive termination of Mr. Robichaud’s employment.

Easter Severance Agreement

Mr. Easter’s agreement provides that, following a change of control, the Company will continue to employ him for three years without any reduction in his base salary or substantial adverse alteration in the nature or status of his authority, duties or responsibility. During the three-year period following a change of control, Mr. Easter will also be entitled to continue to participate in the same incentive compensation plans and other employee benefit plans in which he was participating at the time of the change of control. If Mr. Easter’s employment is terminated without “cause” or there occurs a “constructive termination without cause” (i.e., Mr. Easter leaves for “good reason”) during the three-year period following a change of control, he will generally be entitled to the following payments: (i) severance benefits including payment of his then current base salary for 24 months; (ii) a pro-rated annual incentive bonus for the year in which the termination occurs; (iii) a lump sum payment of twice the average annual incentive bonus paid to him in the three preceding fiscal years; (iv) vesting of any equity incentive awards; (v) continued benefits coverage as required by law for the 24 month period; (vi) payment of any earned but unpaid base salary; (vii) reimbursement for any reasonable, unreimbursed and documented business expense; and (viii) payment of any accrued, but unpaid benefits as required by any employee benefit plan.

If Mr. Easter dies during the term of the Severance Agreement, Mr. Easter’s beneficiaries will be entitled to (i) reimbursement for any reasonable, documented business expense Mr. Easter incurred prior to his death, (ii) payment of any bonus due by virtue of having met all applicable performance targets prior to his death, and payment of any earned but unpaid portion of Mr. Easter’s base salary.

Mr. Easter is subject to the same noncompetition and nonsolicitation restrictions and confidentiality obligations as Messrs. Robichaud and Crooke.

Equity Award Agreements

The Executives are parties to restricted stock award, restricted stock unit award, stock option award and performance share award agreements made pursuant to the Company’s 2006 Equity Incentive Plan. The award agreements and the 2006 Equity Incentive Plan provide in varying degrees, as described in greater detail below, for acceleration of the vesting of the awards in connection with a change of control, the Executive’s retirement and the Executive’s death or disability.

Upon a change of control of the Company, each award agreement provides that all of the Executives’ equity awards will become immediately vested on the effective date of the change of control.

Upon the “retirement” of an Executive, which is defined under the equity award agreements as the Executive’s termination from all employment after attaining the age of 60 after having been employed by the Company or one of its affiliates for five years or more, the award agreements provide for various treatment of the awards. Under the restricted stock and performance share award agreements, the awards vest for the portion of the period during the term of the award in which the Executive was employed by the Company, subject to the satisfaction of the performance criteria specified therein. With respect to the restricted stock award agreements, the range of vesting varies from 0-150%. Under the restricted stock unit and option award agreements, the awards are accelerated in full upon the Executive’s retirement.

Upon the death or disability of an Executive, the award agreements provide for various treatment of the awards. Under the restricted stock, restricted stock unit and option award agreements, the vesting of the awards is accelerated. The restricted stock awards, while vested, become payable only if the performance targets specified are achieved. Under the performance share award agreements, the Executive is entitled to the fraction of the award that would have been payable at the end of the quarter immediately preceding the date on which the Executive ceased to be an employee. The amount of the award is payable at the end of the performance period subject to the achievement of the performance targets and is pro-rated based on the number of quarters during the performance period that the Executive was employed.

Mr. Robichaud also received a special inducement grant in the form of restricted stock, some shares of which are time-vesting and some of which are performance-vesting. The terms of his restricted stock agreement provide that if a change of control occurs before July 29, 2016, all of the shares of restricted stock that have not already vested will become fully vested upon the consummation of the change of control regardless of whether the performance targets have been met. If Mr. Robichaud’s employment with the Company is terminated for any other reason, including, without limitation, his death, disability or termination by the Company with or without cause or voluntary resignation, Mr. Robichaud will forfeit any of the shares of restricted stock that have not already vested as of the date of termination of employment.

Termination Without Cause or Constructive Termination

The following table summarizes the severance benefits due Messrs. Robichaud and Crooke under their severance agreements upon their termination by the Company without cause, or their voluntary termination due to their constructive termination (assuming such termination occurred on January 31, 2014) and the severance due Mr. Fanska due to his termination of employment with the Company effective September 13, 2013:

Name	Base Salary	Unvested Equity Compensation(1)	Benefits(2)	Total
Rene J. Robichaud	$1,227,600	$334,933	$54,178	$1,616,711
Steven F. Crooke	724,500	106,164	73,988	904,652
Jerry W. Fanska(3)	772,500	150,025	49,914	972,439

(1)

With respect to Messrs. Robichaud and Crooke, represents value of unvested awards at January 31, 2014 that would become vested in the 24-month period following January 31, 2014, including any awards for which the applicable vesting date falls on February 1, 2016. With respect to Mr. Fanska, represents the value of unvested awards at September 13, 2013 that would become vested in the 24-month period following September 13, 2013. Stock options are valued based on the positive difference, if any, between the closing stock price of the Company’s Common Stock on September 13, 2013, with respect to Mr. Fanska, and January 31, 2014, with respect to Messrs. Robichaud and Crooke, and the exercise price for such options. With respect to performance-vesting restricted stock granted on February 1, 2011, the Company determined that as of September 13, 2013 and January 31, 2014 that there was a 0% likelihood that the Company would achieve the performance conditions associated with such shares and the awards were forfeited on February 1, 2014. With respect to performance-vesting restricted stock granted on February 1, 2012, the Company has determined that as of September 13, 2013 and January 31, 2014 there was an 80% likelihood that the Company will achieve the performance conditions associated with such shares. Accordingly, with respect to Messrs. Robichaud and Crooke, shares of performance-vesting restricted stock have been assigned a value that is 0% and 80% of the value of the closing stock price of the Company’s Common Stock on January 31, 2014 for the 2011 and 2012 grants of performance-vesting restricted stock, respectively. With respect to Mr. Fanska, the value of the closing stock price of the Company’s Common Stock on September 13, 2013 was used. With respect to performance shares granted on April 1, 2013, the Company determined that as of January 31, 2014 there was a 100% likelihood that the Company will achieve the performance conditions associated with such shares. Accordingly, the performance shares have been assigned a value that is 100% of the value of the closing stock price of the Company’s Common Stock on January 31, 2014. A separate calculation was not performed for Mr. Fanska because his severance agreement does not provide for the vesting of this award in the event of his constructive termination.

(2)	Assumes the executive earns the maximum Company match with respect to his health savings account for each year during the 24-month period.

Death

The following table summarizes the severance benefits due Messrs. Robichaud and Crooke upon their death under their severance agreements and the benefits due Messrs. Penzhorn, Singleton and Easter upon their death under their restricted stock, stock option, restricted stock unit and performance share award agreements (in each case assuming their death occurred on January 31, 2014):

Name	Unvested Equity Compensation(1)
Rene J. Robichaud	$907,832
James R. Easter	37,420
Steven F. Crooke	249,578
Gernot E. Penzhorn	91,764
David D. Singleton	91,343

(1)

These calculations represent the value of unvested awards at January 31, 2014 that would become vested upon their disability. Stock options are valued based on the positive difference, if any, between the closing stock price of the Company’s Common Stock on January 31, 2014 and the exercise price for such options. With respect to performance-vesting restricted stock granted on February 1, 2011, the Company determined that there was a 0% likelihood that the Company would achieve the performance conditions associated with such shares and the awards were forfeited on February 1, 2014. With respect to performance-vesting restricted stock granted on February 1, 2012, the Company has determined that there is an 80% likelihood that the Company will achieve the performance conditions associated with such shares. Accordingly, shares of performance-vesting restricted stock have been assigned a value that is 0% and 80% of the value of the closing stock price of the Company’s Common Stock on January 31, 2014 for the 2011 and 2012 grants of performance-vesting restricted stock, respectively. With respect to performance shares granted on April 1, 2013, the Company has determined there is a 100% likelihood that the Company will achieve the performance conditions associated with such shares. Accordingly, performance shares have been assigned a value that is 100% of the value of the closing stock price of the Company’s Common Stock on January 31, 2014.

Disability

The following table summarizes the severance benefits due Messrs. Robichaud and Crooke upon their disability under their severance agreements and the benefits due Messrs. Penzhorn, Singleton and Easter upon their disability under their restricted stock, stock option, restricted stock unit and performance share award agreements (in each case assuming that their disability occurred on January 31, 2014):

Name	Base Salary	Unvested Equity Compensation(1)	Total

Rene J. Robichaud	$613,800	$907,832	$1,521,632

James R. Easter	--	37,420	37,420

Steven F. Crooke	362,250	249,578	611,828

Gernot E. Penzhorn	--	91,764	91,764

David D. Singleton	--	91,343	91,343

(2)

These calculations represent the value of unvested awards at January 31, 2014 that would become vested upon death. Stock options are valued based on the positive difference, if any, between the closing stock price of the Company’s Common Stock on January 31, 2014 and the exercise price for such options. With respect to performance-vesting restricted stock granted on February 1, 2011, the Company determined that there was a 0% likelihood that the Company would achieve the performance conditions associated with such shares and the awards were forfeited on February 1, 2014. With respect to performance-vesting restricted stock granted on February 1, 2012, the Company has determined that there is an 80% likelihood that the Company will achieve the performance conditions associated with such shares. Accordingly, shares of performance-vesting restricted stock have been assigned a value that is 0% and 80% of the value of the closing stock price of the Company’s Common Stock on January 31, 2014 for the 2011 and 2012 grants of performance-vesting restricted stock, respectively. With respect to performance shares granted on April 1, 2013, the Company has determined there is a 100% likelihood that the Company will achieve the performance conditions associated with such shares. Accordingly, performance shares have been assigned a value that is 100% of the value of the closing stock price of the Company’s Common Stock on January 31, 2014.

Retirement

The following table summarizes the severance benefits due Messrs. Robichaud, Easter, Crooke, Penzhorn and Singleton upon their retirement under their restricted stock, stock option, restricted stock unit and performance share award agreements (in each case assuming their retirement occurred on January 31, 2014) and the severance benefits due Mr. Fanska as a result of his termination of employment with the Company effective September 13, 2013, which constituted a “retirement” under the terms of each of his equity awards:

Name	Unvested Equity Compensation(1)
Rene J. Robichaud	$502,705
James R. Easter	57,343
Jerry D. Fanska	37,420
Steven F. Crooke	131,756
Gernot E. Penzhorn	79,811
David D. Singleton	79,530

(1)

With respect to each Executive, with the exception of Mr. Fanska, these calculations represent the value of unvested awards at January 31, 2014 that would become vested upon retirement. With respect to Mr. Fanska, this calculation represents the value of unvested awards at September 13, 2013 that would become vested upon retirement. Stock options are valued based on the positive difference, if any, between the closing stock price of the Company’s Common Stock on September 13, 2013, with respect to Mr. Fanska, and January 31, 2014, with respect to each other Executive, and the exercise price for such options. With respect to performance-vesting restricted stock granted on February 1, 2011, the Company determined that as of September 13, 2013 and January 31, 2014, there was a 0% likelihood that the Company would achieve the performance conditions associated with such shares and the awards were forfeited on February 1, 2014. With respect to performance-vesting restricted stock granted on February 1, 2012, the Company determined as of September 13, 2013 and January 31, 2014, that there was an 80% likelihood that the Company would achieve the performance conditions associated with such shares. Accordingly, shares of performance-vesting restricted stock have been assigned a value that is 0% and 80% of the value of the closing stock price of the Company’s Common Stock on January 31, 2014 for the 2011 and 2012 grants of performance-vesting restricted stock, respectively. With respect to performance shares granted on April 1, 2013, the Company determined there was a 100% likelihood that the Company would achieve the performance conditions associated with such shares. Accordingly, performance shares have been assigned a value that is 100% of the value of the closing stock price of the Company’s Common Stock on January 31, 2014. Where Mr. Fanska’s award agreements or severance agreement provided for a more generous benefit upon his constructive termination (rather than his retirement), the amount of the benefit was included in the Termination Without Cause or Constructive Termination table above and not in this table.

Change of Control

The following table summarizes the severance benefits due Messrs. Robichaud, Easter and Crooke under their severance agreements and the benefits due Messrs. Penzhorn and Singleton under their restricted stock, stock option, restricted stock unit and performance share award agreements upon a change of control (assuming the change of control occurred on January 31, 2014 and, for Messrs. Robichaud and Crooke, the termination by the Company without cause, or their voluntary termination due to their constructive termination, on such date):

Name	Base Salary and Bonus(1)	Unvested Equity Compensation(2)	Benefits(3)	Total
Rene J. Robichaud	$3,243,029	$2,713,605	$71,819	$6,028,453

James R. Easter	1,166,303	37,420	73,755	1,277,497

Steven F. Crooke	971,917	367,367	96,717	1,436,000

Gernot E. Penzhorn	--	199,347	--	199,347

David D. Singleton	--	173,196	--	173,196

(1)

For Mr. Crooke, this amount represents the present value of three times the base salary of the Executive on January 31, 2014, paid out in bi-weekly installments over a three-year period using a discount rate of 7.5%. For Mr. Robichaud, this amount represents the present value of three times his base salary as of January 31, 2014 and three times his annual incentive bonus amount (assuming performance goal achievement at the target level) that would have been paid under the Company’s annual incentive bonus plan using a discount rate of 7.5%. Mr. Robichaud is currently eligible to receive an incentive bonus equal to 100% of his base salary if performance at target is achieved. For Mr. Easter, this amount represents the value of 24 months of base salary paid in accordance with the Company’s regular salary payment practices, a prorated amount of his annual incentive bonus amount that would have been paid under the Company’s annual incentive bonus plan based on final results for fiscal 2014 and a lump sum payment equal to twice the average annual bonus percentage paid to the then current NEOs in fiscal 2011, fiscal 2012 and fiscal 2013 (the 66.76% average multiplied by two was 133.52%), multiplied by his current base salary.

(2)

Represents value of unvested awards at January 31, 2014 that would become vested upon a change of control, regardless of whether the Executive’s employment is terminated, including all awards subject to performance conditions. Stock options are valued based on the positive difference, if any, between the closing price of the Company’s Common Stock on January 31, 2014 and the exercise price for such options.

(3)

Assumes the Executive earns the maximum Company match with respect to his health savings account for each year during the two-year period with respect to Mr. Easter and three-year period with respect to Messrs. Robichaud and Crooke.

Generally, all severance payments under the agreements will begin following the Executive’s termination of employment. However, as is provided for in the Severance Agreements, certain delays in payment timing may occur in order to comply with Section 409A of the Internal Revenue Code.

OWNERSHIP OF LAYNE CHRISTENSEN COMMON STOCK

The following table sets forth certain information as of February 21, 2014, except as otherwise provided, regarding the beneficial ownership of Layne Christensen Common Stock by each person known to the Board of Directors to own beneficially 5% or more of the Company’s Common Stock, by each director or nominee for director of the Company, by each Named Executive Officer, and by all directors and executive officers of the Company as a group. All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more stockholders, as the case may be.

	Amount and
	Nature of	Percentage of
	Beneficial	Shares
Name	Ownership(1)	Outstanding(1)
Van Den Berg Management, Inc. (2)	3,258,531	16.0%
GAMCO Investors, Inc. (3)	2,910,913	14.3%
Royce & Associates, LLC (4)	1,645,115	8.1%
Dimensional Fund Advisors LP (5)	1,570,925	7.7%
Rutabaga Capital Management (6)	1,355,891	6.7%
BlackRock, Inc. (7)	1,321,887	6.5%
FMR LLC (8)	1,272,569	6.3%
The Vanguard Group (9)	1,014,360	5.0%
Rene J. Robichaud	262,583(10)	1.3%
James R. Easter	-- (10)	--
Jerry W. Fanska	183,020(10)	*

Steven F. Crooke	118,062 (10)	*
David D. Singleton	25,704 (10)	*
Gernot E. Penzhorn	17,746 (10)	*
Nelson Obus	76,712 (11)	*
David A.B. Brown	52,049 (12)	*
J. Samuel Butler	20,796 (12)	*
Robert R. Gilmore	14,781 (12)	*
Anthony B. Helfet	16,623 (12)	*
John T. Nesser III	3,000 (12)	*
All directors and executive officers as a group (18 persons)	661,981 (13)	3.3%

*	Less than 1%

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities and includes shares of Common Stock issuable pursuant to the exercise of stock options exercisable within 60 days of February 21, 2014. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage ownership calculations are based on 19,831,634 shares of Common Stock outstanding plus 493,391 options exercisable within 60 days of February 21, 2014, where said options are considered deemed shares attributed to a given beneficial owner.

(2)

The ownership reported is based on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 13, 2014 by Van Den Berg Management, Inc, with a principal business address of 805 Las Cimas Parkway, Suite 430, Austin, TX 78746. Van Den Berg Management, Inc., an investment adviser, furnishes investment advice to various investment advisory clients. In all cases, persons other than Van Den Berg Management, Inc. have the right to receive, or the power to direct the receipt of, dividends from, or proceeds from the sale of the shares. All securities reported in the Schedule 13G/A are owned by the investment advisory clients. To the knowledge of Van Den Berg Management, Inc., the interest of any one such investment advisory client does not exceed 5% of the class of securities.

(3)

The ownership reported is based on Amendment No. 9 to Schedule 13D filed with the Securities and Exchange Commission on December 9, 2013, by GAMCO Investors, Inc. (“GBL”), with a principal business address of One Corporate Center, Rye, New York 10580-1435. GBL filed Amendment No. 9 to Schedule 13D on behalf of GGCP, Inc., GGCP Holdings LLC, GBL, Gabelli Funds, LLC, GAMCO Asset Management Inc., Teton Advisors, Inc., Gabelli Securities, Inc., G.research, Inc., MJG Associates, Inc., Gabelli Foundation, Inc., MJG-IV Limited Partnership, and Mario Gabelli. These entities engage in various aspects of the securities business, primarily as investment adviser to various institutional and individual clients, including registered investment companies and pension plans, and as general partner or the equivalent of various private investment partnerships or private funds. Certain of these entities may also make investments for their own accounts.

(4)

The ownership reported is based on Amendment 1 to Schedule 13G filed with the Securities and Exchange Commission on January 13, 2014, by Royce & Associates, LLC, with a principal business address of 745 Fifth Avenue, New York, NY 10151.

(5)

The ownership reported is based on Amendment No. 3 to Schedule 13G filed with the Securities and Exchange Commission on February 10, 2014 by Dimensional Fund Advisors LP, with a principal business address of Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746. Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. However, all securities reported in the Schedule 13G/A are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. To the knowledge of Dimensional, the interest of any one such Fund does not exceed 5% of the class of securities.

(6)

The ownership reported is based on a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2014, by Rutabaga Capital Management, with a principal business address of 64 Broad Street, 3rd Floor, Boston, MA 02109.

(7)

The ownership reported is based on a Schedule 13G/A filed with the Securities and Exchange Commission on January 17, 2014, by BlackRock, Inc., with a principal business address of 40 East 52nd Street, New York, New York 10022.

(8)

The ownership reported is based a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2014, by The Vanguard Group, with a principal business address of 100 Vanguard Blvd., Malvern, PA 19355.

(9)

The ownership reported is based a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2014, by FMR LLC, with a principal business address of 245 Summer Street, Boston, Massachusetts 02210.

(10)

Includes options for the purchase of 64,296 shares, 168,384 shares, 106,384 shares, 14,197 and 13,022 shares of the Company’s Common Stock exercisable within 60 days of February 21, 2014, granted to Messrs. Robichaud, Fanska, Crooke, Penzhorn and Singleton, respectively. Also includes 24,671, 9,529, 7,820, 3,238 and 3,207 shares of restricted stock of the Company held by Messrs. Robichaud, Fanska, Crooke, Penzhorn and Singleton, respectively, all of which vest, if at all, at the end of a three-year period ending February 1, 2015, in various percentages based on the level of certain performance targets achieved by the Company during that period. Also includes 109,906 shares of restricted stock of the Company held by Mr. Robichaud that vest, if at all, based on the Company attaining certain performance criteria. Such shares were issued to Mr. Robichaud upon his employment as the President and Chief Executive Officer of the Company and the performance criteria for the vesting of such shares is fully explained in the Compensation Discussion and Analysis section of this Proxy Statement. Also includes 1,502, 311 and 9,475 shares held indirectly by Messrs. Robichaud, Penzhorn and Singleton, respectively, through their 401(k) accounts.

(11)

Mr. Obus is president of Wynnefield Capital, Inc. and a managing member of Wynnefield Capital Management, LLC. Both companies have indirect beneficial ownership in securities held in the name of Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I, Wynnefield Small Cap Value Offshore Fund, Ltd., Channel Partnership II, L.P. and the Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan, which, combined, own 51,380 of the indicated shares. Also includes options for the purchase of 18,420 shares of the Company’s Common Stock exercisable within 60 days of February 21, 2014.

(12)

Includes options for the purchase of 26,836 shares, 13,030 shares, 14,979 shares, 7,736 and 3,000 shares of the Company’s Common Stock exercisable within 60 days of February 21, 2014, granted to Messrs. Brown, Butler, Helfet, Gilmore and Nesser, respectively.

(13)

Includes options for the purchase of 325,026 shares of the Company’s Common Stock exercisable within 60 days of February 21, 2014, granted to all directors and executive officers of the Company as a group. Also includes 176,127 shares of restricted stock that have not yet vested that have been granted to all directors and executive officers of the Company as a group. Options and shares of restricted stock held by Mr. Fanska, who was not an executive officer as of February 21, 2014, are not included in the total granted to all directors and executive officers of the Company as a group.

ITEM 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the SEC’s rules.

As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract and retain top-quality executives, tie annual and long-term equity incentives to achievement of measurable corporate, business unit and individual performance objectives, and align the executives’ incentives with stockholder value creation. The overall compensation program is designed to reward a combination of strong individual performance, strong performance by the Company in meeting its long-term strategic goals and stock price appreciation.

Our compensation package for executive officers consists of a balance of base salary, annual bonuses under our Executive Incentive Compensation Plan, performance-based equity grants and certain employee benefits. To serve the best interests of stockholders, the Compensation Committee follows an executive compensation philosophy that emphasizes performance-based compensation, including stock options and performance-vesting restricted shares. The Compensation Committee periodically reviews our executive compensation practices to ensure they achieve our desired goals.

We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to approve, on an advisory basis, the following resolution:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. However, our Board of Directors and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future executive compensation decisions.

The Board of Directors unanimously recommends that you vote FOR the approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure.

ITEM 3

APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Introduction

The Company’s Restated Certificate of Incorporation currently authorizes the issuance of 30,000,000 shares of Common Stock, par value $0.01 per share (“Common Stock”), and 5,000,000 shares of preferred stock, par value $.01 per share. On April 15, 2014, the Board of Directors unanimously adopted a resolution approving, and recommending that the Company’s stockholders approve, an Amended and Restated Certificate of Incorporation that would, among other things, increase the number of shares of Common Stock that the Company is authorized to issue to 60,000,000 and also to increase the total number of shares of capital stock that the Company is authorized to issue to reflect such increase in the Company’s authorized Common Stock.

As of April 15, 2014, there were 19,831,634 shares of Common Stock outstanding. In addition to these shares, as of April 15, 2014, there were 1,080,575 shares of Common Stock issuable upon the exercise of outstanding options, 276,502 shares of Common Stock to be issued upon satisfaction of performance and/or time-based vesting requirements, and 7,086,163 shares of Common Stock reserved for issuance upon conversion of the convertible notes issued in November, 2013. Accordingly, as of April 15, 2014, the Company had only 1,725,126 shares of Common Stock available for other corporate purposes.

The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock is necessary to give the Company flexibility to issue shares of Common Stock for future corporate needs.

Additionally, the Company’s Restated Certificate of Incorporation currently contains obsolete provisions relating to:

—	the Series A Preferred Stock, which related to the Company’s Stockholder Rights Plan that expired in 2011, and

—	transition provisions related to the destaggering of the Company’s the Board of Directors that were fully implemented in 2009.

The Amended and Restated Certificate of Incorporation also removes these provisions that no longer have any purpose or necessity. A copy of the Amended and Restated Certificate of Incorporation is attached to this Proxy statement as Exhibit A.

Accordingly, the Board of Directors has declared the proposed Amended and Restated Certificate of Incorporation to be advisable and in the best interests of the Company and its stockholders and is submitting the proposed Amended and Restated Certificate of Incorporation to a vote of the Company’s stockholders.

Purpose of the Proposed Amended and Restated Certificate of Incorporation

The Board of Directors is recommending the proposed Amended and Restated Certificate of Incorporation primarily to increase the number of authorized shares of Common Stock to give the Company flexibility to issue shares of Common Stock for future corporate needs. The Company currently has outstanding stock options, unvested restricted stock units and shares issuable upon conversion of convertible notes. After taking these preferential issuances into effect, the Company only has an additional 1,725,126 shares of Common Stock available for issuance. The Board of Directors believes that additional authorized shares of Common Stock would give the Company the necessary flexibility to issue shares for various corporate purposes, including, capital-raising or financing transactions, including reduction of indebtedness, by enabling the Company to take timely advantage of market conditions and opportunities. Other corporate purposes include, but are not limited to, potential strategic transactions, including mergers, acquisitions, and other business combinations; grants and awards under equity compensation plans; stock splits and stock dividends; and other general corporate purpose transactions. As a general matter, the Company would be able to issue the additional authorized shares of Common Stock in its discretion from time to time, subject to and as limited by, rules or listing requirements of the NASDAQ Stock Market or any other then applicable securities exchange, and without further action or approval of the Company’s stockholders. The discretion of the Board of Directors, however, would be subject to any other applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require the Company’s stockholders to approve such transaction. The Board of Directors reviews and evaluates potential capital raising activities, transactions and other corporate actions on an on-going basis to determine if such actions would be in the best interests of the Company and its stockholder. The Company currently has no present plans, commitments, arrangements, understandings or agreements, written or otherwise, to issue any of the additional shares of Common Stock that would be authorized by the proposed Amended and Restated Certificate of Incorporation.

In determining the amount of the increase in the number of shares of Common Stock under the Restated Certificate of Incorporation, the Board of Directors considered the overall potential dilutive impact from the additional shares being authorized and the proxy voting guidelines of ISS, which indicate that ISS considers a typical allowable increase to be 100% of the currently authorized shares. The amendment to the Restated Certificate of Incorporation would increase the number of authorized shares by 100%. The Board of Directors did not consider the impact of any specific potential future issuances, because none are currently planned or contemplated other than issuances under equity compensation plans, which are separately approved by stockholders. See Item 4 “Approval of Amendments to 2006 Equity Incentive Plan” for a discussion of the factors considered by the Board of Directors in approving and recommending to the stockholders of the Company the proposed increase in the number of shares authorized for issuance under the Plan.

In addition, since the Company is already undertaking the expense to amend its Restated Certificate of Incorporation, the Board determined that now would be a good time to remove certain obsolete provisions in the Restated Certificate of Incorporation. The deleted provisions relate to (1) the Series A Preferred Stock, which related to the Company’s Stockholder Rights Plan that expired in 2011, and (2) the transition provisions related to the destaggering of the Company’s the board of directors that were fully implemented in 2009.

Potential Effects of the Proposed Amended and Restated Certificate of Incorporation

If the stockholders approve the proposed Amended and Restated Certificate of Incorporation, the additional authorized shares of Common Stock would have rights identical to the Company’s currently outstanding Common Stock. Future issuances of shares of Common Stock or securities convertible into shares of Common Stock could have a dilutive effect on the Company’s earnings per share, book value per share and the voting interest and power of current stockholders since holders of Common Stock are not entitled to preemptive rights.

Securities and Exchange Commission rules require disclosure of the possible anti-takeover effects of an increase in authorized capital stock and other charter and bylaw provisions that could have an anti-takeover effect. Although the Company has not proposed the increase in the number of authorized shares of Common Stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. The additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board of Directors or management and thereby have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the proposed amendment is approved, the additional shares of authorized Common Stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of Common Stock, or the replacement or removal of the Board of Directors or management. The proposed increase in the number of authorized shares is not part of a plan to adopt other anti-takeover measures and management does not presently intend to propose other anti-takeover measures in future proxy solicitations.

The following other provisions of the Company’s Certificate of Incorporation and the following provisions of the Company’s Amended and Restated Bylaws may have an anti-takeover effect of preventing, discouraging or delaying any change in control of the Company: (i) the ability of the Board of Directors to designate the terms of and issue preferred stock without stockholder approval; (ii) limitations on who may call a special meeting of stockholders; (iii) advance notice requirements for nominations for election to the Board of Directors or for proposing matters that can be acted upon at stockholder meetings.; (iv) limitations on the maximum permissible number of directors; (v) the absence of cumulative voting in the election of directors; (vi) the prohibition on the ability of stockholders to act by written consent; and (vii) super-majority voting requirements for the taking of certain actions by stockholders.

Timing of the Proposed Amended and Restated Certificate of Incorporation

If the proposed Amended and Restated Certificate of Incorporation is approved by the Company’s stockholders, the Amended and Restated Certificate of Incorporation will become effective immediately upon the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company expects to file promptly after the Annual Meeting. If the proposed Amended and Restated Certificate of Incorporation is not approved by the Company’s stockholders, the number of authorized shares of Common Stock will remain unchanged.

The Board of Directors unanimously recommends that you vote “FOR” approval of the proposed Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock and delete obsolete provisions.

ITEM 4

APPROVAL OF AMENDMENTS TO 2006 EQUITY INCENTIVE PLAN

We believe that equity compensation aligns the interests of management and employees with the interests of other stockholders. On April 15, 2014, our Board of Directors adopted an amended and restated 2006 Equity Incentive Plan (the “Plan”), subject to approval of our stockholders. We are asking for stockholder approval of this amended and restated Plan, which amended and restated Plan contains the following material amendments from the current 2006 Equity Incentive Plan last approved by our stockholders on June 7, 2012:

—	an increase in the number of shares authorized for issuance by 1,250,000 shares, enabling continued use of the Plan for share-based awards;

—

the addition of bonus shares as a new type of an award under the Plan and pursuant to which shares may be awarded to a participant without restrictions in recognition of past performance or as an incentive to become an employee of the Company; and

—	an extension of the Plan’s current expiration date of June 7, 2022 to new expiration date of June 6, 2024.

Highlights of the Material Amendments to Plan

Increase in Available Number of Shares for Issuance under Plan

We believe increasing the number of shares available for issuance under the Plan is necessary to ensure that a sufficient reserve of shares is available for future grants of awards under the Plan. We also believe that the Plan is a critical component of our executive compensation program and that our Company’s long-term success is dependent upon our ability to attract, retain and motivate employees of high caliber and potential. By increasing the number of shares authorized under the Plan, we believe we will have the flexibility to continue to provide equity incentive in the amounts determined to be appropriate by our Board of Directors.

In its determination to recommend that the Board approve the amendments to the Plan, the Compensation Committee reviewed an analysis prepared by F.W. Cook, its independent compensation consultant, which included an analysis of certain burn rate, dilution and overhang metrics, peer group market practices and trends, and the costs of the Plan, including the estimated shareholder value transfer cost for outstanding awards. In considering whether to propose an increase in the number of shares available under the Plan and how many shares to recommend, the Compensation Committee considered in making its recommendation to the Board of Directors many factors, including the following:

—

Compensation Philosophy—As described above in “Compensation Discussion and Analysis,” the Compensation Committee (the “Committee”) views long-term equity awards as a key component of the Company’s executive compensation program, and believes that use of equity awards helps align the interests of management with those of our stockholders, and motivate our executives to make sound business decisions focused on long-term stockholder value creation. In addition, as described above under “Compensation of Directors,” our non-employee directors currently receive a portion of their compensation in the form of equity awards that are granted under the Plan. If the Company does not increase the shares available for issuance under the Plan, then based on historical usage rates of shares under its equity plans and the current LTI Plan, the Company would expect that the share limit under the Plan would be sufficient to meet the anticipated current fiscal year equity awards, but would not be sufficient to cover next fiscal year’s awards, which historically would be made prior to next year’s annual stockholder meeting. Nor would it be sufficient to meet any off cycle new hire awards or other grants. This could potentially cripple the Company’s ability to manage its human capital needs. As a result, the Company would lose an essential compensation tool that is aligned with stockholder interests to attract, motivate and retain highly qualified talent.

—

Historical Burn Rate—The Company is committed to managing its use of equity incentives prudently to balance the benefits equity compensation provide to our compensation program with the dilution it causes our other stockholders. The Company manages long-term dilution by limiting the number of equity awards granted annually, commonly referred to as “burn rate.” Burn rate differs from dilution as it does not account for equity awards that have been cancelled and other shares returned to the reserve. In fiscal 2014, 2013 and 2012, the Company granted equity awards representing a total of approximately 392,938, 463,999 and 509,520 shares (on an option equivalent basis), respectively. This level of equity awards represents a three-year average burn rate of 2.33% of the Company’s weighted average common shares outstanding. F.W. Cook advised the Committee that our three-year average burn rate expressed on an option equivalent basis is significantly below the suggested burn-rate cap of 3.20% published by Institutional Shareholder Services Inc., a leading proxy advisory service, for our industry classification.

—

Overhang Percentage—The Compensation Committee considered the percentage that the number of shares currently underlying outstanding awards under the Plan represents as a percentage of our Common Stock. If the proposed share increase is approved, the 1,856,038 shares remaining available under the Plan (which is calculated by increasing the shares available as of April 15, 2014 by the new shares authorized) would represent 8.9% of the fully diluted Common Stock outstanding as of April 15, 2014 (for this purpose dilution has been computed by assuming exercise of outstanding stock options). The dilution represented by the total amount of equity awards would be 15.4% as of April 15, 2014, which is computed by adding to the 1,856,038 shares that would be available if the amendment is approved the outstanding equity awards as of April 15, 2014 of 1,357,077 shares).

—

Shareholder Value Transfer—The Board is recommending an increase in the number of shares of Common Stock that the Committee believes balances the desire of the Committee to continue granting equity awards over the next few years with the interests of our stockholders in minimizing dilution. The Committee evaluated the value of available shares and outstanding plan awards as a percentage of the Company’s market capitalization and determined that authorizing 1,250,000 additional shares of Common Stock for issuance under the Plan, in addition to shares remaining available for issuance under the Plan, was reasonable.

—

Expected Duration—The Board expects that the shares available under the Plan (as proposed to be amended) should be sufficient to cover the Company’s projected equity awards for the current fiscal year and three additional fiscal years. Expectations regarding future share usage under the Plan are based on the Company’s current LTI Plan which targets an annual award pool for all Company employees of up to 2% of the Company’s market capitalization at the time of grant and a number of other assumptions such as future growth in the population of eligible participants, the rate of future compensation increases, the rate at which shares are returned to the Plan reserve upon awards’ expiration, forfeiture or cash settlement, and the future performance of our stock price. While the Board believes that the assumptions it used are reasonable, future share usage will differ from current expectations to the extent that actual events differ from the assumptions utilized. The Committee retains discretion, consistent with the Company’s overall compensation program as described in this Proxy Statement, to make awards, from time to time, to executives, employees, consultants, and directors and to change the terms of the LTI Plan. The exact amount and timing for future grants is not currently known.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, the Company believes that the size of the share reserve under the Plan, as proposed to be amended, represents a reasonable amount of potential equity dilution and allows the Company to continue to award equity incentives, which are a critical component of our overall compensation program as described above.

Addition of Bonus Shares as Eligible Type of Award

As is discussed in the Compensation Discussion and Analysis portion of this proxy statement, we maintain several short-term and other incentive bonus plans for our employees and executives. We believe it may be appropriate and beneficial for the Company, from time to time, to pay earned bonuses under such arrangements or other arrangements not only in cash, but also, if determined appropriate by our Compensation Committee, in shares of our Common Stock which shares would be both transferable and not subject to any restrictions (i.e., fully vested) as of the date of grant. In addition, when hiring a key employee, we believe it may be beneficial for the Company to have the ability to pay an inducement bonus to such employee in the form of shares rather than solely cash. By adding bonus shares as a new type of award available under the Plan, we would have the ability to make grants in both of these types of situations.

Extended Expiration Date of Plan

The Plan’s current expiration date (i.e., the date after which no new awards may be issued pursuant to the Plan) is June 7, 2022, which is the tenth anniversary of the date the Plan was last approved by our stockholders. Because we are receiving stockholder approval of the amended and restatement Plan, we believe it is appropriate to further extend the Plan’s current expiration date to June 6, 2024.

The principal features of the Plan as it exists today and as it is proposed to be amended and restated, subject to stockholder approval, are summarized below. This summary does not contain all information about the Plan. A copy of the complete text of the Plan, as it is proposed to be amended and restated, is included in Exhibit B to this Proxy Statement, and the following description is qualified in its entirety by reference to the full text of the appended Plan. Stockholders are encouraged to read the Plan in its entirety.

SUMMARY OF THE PLAN

General

The objectives of the Plan are to encourage the Company’s employees and the employees of its affiliates to acquire a proprietary and vested interest in the Company’s growth and performance and to assist the Company in attracting and retaining employees and non-employee directors, by providing them with the opportunity to participate in the Company’s success and profitability.

The Plan provides for grants of incentive stock options (“ISOs”), which are entitled to special tax treatment under Section 422 of the Internal Revenue Code (the “Code”), and non-qualified stock options (“NQSOs”), which are not entitled to such special tax treatment. The Plan also provides for grants of bonus shares, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares and performance units.

The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

Administration

Either our Board of Directors or one or more committees of our Board may administer the Plan. Our Board may delegate its discretionary authority over the Plan to a committee of the Board (the “Committee”), which consists of at least two directors, each of whom is a “non-employee director” (within the meaning of Rule 16b-3(b)(3) under the Securities Act of 1934) and an “outside director” (within the meaning of Code Section 162(m)). Members of the Committee may be removed at the discretion of the Board.

The Committee is authorized to interpret the Plan and to adopt rules from time to time to carry out the Plan. The Committee also has the authority to (i) select the participants to whom awards will be granted, (ii) determine the types of awards to be granted and the number of shares covered by each award, (iii) set the terms and conditions of the awards, and (iv) determine the circumstances under which awards may be canceled, forfeited or suspended. The Committee may also modify and amend the Plan and appoint agents for the proper administration of the Plan and, with the consent of an award holder, amend an outstanding award agreement under the Plan. The Committee may also amend an outstanding award agreement under the Plan without the consent of an award holder if (i) the Committee determines that such amendment does not materially adversely affect the rights of the award holder, (ii) is necessary or advisable to carry out the purposes of the award as a result of a new or modified law or (iii) to the extent the award agreement specifically permits the amendment without the award holder’s consent.

Shares Reserved for Awards

If the amendment and restatement of the Plan is approved, the Plan will authorize up to 3,534,500 shares of our Common Stock to be used for awards, of which, as of April 15, 2014, 1,678,462 shares have already been issued or are currently subject to outstanding awards. Accordingly, the number of additional shares that could be issued under the Plan as of April 15, 2014, represents approximately 8.9% of the Company’s Common Stock outstanding as of such date on a fully diluted basis. The shares issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares, and to the extent any award under the Plan is exercised, terminates, expires or is forfeited without payment being made in the form of Common Stock, the shares subject to such award that were not issued will again be available for distribution under the Plan. In addition, if a stock appreciation right (“SAR”) is settled in shares, only the number of shares of Common Stock delivered in settlement of a SAR will count against the Plan’s share issuance limit, regardless of the number of shares of Common Stock with respect to which the SAR was exercised. If any shares subject to a Plan award are withheld or applied as payment in connection with the exercise of an award (including the withholding of shares on the exercise of a SAR that is settled in shares) or, except for shares of restricted stock, the withholding or payment of taxes related thereto, those shares will continue be available for grant under the Plan and will not count against the authorized limit. Unless otherwise determined by the Committee, stock options may be exercised by payment in cash or tendering shares of Common Stock to us in full or partial payment of the exercise, or by net exercise.

If shares that are issued pursuant to an award that was substituted in replacement of stock or stock-based awards held by current and former employees or non-employee directors of another business that is, or whose stock is, acquired by us or an affiliate in connection with a corporate transaction, those shares would also not count against the authorized limit of shares available for issuance under the Plan.

The number of shares authorized for awards is subject to adjustment due to changes resulting from payment of stock dividends or other distributions, stock splits, spin-offs, extraordinary cash dividends, subdivisions, consolidations, combinations, reclassifications, recapitalizations and other corporate transactions as the Committee determines to require an equitable adjustment.

Eligibility and Limits on Awards

Any non-employee director, key employee of the Company or an affiliate of the Company is eligible to receive awards under the Plan. As of April 15, 2014, there were 12 executive officers, 6 non-employee directors and approximately 200 employees other than executive officers who are eligible to receive awards. Because the grant of awards under the Plan is within the discretion of the Committee, the number and value of awards that will be granted under the Plan in the future cannot be determined at this time.

With respect to awards, the Plan places limits on the maximum amount of shares that may be granted in any one year. No Plan participant may receive awards under the Plan that cover in the aggregate more than 600,000 shares in any one year. For purposes of Code Section 162(m), this limit applies to any stock options or SARs that would be granted to a single participant in a single calendar year. This limit is also subject to adjustment for changes in our corporate or capital structure as described above.

ISOs will not be granted to non-employee directors. In addition, the aggregate fair market value (as of the grant date) of Common Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under this Plan or under any other plan of the Company or its affiliates which qualifies as an incentive stock option plan under Code Section 422) may not exceed $100,000. To the extent such fair market value exceeds $100,000 during any calendar year, amounts in excess of $100,000 are treated as NQSOs.

General Terms of Awards

Each award granted to a participant under the Plan is evidenced by an award agreement entered by the participant and the Company. The award agreement specifies the terms and conditions of the award, including the number of shares subject to the award, the form of consideration payable upon exercise of the award, if applicable, the effect on the award of a participant’s termination of employment, and all other matters.

As appropriate, the Committee will also establish the vesting conditions of awards. Vesting conditions may be based on a participant’s service (time-based vesting) or based on the participant’s or the Company’s performance (performance-based vesting). Unless otherwise specified in an award agreement, if there is a change in control (as defined in the Plan), each award will, without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable, fully vested or fully payable, as the case may be, as of the date of such change in control.

Awards granted under the Plan are not generally assignable or transferable by the participant except in the event of the participant’s death or incapacity. Under certain conditions, the Committee may permit awards to be transferred, exercised by and paid to certain persons or entities related to a participant, including members of the participant’s immediate family, charitable institutions, or trusts whose beneficiaries are members of the participant’s immediate family or charitable institutions. Notwithstanding the foregoing, ISOs are only transferable to the extent permitted in Code Section 422.

Stock Options

The Company may grant participants one or more stock options, which will be designated as either ISOs or NQSOs. Each option award allows the holder to purchase a specific number of our shares at an established and fixed exercise price. The option exercise price is determined in each case by the Committee, but in no event will the exercise price of an option be less than the fair market value of the Company’s stock on the option’s grant date. Each option award agreement will also state the period of time within which the option may be exercised and the periods of time, if any, when incremental portions of each option will become exercisable. In no event may the term of an option exceed ten years. Unless approved by our stockholders, the Plan prohibits amending a stock option, cancelling a stock option in exchange for another stock award (including an option) or cash, or taking any other action with respect to a stock option if such amendment, cancellation and regrant or exchange would be considered a “repricing” of the option.

Stock Appreciation Rights

SARs may be granted to a participant at any time and in any number as determined by the Committee in its sole discretion. SARs may be granted either singly (freestanding SARs) or in combination with an option (tandem SARs). SARs entitle the holder upon exercise to receive an amount equal in value to the excess of the fair market value of the shares covered by such right over the SAR exercise price. In no event may the SAR exercise price be less than the fair market value of the Company’s stock on the SAR’s grant date. Payment upon a SAR exercise may be in whole shares of equivalent value, cash or a combination of shares and cash.

Each SAR granted under the Plan will be evidenced by a SAR award agreement entered into between the Company and the participant. The SAR award agreement will specify the exercise price per share, the terms of the SAR, the conditions of the exercise and such other terms and conditions as determined by the Committee. In no event may the term of a SAR exceed ten years. Unless approved by our stockholders, the Plan prohibits amending a SAR, cancelling a SAR in exchange for another stock award (including a SAR) or cash, or taking any other action with respect to a SAR if such amendment, cancellation and regrant or exchange would be considered a “repricing” of the SAR.

Restricted Stock and Restricted Stock Units

Awards of restricted stock and restricted stock units may be granted to participants under the Plan. The participant’s right to retain shares of restricted stock or be paid with respect to restricted stock units is subject to such restrictions, including but not limited to, the participant continuing to perform services for the Company or an affiliate of the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives established by the Committee. Restricted stock units may be granted in connection with or separate from a grant of restricted stock. Upon the vesting of restricted stock units, the holder will be entitled to receive the full value of the restricted stock units payable in either shares or cash.

With respect to shares of restricted stock, participants will have all voting, dividend, liquidation and other rights. Any dividends paid on shares of restricted stock or dividend equivalents paid on restricted stock units prior to such shares or RSUs becoming vested will be held in escrow and only paid if the underlying restricted stock or RSUs become vested.

Performance Shares, Bonus Shares, Performance Units and Performance Awards

Performance shares, performance units and performance awards may be granted pursuant to terms such that such award will only become vested, exercisable or payable (as the case may be) if one or more applicable business criteria are satisfied. Bonus shares may be granted in recognition of a participant’s past performance or service (whether such performance is determined by reference to another employee benefit or bonus plan of ours or otherwise) or as an incentive to become an employee of Layne or one of our subsidiaries. Bonus shares are issued without any cost to a participant and without restriction. If our Committee intends to qualify an award under the Plan as “performance-based” compensation under Code Section 162(m), the performance goals selected by the Committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria (“Business Criteria”) for our company as a whole or any affiliate or business unit (including relative to the performance of other corporations), as reported or calculated by us:

—

Earnings measures (either in the aggregate or on a per-Share basis), including or excluding one or more of interest, taxes, depreciation, amortization or similar financial accounting measurements and/or adjusted to exclude any one or more of the following:

o	stock-based compensation expense;

o	income from discontinued operations;

o	gain on cancellation of debt;

o	debt extinguishment and related costs;

o	restructuring, separation and/or integration charges and costs;

o	reorganization and/or recapitalization charges and costs;

o	impairment charges;

o	gain or loss related to investments or the sale of assets;

o	sales and use tax settlement; and

o	gain on non-monetary transaction.

—	Operating profit, operating income or operating margin (either in the aggregate or on a per-Share basis);

—	Net earnings on either a LIFO or FIFO basis (either in the aggregate or on a per-Share basis);

—	Net income or loss (either in the aggregate or on a per-Share basis);

—	Cash flow provided by operations (either in the aggregate or on a per-Share basis);

—

Cash flow returns, including cash flow returns on invested capital (cash flow from operating activities minus capital expenditures, the difference of which is divided by the difference between total assets and non-interest bearing current liabilities);

—	Ratio of debt to debt plus equity;

—	Net borrowing;

—	Credit quality or debt ratings;

—	Inventory levels, inventory turn or shrinkage;

—	Sales;

—	Revenues;

—	Free cash flow (either in the aggregate or on a per-Share basis);

—	Reductions in expense levels, determined either on a Company-wide basis or with respect to any one or more business units;

—	Operating and maintenance cost management and employee productivity;

—	Gross margin;

—	Return measures (including return on assets, investment, equity, or sales);

—	Productivity increases;

—

Share price (including attainment of a specified per-Share price during the Incentive Period; growth measures and total stockholder return or attainment by the Shares of a specified price for a specified period of time);

—	Growth or rate of growth of any of the above Business Criteria;

—

Specified revenue, market share, market penetration, business development, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, customer satisfaction, and goals relating to acquisitions or divestitures; and

—	Accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions.

The applicable Business Criteria may be applied on a pre- or post-tax basis, and the Committee may, when the applicable performance goals are established, provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts, and any unusual, nonrecurring gain or loss. The Committee may also take into account any other unusual or non-recurring items, including (i) asset write-downs; (ii) litigation or claim judgments or settlements; and (iii) the charges or costs associated with restructurings of the Company, and, further, may take into account any unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine reasonable and appropriate under the circumstances (including any factors that could result in the Company’s paying non-deductible compensation to an employee or non-employee director). As established by the Committee, the Business Criteria may include GAAP and non-GAAP financial measures. The Business Criteria may also include any performance goals which are set forth in any other Company bonus, incentive or other compensation-related plan, if any, which has been approved by our stockholders.

Actual target levels for awards will be determined by the Committee. Measurements of the Company’s or a participant’s performance against the performance goals established by the Committee must be objectively determinable.

To the extent the award is intended as Code Section 162(m) “performance-based” compensation, the Committee may adjust the amount payable pursuant to an award under the Plan downward but not upward and the Committee may not waive the achievement of performance goals related to an award except in the case of a participant’s death or disability. Code Section 162(m) requires that the Committee certify that performance goals were achieved before the payment of the “performance-based” compensation.

Achievement of the maximum performance target(s) entitles the holder to payment at the full maximum amount specified with respect to the award; however, the Committee may establish an upper limit on the amount payable. Following the conclusion of each performance period, the Committee will determine to what extent the performance targets have been attained, what payment, if any, is due with respect to an award and whether such payment will be made in cash, stock or a combination of cash and stock. As discussed above, subject to certain adjustments for changes in our corporate or capital structure described above, no participant may be granted awards for more than 600,000 shares in any calendar year period.

Because of the uncertainties associated with the application and interpretation of Section 162(m) and the regulations issued thereunder, there can be no assurance that compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact be deductible. Moreover, our Board or Compensation Committee may elect to grant performance-based awards that are not intended to satisfy all of the conditions necessary for awards granted under the Plan to qualify as performance-based compensation under Section 162(m), even if all or less than all of the compensation resulting from the exercise, vesting or settlement of such awards is non-deductible. The Company has in the past granted a number of awards that are not eligible for deductibility under Section 162(m) because such awards contained a service-based component rather than a performance-based component.

Effect of Change in Control on Awards Granted under Plan

Unless otherwise provided in an award agreement or other agreement approved by the Committee to which a Plan participant is a party, if we experience a change in control as defined by the Plan, all options, SARs, shares of restricted stock, restricted stock units and any other award under the Plan will, without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable, fully vested or fully payable, as the case may be, as of the date of the change of control. In addition, if we experience a change in control or upon certain other corporate transactions such as a corporate merger, consolidation, major acquisition of property (or stock), separation, reorganization or liquidation, the Committee, or the board of directors of any corporation assuming the obligations of the Company, may take certain other actions relating to outstanding awards such as amending the terms and conditions for the exercise, or modification, of any outstanding awards or exchange any outstanding awards for other awards of the same economic value.

Amendment and Termination of the Plan.

Our Board of Directors or the Committee is permitted to amend the Plan or any outstanding award thereunder, except that only our Board is permitted to amend the Plan if stockholder approval of the amendment is required by applicable law, regulation or stock exchange rule. Amendment of an outstanding award generally may not materially adversely affect a participant’s rights under the award without the participant’s consent, subject to certain limited exceptions set forth in the Plan.

Federal Income Tax Consequences

Based on current provisions of the Code and the existing regulations thereunder, the anticipated U.S. federal income tax consequences of awards granted under the Plan are as described below. The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws as in effect on the date hereof. State tax consequences may in some cases differ from those described below.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature. When a nonqualified stock option is exercised, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of Common Stock already held by the participant to pay the exercise price.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, Performance Shares and Performance Units. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units, performance shares or performance units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Bonus Shares. A participant will recognize taxable income equal to the fair market value of the shares issued as bonus shares at the time such shares are issued.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code, such as Code Section 162(m).

Code Section 409A. We intend that awards granted under the Plan shall comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of Common Stock or otherwise settle an award under the Plan until all tax withholding obligations are satisfied.

Other Information

If approved by the stockholders, the Plan will be effective June 6, 2014, and will remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan, until all shares subject to it have been purchased or acquired according to the Plan’s provisions. No awards will be issued under the Plan after June 6, 2024, unless the Plan is re-approved by the stockholders. Any awards granted before the Plan is terminated may extend beyond the expiration date.

The following persons and groups have received grants of stock options to purchase the following number of shares under the 2006 Equity Incentive Plan since its inception through April 15, 2014:

(a)	the Named Executive Officers:

—	Rene Robichaud—options to purchase 120,323 shares
—	Jerry W. Fanska—options to purchase 133,365 shares
—	Steven F. Crooke—options to purchase 100,263 shares
—	Gernot E. Penzhorn—options to purchase 76,194 shares
—	David D. Singleton—options to purchase 22,663 shares
—	James R. Easter—options to purchase 14,952 shares

(b)	all current executive officers as a group (12 persons)—options to purchase 389,846 shares;

(c)	all current Directors who are not executive officers as a group (6 persons)—54,001;

(d)	the nominees for Director:

—	David A.B. Brown—options to purchase 17,836 shares
—	Nelson Obus—options to purchase 11,420 shares
—	J. Samuel Butler—options to purchase 6,030 shares
—	Rene J. Robichaud—options to purchase 120,323 shares
—	Robert R. Gilmore—options to purchase 7,736 shares
—	John T. Nesser III—options to purchase 3,000 shares

(e)         any associates of the Directors, NEOs or Nominees—options to purchase 0 shares; and

(f)         all employees, including all current officers who are not executive officers, as a group—options to purchase 617,491 shares.

The amounts shown include shares subject to options that may have been forfeited in whole or in part.

Our Equity Compensation Plan Table can be found on page [26].

Required Votes and Board Recommendations

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented at the meeting and entitled to vote thereon is required for the approval of the proposed amendment of the 2006 Equity Incentive Plan.

The Board of Directors unanimously recommends that you vote “FOR” approval of the proposal to amend the 2006 Equity Incentive Plan.

ITEM 5

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has selected the independent registered public accounting firm of Deloitte & Touche LLP to audit the books, records and accounts of the Company for the fiscal year ending January 31, 2015. Stockholders will have an opportunity to vote at the Annual Meeting on whether to ratify the Audit Committee’s decision in this regard.

Deloitte & Touche LLP has served as the Company’s independent registered public accounting firm since fiscal 1990. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. Such representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

During fiscal 2013 and 2014, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates (collectively, “Deloitte & Touche”) provided various audit and non-audit services to the Company as follows:

(a)

Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and assessment of internal controls over financial reporting, and review of financial statements included in the Company’s Form 10-Q reports, as well as statutory audits for international entities and procedures for registration statements.

Fiscal 2014	Fiscal 2013

$6,435,715	$3,370,373

(b)	Audit-Related Fees: Audit-related fees include benefit plan audits and consultation on potential acquisitions and various other matters.

Fiscal 2014	Fiscal 2013

$38,200	$599,762

(c)	Tax Fees: Tax fees include income tax consultation.

Fiscal 2014	Fiscal 2013

$265,100	$367,271

(d)

All Other Fees: All other fees relate to licensing of access to an on-line accounting research facility and miscellaneous fees for services. The Company did not incur any fees relating to the design and implementation of financial information systems in either fiscal 2013 or fiscal 2014.

Fiscal 2014	Fiscal 2013

$4,000	$2,200

The Audit Committee of the Board of Directors has considered whether provision of the services described in sections (b), (c) and (d) above is compatible with maintaining the registered public accounting firm’s independence and has determined that such services have not adversely affected Deloitte & Touche’s independence.

The Audit Committee’s Policy for the Approval of Audit, Audit-Related, Tax and Other Services provided by the Independent Auditor provides for the pre-approval of the scope and estimated fees associated with the current year audit. The policy also requires pre-approval of audit-related, tax and other services specifically described by management on an annual basis and, furthermore, additional services anticipated to exceed the specified pre-approval limits for such services must be separately approved by the Audit Committee. Finally, the policy outlines nine specific restricted services outlined in the SEC’s rule on auditor independence that are not to be performed by the independent auditor. None of the services performed by Deloitte & Touche, as described above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

All of the services described in sections (b), (c) and (d) above were pre-approved by the Audit Committee.

Submission of the selection of the independent registered public accounting firm to the stockholders for ratification will not limit the authority of the Audit Committee to appoint another independent registered public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated. If the stockholders do not ratify the selection of Deloitte & Touche at the Annual Meeting, the Company intends to call a special meeting of stockholders to be held as soon as practicable after the Annual Meeting to ratify the selection of another independent registered public accounting firm as independent auditors for the Company.

The Board of Directors unanimously recommends that you vote FOR approval of the selection of Deloitte & Touche LLP.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and certain persons who own more than 10% of the Company’s outstanding Common Stock, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership in Layne Christensen Common Stock and other equity securities. SEC regulations require directors, executive officers and certain greater than 10% stockholders to furnish Layne Christensen with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to Layne Christensen and written representations that no other reports were required, during the fiscal year ended January 31, 2014, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% stockholders were met.

OTHER BUSINESS OF THE MEETING

The Board of Directors is not aware of, and does not intend to present, any matter for action at the Annual Meeting other than those referred to in this Proxy Statement. If, however, any other matter properly comes before the Annual Meeting or any adjournment, it is intended that the holders of the proxies solicited by the Board of Directors will vote on such matters in their discretion in accordance with their best judgment.

ANNUAL REPORT

A copy of the Company’s Annual Report to Stockholders, containing financial statements for the fiscal year ended January 31, 2014, is being mailed with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting. Such Annual Report is not to be regarded as proxy solicitation material.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 2014 (THE “FORM 10-K”), EXCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER OF RECORD AS OF APRIL 15, 2014, UPON WRITTEN REQUEST ADDRESSED TO THE ATTENTION OF THE SECRETARY OF LAYNE CHRISTENSEN COMPANY AT 1800 HUGHES LANDING BOULEVARD, STE. 700, THE WOODLANDS, TX 77380. The Company’s Form 10-K is also available on its website at www.layne.com. Layne Christensen will provide a copy of any exhibit to the Form 10-K to any such person upon written request and the payment of the Company’s reasonable expenses in furnishing such exhibits.

ADVANCE NOTICE PROCEDURES/

STOCKHOLDER NOMINATION SUBMISSION PROCESS

Under the Company’s bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Company’s Secretary (containing certain information specified in the bylaws about the stockholder and the proposed action) not less than 120 or more than 150 days prior to the first anniversary of the preceding year’s annual meeting—that is, with respect to the 2015 annual meeting, between January 7 and February 6, 2015. In addition, any stockholder who wishes to submit to the Board a potential candidate for nomination to the Board must deliver written notice of the nomination within this time period. Such stockholder’s notice shall set forth as to each person whom the stockholder proposes to nominate for election or reelection as a director:

(a)         the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

(b)         a representation that such stockholder is a holder of record of stock of the Company entitled to vote in the election of directors at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(c)         the name and address of such stockholder, as it appears on the Company’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

(d)         the class and number of shares of the Company which are owned beneficially and of record by the nominating stockholder and each nominee proposed by such stockholder;

(e)         a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

(f)         such other information regarding each nominee proposed by such stockholder as would have been required to be included in a Proxy Statement filed pursuant to Regulation 14A (17 C.F.R. Section 240.14a-1 et seq.) as then in effect under the Securities Exchange Act of 1934, as amended (“Exchange Act”), had the nominee been nominated, or intended to be nominated, by the Board of Directors; and

(g)         the consent of each nominee to serve as a director of the Company if so elected.

The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as director of the Company.

These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s Proxy Statement.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

It is presently anticipated that the 2015 Annual Meeting of Stockholders will be held on June 5, 2015. Stockholder proposals intended for inclusion in the Proxy Statement for the 2015 Annual Meeting of Stockholders must be received at the Company’s offices, located at 1800 Hughes Landing Boulevard, Ste. 700, The Woodlands, Texas 77380, no later than January 9, 2015. Such proposals must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission. Stockholder proposals should be addressed to the attention of the Secretary or Assistant Secretary of Layne Christensen.

HOUSEHOLDING

If you and other residents at your mailing address own shares in street name, your broker, bank or other nominee may have sent you a notice that your household will receive only one annual report and Proxy Statement for each company in which you hold shares through that broker, bank or nominee. This practice is called “householding.” If you did not respond that you did not want to participate in householding, you are deemed to have consented to that process. If these procedures apply to you, your broker, bank or other nominee will have sent one copy of our Annual Report to Stockholders and Proxy Statement to your address. You may revoke your consent to householding at any time by contacting your broker, bank or other nominee. If you did not receive an individual copy of our Annual Report to Stockholders and Proxy Statement, we will send copies to you if you contact us at 1800 Hughes Landing Boulevard, Ste. 700, The Woodlands, Texas 77380, (281) 475-2600, Attention: Corporate

Secretary. If you and other residents at your address have been receiving multiple copies of our Annual Report to Stockholders and Proxy Statement and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

By Order of the Board of Directors.

Steven F. Crooke

Senior Vice President—General Counsel and Secretary

May __, 2014

The Woodlands, Texas

Exhibit A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

LAYNE CHRISTENSEN COMPANY

The undersigned, being an officer of Layne Christensen Company (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1. The name of the Corporation is Layne Christensen Company. The Corporation was originally incorporated under the name New Layne-Western Company, Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State of Delaware was May 19, 1981.

2. This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 245 of the General Corporation Law of the State of Delaware.

3. The text of the certificate of incorporation of the Corporation, as amended or supplemented, is hereby amended and restated, in full, to read as follows:

ARTICLE I

Name of the Corporation

The name of the Corporation is: Layne Christensen Company.

ARTICLE II

Registered Agent and Registered Office

The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company c/o Corporation Trust Center.

ARTICLE III

Purpose of the Corporation

The nature of the business or purposes to be conducted or promoted is:

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).

ARTICLE IV

Authorized Capital Stock

The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is sixty-five million (65,000,000), consisting of sixty million (60,000,000) shares of common stock, par value $.01 per share (hereinafter called the “Common Stock”), and five million (5,000,000) shares of preferred stock, par value $.01 per share (hereinafter called the “Preferred Stock”).

The following is a description of the stock of the Corporation and a statement of the powers, preferences and rights of such stock, and the qualifications, limitations and restrictions thereof:

A. Authority of the Board of Directors. The Preferred Stock may be issued, from time to time, in one or more series, and each series shall be known and designated by such designations as may be stated and expressed in a resolution or resolutions adopted by the Board of Directors of the Corporation and as shall have been set forth in a certificate made, executed, acknowledged, filed and recorded in the manner required by the laws of the State of Delaware in order to make the same effective. Each series shall consist of such number of shares as shall be stated and expressed in such resolution or resolutions providing for the issue of Preferred Stock of such series together with such additional number of shares as the Board of Directors by resolution or resolutions may from time to time determine to issue as a part of such series. All shares of any one series of such Preferred Stock shall be alike in every particular except that shares issued at different times may accumulate dividends from different dates. The Board of Directors shall have power and authority to state and determine in the resolution or resolutions providing for the issue of each series of Preferred Stock the number of shares of each such series authorized to be issued, the voting powers (if any) and the designations, preferences and relative, participating, optional or other rights appertaining to each such series, and the qualifications, limitations or restrictions thereof (including, but not by way of limitation, full power and authority to determine as to the Preferred Stock of each such series, the rate or rates of dividends payable thereon, the times of payment of such dividends, the prices and manner upon which the same may be redeemed, the amount or amounts payable thereon in the event of liquidation, dissolution or winding up of the Corporation or in the event of any merger or consolidation of or sale of assets by the Corporation, the rights (if any) to convert the same into, and/or to purchase, stock of any other class or series, the terms of any sinking fund or redemption or purchase account (if any) to be provided for shares of such series of the Preferred Stock, and the voting powers (if any) of the holders of any series of Preferred Stock generally or with respect to any particular matter, which may be less than, equal to or greater than one vote per share, and which may, without limiting the generality of the foregoing, include the right, voting as a series by itself or together with the holders of any other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation generally or under such specific circumstances and on such conditions, as shall be provided in the resolution or resolutions of the Board of Directors adopted pursuant hereto, including, without limitation, in the event there shall have been a default in the payment of dividends on or redemption of any one or more series of Preferred Stock). The Board of Directors may from time to time decrease the number of shares of any series of Preferred Stock (but not below the number thereof then outstanding) by providing that any unissued shares previously assigned to such series shall no longer constitute part thereof and may assign such unissued shares to an existing or newly created series. The foregoing provisions of this paragraph A with respect to the creation or issuance of series of Preferred Stock shall be subject to any additional conditions with respect thereto which may be contained in any resolutions then in effect which shall have theretofore been adopted in accordance with the foregoing provisions of this paragraph A with respect to any then outstanding series of Preferred Stock.

B. Voting Rights

1. Common. Except as may otherwise be required by law, and subject to the provisions of such resolution or resolutions as may be adopted by the Board of Directors pursuant to Paragraph A of this Article IV granting the holders of one or more series of Preferred Stock exclusive voting powers with respect to any matter, each holder of Common Stock shall have one vote in respect of each share of Common Stock held on all matters voted upon by the stockholders.

2. Preferred. The Preferred Stock shall have no voting rights and shall have no rights to receive notice of any meetings except as required by law or expressly provided in the resolution establishing any series thereof.

C. Terms of Common Stock. The Common stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to every other share of Common Stock.

After the provisions with respect to preferential dividends on any series of Preferred Stock (fixed in accordance with the provisions of Paragraph A of this Article IV), if any, shall have been satisfied and after the Corporation shall have complied with all the requirements, if any, with respect to redemption of, or the setting aside of sums as sinking funds or redemption or purchase accounts with respect to, any series of Preferred Stock (fixed in accordance with the provisions of Paragraph A of this Article IV), and subject further to any other conditions that may be fixed in accordance with the provisions of Paragraph A of this Article IV, then, and not otherwise, the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any (fixed in accordance with the provisions of Paragraph A of this Article IV), to be distributed to the holders of Preferred Stock by reason thereof, the holders of Common Stock shall, subject to the additional rights, if any (fixed in accordance with the provisions of Paragraph A of this Article IV), of the holders of any outstanding shares of Preferred Stock, be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

The authorized amount of shares of Common Stock and of Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the combined voting power of the then-outstanding shares of capital stock of the Corporation that pursuant to the Certificate of Incorporation are entitled to vote generally in the election of directors of the Corporation, voting together as a single class.

ARTICLE V

Corporate Existence

The Corporation is to have perpetual existence.

ARTICLE VI

Amendment of the Bylaws

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

ARTICLE VII

Director Liability: Indemnification

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of the directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the amended General Corporation Law. In addition to the limitation on personal liability of directors provided herein, the Corporation shall, to the fullest extent permitted by the General Corporation Law: (x) indemnify its officers and directors and (y) advance expenses incurred by such officers or directors in relation to any action, suit or proceeding. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability or right to indemnification or advancement of expenses hereunder existing at the time of such repeal or modification.

ARTICLE VIII

Meetings of Stockholders

A. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

B. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the General Corporation Law order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of the Corporation, as the case may be, and also on the Corporation.

ARTICLE IX

Further Amendments

Subject to the provisions hereof, the Corporation reserves the right at any time, and from time to time, to amend, alter, repeal, or rescind any provision contained herein, in the manner now or hereafter prescribed by law, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors, or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to this reservation.

ARTICLE X

Board of Directors

A. Except as may otherwise be provided pursuant to Article IV hereof with respect to any rights of holders of Preferred Stock to elect additional directors, the number of directors of the Corporation shall be not less than one (1) nor more than nine (9), with the then-authorized number of directors being fixed from time to time by or pursuant to a resolution passed by the Board of Directors of the Corporation.

B. Directors elected at an annual meeting of stockholders shall hold office until the first annual meeting of stockholders following their election and until a successor shall have been elected and qualified or until the director’s prior death, resignation or removal. Any director who may be elected by holders of Preferred Stock as provided for pursuant to Article IV hereof shall serve for a term ending on the date of the next annual meeting of stockholders following the annual meeting at which such director was elected.

C. In the event of any increase or decrease in the authorized number of directors, each director then serving shall nevertheless continue as a director until the expiration of his term or his prior death, retirement, resignation or removal.

D. Notwithstanding the provisions of Paragraphs B and C of this Article X, each director shall serve until his successor is elected and qualified or until his death, retirement, resignation or removal. Except as may otherwise be provided pursuant to Article IV hereof with respect to any rights of holders of Preferred Stock, a director may be removed without cause either by (i) a majority vote of the directors then in office (including for purposes of calculating the number of directors then in office the director subject to such removal vote), or (ii) the affirmative vote of the stockholders holding at least 80% of the capital stock entitled to vote for the election of directors.

E. Except as may otherwise be provided pursuant to Article IV hereof with respect to any rights of holders of Preferred Stock to elect additional directors, should a vacancy in the Board of Directors occur or be created (whether arising through death, retirement, resignation or removal or through an increase in the number of authorized directors), such vacancy shall be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum of the Board of Directors. A director so elected to fill a vacancy shall serve for the remainder of the term to which he was elected.

F. During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article IV hereof, then upon commencement and for the duration of the period during which such right continues (i) the then otherwise total and authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total and authorized number of directors of the Corporation shall be reduced accordingly.

ARTICLE XI

Certain Limitations on Powers of Stockholders

A. Action shall be taken by the stockholders only at annual or special meetings of stockholders and stockholders may not act by written consent.

B. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors, or by a majority of the members or the Board of Directors, or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority, as provided in a resolution of the Board of Directors or in the Bylaws of the Corporation, include the power to call such meetings. Special meetings of stockholders of the Corporation may not be called by any other person or persons or entity.

ARTICLE XII

Vote Required to Amend Articles

The provisions set forth in this Article XII and in Article X (provisions as to number, classes and removal of directors) and in Article XI (provisions regarding certain limitations on powers of stockholders) may not be repealed or amended in any respect, and no provision imposing cumulative voting in the election of directors may be added, unless such action is approved by the affirmative vote of the holders of not less than 80% of all of the outstanding shares of capital stock of the Corporation or another corporation entitled to vote generally in the election of directors.

ARTICLE XIII

Executive Committee

The Board of Directors, pursuant to the Bylaws of the Corporation or by resolution passed by a majority of the then-authorized number of directors, may designate any of their number to constitute an Executive Committee, which Executive Committee, to the fullest extent permitted by law and provided for in said resolution or in the Bylaws of the Corporation, shall have and may exercise all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, and shall have power to authorize the seal of the Corporation to be affixed to all papers that may require it.

In Witness Whereof, Layne Christensen Company has caused this Amended and Restated Certificate of Incorporation to be signed by Rene Robichaud, its President and Chief Executive Officer, this      day of         , 2014.

LAYNE CHRISTENSEN COMPANY

By:
Rene Robichaud President & Chief Executive Officer

Exhibit B

LAYNE CHRISTENSEN COMPANY

2006 EQUITY INCENTIVE PLAN

(As Amended and Restated)

LAYNE CHRISTENSEN COMPANY

2006 EQUITY INCENTIVE PLAN

TABLE OF CONTENTS

SECTION 1 INTRODUCTION		1

1.1	Establishment and Amendment History	1
1.2	Purpose	1
1.3	Duration	1

SECTION 2 DEFINITIONS		1

2.1	Definitions	1
2.2	General Interpretive Principles	8

SECTION 3 PLAN ADMINISTRATION		8

3.1	Composition of Committee	8
3.2	Authority of Committee	9
3.3	Committee Delegation	10
3.4	Committee Delegation	10

SECTION 4 STOCK SUBJECT TO THE PLAN		10

4.1	Number of Shares	10
4.2	Unused and Forfeited Stock	11
4.3	Adjustments in Authorized Shares	11
4.4	General Adjustment Rules	11

SECTION 5 PARTICIPATION		12

5.1	Basis of Grant	12
5.2	Types of Grants; Limits	12
5.3	Award Agreements	12
5.4	Restrictive Covenants	12
5.5	Maximum Annual Award	12

SECTION 6 STOCK OPTIONS		13

6.1	Grant of Options	13
6.2	Option Agreements	13
6.3	Stockholder Privileges	17

SECTION 7 STOCK APPRECIATION RIGHTS		17

7.1	Grant of SARs	17
7.2	SAR Award Agreement	18
7.3	Exercise of Tandem SARs	18
7.4	Exercise of Freestanding SARs	18
7.5	Expiration of SARs	18
7.6	Adjustment of SARs	19
7.7	Payment of SAR Amount; Automatic Exercise	19
7.8	Stockholder Privileges	19

SECTION 8 AWARDS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS		20

8.1	Restricted Stock Awards Granted by Committee	20
8.2	Restricted Stock Unit Awards Granted by Committee	20
8.3	Restrictions	20
8.4	Privileges of a Stockholder, Transferability	20
8.5	Enforcement of Restrictions	21
8.6	Termination of Service, Death, Disability, etc	21

SECTION 9 BONUS SHARES, PERFORMANCE AWARDS; SECTION 162(M) PROVISIONS		21

9.1	Awards Granted by Committee	21
9.2	Communication of Award	21
9.3	Terms of Performance Awards	21
9.4	Performance Goals	21
9.5	Determinations and Adjustments	22
9.6	Payment of Awards	24
9.7	Termination of Employment	24
9.8	Other Restrictions	24

SECTION 10 REORGANIZATION, CHANGE IN CONTROL OR LIQUIDATION		25

SECTION 11 RIGHTS OF EMPLOYEES; PARTICIPANTS		26

11.1	Employment	26
11.2	Nontransferability	26
11.3	Permitted Transfers	26

SECTION 12 GENERAL RESTRICTIONS		27

12.1	Investment Representations	27
12.2	Compliance with Securities Laws	27
12.3	Stock Restriction Agreement	27

SECTION 13 OTHER EMPLOYEE BENEFITS		27

SECTION 14 PLAN AMENDMENT, MODIFICATION AND TERMINATION		28

14.1	Amendment, Modification, and Termination	28
14.2	Adjustment Upon Certain Unusual or Nonrecurring Events	28
14.3	Awards Previously Granted	28

SECTION 15 WITHHOLDING		28

15.1	Withholding Requirement	28
15.2	Withholding with Stock	28

SECTION 16 NONEXCLUSIVITY OF THE PLAN		29

SECTION 17 REQUIREMENTS OF LAW		29

17.1	Requirements of Law	29
17.2	Code Section 409A	29
17.3	Rule 16b-3	30
17.4	Governing Law	30

LAYNE CHRISTENSEN COMPANY

2006 EQUITY INCENTIVE PLAN

(As Amended and Restated)

SECTION 1 INTRODUCTION

1.1	Establishment and Amendment History. Layne Christensen Company, a corporation organized and existing under the laws of the state of Delaware (the “Company”), established effective June 8, 2006, the Layne Christensen Company 2006 Equity Incentive Plan (the “Plan”) for certain employees and non-employee directors of the Company. The Plan was last amended and restated effective June 7, 2012. Provided the Company receives stockholder approval of this amendment and restatement, the Plan has been amended and restated as set forth herein.

1.2	Purpose. The purpose of this Plan is to encourage employees of the Company and its affiliates and subsidiaries to acquire a proprietary and vested interest in the growth and performance of the Company. The Plan also is designed to assist the Company in attracting and retaining employees and non-employee directors by providing them with the opportunity to participate in the success and profitability of the Company.

1.3	Duration. The Plan commenced on the Original Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 14 hereof, until all Shares subject to it shall have been issued, purchased or acquired according to the Plan’s provisions. Unless the Plan shall be reapproved by the stockholders of the Company and the Board renews the continuation of the Plan, no Awards shall be issued pursuant to the Plan after the tenth (10th) anniversary of the Plan’s New Effective Date.

SECTION 2 DEFINITIONS

2.1	Definitions. The following terms shall have the meanings set forth below.

“1933 Act” means the Securities Act of 1933.

“1934 Act” means the Securities Exchange Act of 1934.

“Affiliate” of the Company means any Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with the Company.

“Award” means a grant made under this Plan in any form which may include but is not limited to Stock Options, Restricted Stock, Restricted Stock Units, Bonus Shares, Performance Shares, Stock Appreciation Rights and Performance Units.

“Award Agreement” means a written or electronic agreement or instrument between the Company and a Holder which evidences an Award and sets forth such applicable terms, conditions and limitations (including treatment as a Performance Award) as the Committee establishes for the Award.

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“Beneficiary” means the person, persons, trust or trusts which have been designated by a Holder in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Holder, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the Person or Persons entitled by will or the laws of descent and distribution to receive such benefits.

“Board” means the Board of Directors of the Company.

“Bonus Shares” means Shares that are awarded to a Participant without cost and without restriction in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee of the Company or an Affiliate.

“Cause” means, unless otherwise defined in an Award Agreement or otherwise defined in a Participant’s employment agreement (in which case such definition will apply), any of the following:

(i)	Participant’s conviction of, plea of guilty to, or plea of nolo contendere to a felony or other crime that involves fraud or dishonesty;

(ii)	any willful action or omission by a Participant which would constitute grounds for immediate dismissal under the employment policies of the Company by which Participant is employed, including intoxication with alcohol or illegal drugs while on the premises of the Company, or violation of sexual harassment laws or the internal sexual harassment policy of the Company by which Participant is employed;

(iii)	Participant’s habitual neglect of duties, including repeated absences from work without reasonable excuse; or

(iv)	Participant’s willful and intentional material misconduct in the performance of his or her duties that results in financial detriment to the Company;

provided, however, that for purposes of clauses (ii), (iii) and (iv), Cause shall not include any one or more of the following: bad judgment, negligence or any act or omission believed by the Participant in good faith to have been in or not opposed to the interest of the Company (without intent of the Participant to gain, directly or indirectly, a profit to which the Participant was not legally entitled). A Participant who agrees to resign from the Participant’s affiliation with the Company in lieu of being terminated for Cause may be deemed, in the sole discretion of the Committee, to have been terminated for Cause for purposes of this Plan.

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“Change in Control” means, except as otherwise defined in an Award Agreement to comply with Section 409A of the Code, the first to occur of the following events:

(i)	Any Person is or becomes the Beneficial Owner (within the meaning set forth in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (iii) of this definition; or

(ii)	The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Original Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors on the Original Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)	There is consummated a merger or consolidation of the Company with any other corporation, OTHER THAN (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

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(iv)	The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Company’s common stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the Company’s assets immediately following such transaction or series of transactions.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

“Committee” means (i) the Board, or (ii) one or more committees of the Board to whom the Board has delegated all or part of its authority under this Plan.

“Company” means Layne Christensen Company, a Delaware corporation, and any successor thereto.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

“Covered Employee” means an Employee that meets the definition of “covered employee” under Section 162(m)(3) of the Code, or any successor provision thereto.

“Date of Grant” or “Grant Date” means, with respect to any Award, the date as of which such Award is granted under the Plan, which date shall be the later of (i) the date on which the Committee resolved to grant the Award or (ii) the first day of the Service Provider’s service to the Company or an Affiliate.

“Disabled” or “Disability” means an individual (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than 3 months under a Company-sponsored accident and health plan. Notwithstanding the above, with respect to an Incentive Stock Option and the period of time following a separation from service a Holder has to exercise such Incentive Stock Option, “disabled” shall have the same meaning as defined in Code section 22(e)(3).

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“Eligible Employees” means key employees (including officers and directors who are also employees) of the Company or an Affiliate upon whose judgment, initiative and efforts the Company is, or will be, important to the successful conduct of its business.

“Executive Officer” means (i) the president of the Company, any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration, or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company, (ii) Executive Officers (as defined in part (i) of this definition) of subsidiaries of the Company who perform policy making functions for the Company, and (iii) any Person designated or identified by the Board as being an Executive Officer for purposes of the 1933 Act or the 1934 Act, including any Person designated or identified by the Board as being a Section 16 Person.

“Fair Market Value” means, as of any date, the value of the Stock determined in good faith by the Committee in its sole discretion. Such determination shall be conclusive and binding on all persons. For this purpose the Committee may adopt such formulas as in its opinion shall reflect the true fair market value of such Stock from time to time and may rely on such independent advice with respect to such fair market value determination as the Committee shall deem appropriate. To the extent that the Stock is readily tradable on an established securities market, the fair market value of the stock may be determined based upon the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant, the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant, or any other reasonable method using actual transactions in such stock as reported by such market. To the extent that the Stock is not readily tradable on an established market, the fair market value of the stock as of a valuation date means a value determined by the reasonable application of a reasonable valuation method. The determination whether a valuation method is reasonable, or whether an application of a valuation method is reasonable, is made based on the facts and circumstances as of the valuation date.

“Freestanding SAR” means any SAR that is granted independently of any Option.

“Holder” means a Participant, Beneficiary or Permitted Transferee who is in possession of an Award Agreement representing an Award that (i) in the case of a Participant has been granted to such individual, (ii) in the case of a Beneficiary, has been transferred to such person under the laws of descent and distribution or (iii) in the case of a Permitted Transferee, has been transferred to such person as permitted by the Committee, and, with respect to all of the above clauses (i), (ii) and (iii), such Award Agreement has not expired, been canceled or terminated.

“Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor provisions thereto.

“New Effective Date” means June 6, 2014, such date being the date this amended and restated Plan was approved by the Company’s stockholders.

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“Nonqualified Stock Option” means any Option to purchase Shares that is not an Incentive Stock Option.

“Option” means a right to purchase Stock at a stated price for a specified period of time. Such definition includes both Nonqualified Stock Options and Incentive Stock Options.

“Option Agreement” or “Option Award Agreement” means a written or electronic agreement or instrument between the Company and a Holder evidencing an Option.

“Option Exercise Price” means the price at which Shares subject to an Option may be purchased, determined in accordance with Section 6.2(b).

“Option Holder” shall have the meaning as set forth in Section 6.2. For the avoidance of any doubt, in situations where the Option has been transferred to a Permitted Transferee or passed to a Beneficiary in accordance with the laws of descent and distribution, the Option Holder will not be the same person as the Holder of the Option.

“Original Effective Date” means April 24, 2006, such date being the date this Plan was originally approved by the Company’s stockholders.

“Participant” means a Service Provider of the Company designated by the Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.

“Performance Award” means any Award that will be issued or granted, or become vested, exercisable or payable, as the case may be, upon the achievement of certain performance goals (as described in Section 9) to a Participant pursuant to Section 9.

“Performance Period” means the period of time as specified by the Committee during which any performance goals on Performance Awards are to be measured.

“Performance Shares” means an Award made pursuant to Section 9 which entitles a Holder to receive stock, their cash equivalent, or a combination thereof based on the achievement of performance goals during a Performance Period.

“Performance Units” means an Award made pursuant to Section 9 which entitles a Holder to receive cash, Shares or a combination thereof based on the achievement of performance targets during a Performance Period.

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the 1934 Act and used in Sections 13(d) and 14(d) thereof, including “group” as defined in Section 13(d) thereof.

“Plan” means the Layne Christensen Company 2006 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

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“Plan Year” means each 12-month period beginning January 1 and ending the following December 31, except that for the first year of the Plan it shall begin on the Original Effective Date and extend to December 31 of that year.

“Restricted Stock” means Stock granted under Section 8 that is subject those restrictions set forth therein and the Award Agreement.

“Restricted Stock Unit” means an Award granted under Section 8 evidencing the Holder’s right to receive a Share (or, at the Committee’s discretion, a cash payment equal to the Fair Market Value of a Share) at some future date and that is subject those restrictions set forth therein and the Award Agreement.

“Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing, or superseding such regulation.

“SAR” or “Stock Appreciation Right” means an Award, granted either alone or in connection with an Option, that is designated as a SAR pursuant to Section 7.

“SAR Holder” shall have the meaning as set forth in Section 7.2.

“Section 16 Person” means a Person who is subject to obligations under Section 16 of the 1934 Act with respect to transactions involving equity securities of the Company.

“Service Provider” means an Eligible Employee or a non-employee director of the Company. Solely for purposes of Substitute Awards, the term Service Provider includes any current or former employee or non-employee director of an Acquired Entity (as defined in the definition of Substitute Awards) who holds Acquired Entity Awards (as defined in the definition of Substitute Awards) immediately prior to the Acquisition Date (as defined in the definition of Substitute Awards).

“Share” means a share of Stock.

“Stock” means authorized and issued or unissued common stock of the Company, at such par value as may be established from time to time.

“Subsidiary” means (i) in the case of an Incentive Stock Option a “subsidiary corporation,” whether now or hereafter existing, as defined in section 424(f) of the Code, and (ii) in the case of any other type of Award, in addition to a subsidiary corporation as defined in clause (i), a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.

“Substitute Award” means an Award granted under the Plan in substitution for stock or stock based awards (“Acquired Entity Awards”) held by current and former employees or former non-employee directors of another corporation or entity who become Service Providers as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company, a Subsidiary or an Affiliate, or the acquisition by the Company, a Subsidiary or an Affiliate, of property or stock of, or other

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ownership interest in, the Acquired Entity immediately prior to such merger, consolidation or acquisition (“Acquisition Date”) as agreed to by the parties to such corporate transaction and as may be set forth in the definitive purchase agreement. The limitations of Sections 4.1 and 5.5 on the number of Shares reserved or available for grants, and the limitations under Sections 6.2 and 7.1 with respect to the Option Exercise Prices and SAR exercise prices, shall not apply to Substitute Awards. Any issuance of a Substitute Award which relates to an Option or a SAR shall be completed in conformity with the rules under Code section 409A relating to the substitutions and assumptions of stock rights by reason of a corporate transaction.

“Tandem SAR” means a SAR which is granted in connection with, or related to, an Option, and which requires forfeiture of the right to purchase an equal number of Shares under the related Option upon the exercise of such SAR; or alternatively, which requires the cancellation of an equal amount of SARs upon the purchase of the Shares subject to the Option.

“Vested Option” means any Option, or portion thereof, which is exercisable by the Holder. Vested Options remain exercisable only for that period of time as provided for under this Plan and any applicable Option Award Agreement. Once a Vested Option is no longer exercisable after otherwise having been exercisable, the Option shall become null and void.

2.2	General Interpretive Principles. (i) Words in the singular shall include the plural and vice versa, and words of one gender shall include the other gender, in each case, as the context requires; (ii) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Plan and not to any particular provision of this Plan, and references to Sections are references to the Sections of this Plan unless otherwise specified; (iii) the word “including” and words of similar import when used in this Plan shall mean “including, without limitation,” unless otherwise specified; and (iv) any reference to any U.S. federal, state, or local act, statute or law shall be deemed to also refer to all amendments or successor provisions thereto, as well as all rules and regulations promulgated under such act, statute or law, unless the context otherwise requires.

SECTION 3

PLAN ADMINISTRATION

3.1	Composition of Committee. The Plan shall be administered by the Committee. To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the Committee will consist of two or more directors of the Company, all of whom qualify as “non-employee directors” within the meaning of Rule 16b-3. To the extent the Board considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under section 162(m) of the Code, the Committee shall consist of two or more directors of the Company, all of whom shall qualify as “outside directors” within the meaning of Code section 162(m).

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3.2	Authority of Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:

(a)	select the Service Providers to whom Awards may from time to time be granted hereunder;

(b)	determine the type or types of Awards to be granted to eligible Service Providers;

(c)	determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards;

(d)	determine the terms and conditions of any Award;

(e)	determine whether, and to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property;

(f)	determine whether, and to what extent, and under what circumstance Awards may be canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(g)	correct any defect, supply an omission, reconcile any inconsistency and otherwise interpret and administer the Plan and any instrument or Award Agreement relating to the Plan or any Award hereunder;

(h)	to grant Awards in replacement of Awards previously granted under this Plan or any other compensation plan of the Company, provided that any such replacement grant that would be considered a repricing shall be subject to stockholder approval;

(i)	cause the forfeiture of any Award or recover any Shares, cash or other property attributable to an Award for violations of any Company ethics policy or pursuant to any Company compensation clawback policy, in each case, in effect on the Effective Date or as adopted or amended thereafter;

(j)	with the consent of the Holder, to amend any Award Agreement at any time; provided that the consent of the Holder shall not be required for any amendment (i) that, in the Committee’s determination, does not materially adversely affect the rights of the Holder, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

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(k)	modify and amend the Plan, establish, amend, suspend, or waive such rules, regulations and procedures of the Plan, and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

(l)	make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

3.3	Committee Delegation. The Committee may delegate to any member of the Board or committee of Board members such of its powers as it deems appropriate, including the power to sub-delegate, except that, pursuant to such delegation or sub-delegation, only a member of the Board (or a committee thereof) may grant Awards from time to time to specified categories of Service Providers in amounts and on terms to be specified by the Board or the Committee; provided that no such grants shall be made other than by the Board or the Committee to individuals who are then Section 16 Persons or other than by the Committee to individuals who are then or are deemed likely to become a “covered employee” within the meaning of Code section 162(m). A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

3.4	Determination Under the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, adjustments, interpretations, and other decisions under or with respect to the Plan, any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Participant, any Holder, and any stockholder. No member of the Committee shall be liable for any action, determination or interpretation made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation

SECTION 4

STOCK SUBJECT TO THE PLAN

4.1	Number of Shares. Subject to adjustment as provided in Section 4.3 and subject to the maximum number of Shares that may be granted to an individual in a calendar year as set forth in Section 5.5, the aggregate number of Shares authorized for issuance under the Plan in accordance with the provisions of the Plan shall be THREE MILLION FIVE HUNDRED THIRTY FOUR THOUSAND FIVE HUNDRED (3,534,500), subject to such restrictions or other provisions as the Committee may from time to time deem necessary (the “Maximum Share Limit”). Any Shares required to satisfy Substitute Awards shall not count against the Maximum Share Limit. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The Shares may be divided among the various Plan components as the Committee shall determine; provided, however, the maximum number of Shares that may be issued pursuant to Incentive Stock Options shall be the sum of the Maximum Share Limit and any Incentive Stock Options issued as Substitute Awards. Shares that are subject to an underlying Award and Shares that are issued pursuant to the exercise of an Award shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any
Awards are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

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4.2	Unused and Forfeited Stock. Any Shares that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Award that expires or is terminated for any reason, shall again be available for grant under the Plan. If a SAR is settled in Shares, only the number of Shares delivered in settlement of a SAR shall cease to be available for grant under the Plan, regardless of the number of Shares with respect to which the SAR was exercised. If any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award (including the withholding of Shares on the exercise of an Option that is settled in Shares) or the withholding or payment of taxes related thereto, such Shares shall again be available for grant under the Plan. Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 15.2 that were originally Incentive Stock Option Shares must still be considered as having been granted for purposes of determining whether the Share limitation provided for in Section 4.1 has been reached for purposes of Incentive Stock Option grants.

4.3	Adjustments in Authorized Shares. If, without the receipt of consideration therefore by the Company, the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares such as, but not limited to, the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, spin-off, extraordinary cash dividend, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, or any similar corporate event or transaction, such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan then in relation to the Stock that is affected by one or more of the above events, (i) the numbers, rights, privileges and kinds of Shares that may be issued under this Plan or under particular forms of Awards, (ii) the number and kind of Shares subject to outstanding Awards, (iii) the Option Exercise Price or SAR exercise price applicable to outstanding Awards, and (iv) the annual individual limitation set forth in Section 5.5, shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and non assessable at the time of such occurrence.

4.4	General Adjustment Rules.

(a)	If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, such fractional Share shall be rounded to the nearest whole Share and fractional Shares shall not be issued.

(b)	In the case of any such substitution or adjustment affecting an Option or a SAR (including a Nonqualified Stock Option) such substitution or adjustments shall be made in a manner that is in accordance with the substitution and assumption rules set forth in Treasury Regulations 1.424-1 and the applicable guidance relating to Code section 409A.

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SECTION 5

PARTICIPATION

5.1	Basis of Grant. Participants in the Plan shall be those Service Providers, who, in the judgment of the Committee, have performed, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives.

5.2	Types of Grants; Limits. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee or its designee, and receipt of one such Award shall not result in the automatic receipt of any other Award. Written or electronic notice shall be given to such Participant, specifying the terms, conditions, right and duties related to such Award. Under no circumstance shall Incentive Stock Options be granted to (i) non-employee directors or (ii) any person not permitted to receive Incentive Stock Options under the Code.

5.3	Award Agreements. Each Participant shall enter into an Award Agreement(s) with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying the applicable Award terms, conditions, rights and duties. Unless otherwise explicitly stated in the Award Agreement, Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement(s) with the Participant. Unless explicitly provided for in a particular Award Agreement that the terms of the Plan are being superseded, in the event of any inconsistency between the provisions of the Plan and any such Award Agreement(s) entered into hereunder, the provisions of the Plan shall govern.

5.4	Restrictive Covenants. The Committee may, in its sole and absolute discretion, place certain restrictive covenants in an Award Agreement requiring the Participant to agree to refrain from certain actions. Such restrictive covenants, if contained in the Award Agreement, will be binding on the Participant.

5.5	Maximum Annual Award. Subject to any adjustments required to be made pursuant to Section 4.3, the maximum number of Shares with respect to which an Award or Awards (including Options and SARs) may be granted to any Participant in any one taxable year of the Company (the “Maximum Annual Participant Award”) shall not exceed 600,000 Shares (increased, proportionately, in the event of any stock split or stock dividend with respect to the Shares). If an Option is in tandem with a SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to each Share, the tandem Option and SAR rights with respect to each Share shall be counted as covering but one Share for purposes of the Maximum Annual Participant Award.

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SECTION 6

STOCK OPTIONS

6.1	Grant of Options. A Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same Participant at the same time or at different times. Incentive Stock Options and Nonqualified Stock Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

6.2	Option Agreements. Each Option granted under the Plan shall be evidenced by an Option Award Agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the “Option Holder”), and which shall contain, or be subject to, the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.

(a)	Number of Shares. Each Option Award Agreement shall state that it covers a specified number of Shares, as determined by the Committee. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Option Holder during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under section 422(d) of the Code, or any successor provision, such Options in excess of such limit shall be treated as Nonqualified Stock Options. The foregoing shall be applied by taking Options into account in the order in which they were granted. For the purposes of the foregoing, the Fair Market Value of any Share shall be determined as of the time the Option with respect to such Share is granted. In the event the foregoing results in a portion of an Option designated as an Incentive Stock Option exceeding the $100,000 limitation, only such excess shall be treated as a Nonqualified Stock Option.

(b)	Price. Each Option Award Agreement shall state the Option Exercise Price at which each Share covered by an Option may be purchased. Such Option Exercise Price shall be determined in each case by the Committee, but in no event other than with respect to the issuance of a Substitute Award shall the Option Exercise Price for each Share covered by an Option be less than the Fair Market Value of the Stock on the Option’s Grant Date, as determined by the Committee; provided, however, that the Option Exercise Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the Option’s Grant Date.

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(c)	Duration of Options; Automatic Exercise.

(i)	Each Option Award Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Option Holder (the “Option Period”). The Option Period must expire, in all cases, not more than ten years from the Option’s Grant Date; provided, however, that the Option Period of an Incentive Stock Option granted to an Eligible Employee who then owns Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company must expire not more than five years from the Option’s Grant Date. Each Option Award Agreement shall also state the periods of time, if any, as determined by the Committee, when incremental portions of each Option shall become exercisable. If any Option or portion thereof is not exercised during its Option Period, such unexercised portion shall be deemed to have been forfeited and have no further force or effect.

(ii)	With respect to any Nonqualified Stock Option granted after the Original Effective Date or any Incentive Stock Option granted after the New Effective Date and to the extent that such Option has not otherwise been exercised, cancelled, terminated or forfeited, if on the last day of the Option Period, the Fair Market Value exceeds the Option Exercise Price, such Option shall be deemed to have been exercised by the Participant on such last day of the Option Period through either a “cashless exercise” or “net exercise” procedure and the Company shall issue the appropriate number of Shares therefor.

(d)	Termination of Service, Death, Disability, etc. Each Option Agreement shall state the period of time, if any, determined by the Committee, within which the Vested Option may be exercised after an Option Holder ceases to be a Service Provider on account of the Participant’s death, Disability, voluntary resignation, removal from the Board or the Company having terminated such Option Holder’s employment with or without Cause. If, within the period of time specified in the Option Award Agreement following the Option Holder’s termination of employment, an Option Holder is prohibited by law or a Company’s insider trading policy from exercising any Nonqualified Stock Option, the period of time during which such Option may be exercised will automatically be extended until the 30th day following the date the prohibition is lifted. Notwithstanding the immediately preceding sentence, in no event shall the Option exercise period be extended beyond the tenth anniversary of the Option’s Grant Date.

(e)	Transferability. Except to the extent permitted by the Committee pursuant to Section 11.3, Options shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. Each Vested Option shall be exercisable during the Option Holder’s lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. Shares issuable pursuant to any Option shall be delivered only to or for the account of the Option Holder, or in the event of Disability or incapacity, to his or her guardian or legal representative.

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(f)	Exercise, Payments, etc.

(i)	Unless otherwise provided in the Option Award Agreement, each Vested Option may be exercised by delivery to the Corporate Secretary or Chief Financial Officer of the Company or their designees a written or electronic notice specifying the number of Shares with respect to which such Option is exercised and payment of the Option Exercise Price. Such notice shall be in a form satisfactory to the Committee or its designee and shall specify the particular Vested Option that is being exercised and the number of Shares with respect to which the Vested Option is being exercised. The exercise of the Vested Option shall be deemed effective upon receipt of such notice by the Corporate Secretary or Chief Financial Officer of the Company or their designees and payment to the Company. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below.

(ii)	The Option Exercise Price may be paid by any of the following methods:

A.	Cash or certified bank check;

B.	By delivery to the Company of Shares then owned by the Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Vested Option, properly endorsed for transfer to the Company; provided, however, that Shares used for this purpose must have been held by the Holder for such minimum period of time as may be established from time to time by the Committee; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the certificates for the Stock used as payment of the Option Exercise Price.

In lieu of actually surrendering to the Company the stock certificates representing the number of Shares then owned by the Holder, the Committee may, in its discretion permit the Holder to submit to the Company a statement affirming ownership by the Holder of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Holder as payment of the exercise price.

C.	For any Holder other than an Executive Officer or except as otherwise prohibited by the Committee, by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board.

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D.	For any Nonqualified Stock Option, by a “net exercise” arrangement pursuant to which the Company will not require a payment of the Option Exercise Price but will reduce the number of Shares of Stock upon the exercise by the largest number of whole shares that has a Fair Market Value on the date of exercise that does not exceed the aggregate Option Exercise Price.

E.	Any combination of the consideration provided in the foregoing subsections (A), (B), (C) and (D).

(iii)	The Company shall not guarantee a third-party loan obtained by a Holder to pay part or the entire Option Exercise Price of the Shares.

(g)	Date of Grant. Unless otherwise specifically specified in the Option Award Agreement, an option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

(h)	Withholding.

(A)	Nonqualified Stock Options. Upon any exercise of a Nonqualified Stock Option, the Option Holder shall make appropriate arrangements with the Company to provide for the minimum amount of additional withholding required by applicable federal and state income tax and payroll laws, including payment of such taxes through delivery of Stock or by withholding Stock to be issued under the Option, as provided in Section 15 hereof.

(B)	Incentive Stock Options. In the event that an Option Holder makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the later of (i) the expiration of two years from the date on which the Incentive Stock Option was granted or (ii) the expiration of one year from the date on which the Option was exercised, the Participant shall send written or electronic notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable Federal and state income tax laws.

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(i)	Adjustment of Options. Subject to the limitations set forth below and those contained in Sections 6 and 14, the Committee may make any adjustment in the Option Exercise Price, the number of Shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution, or re-grant may result in terms and conditions (including Option Exercise Price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original Option; provided, however, except as permitted under Section 10, the Committee may not, without stockholder approval (i) amend an Option to reduce its Option Exercise Price, (ii) cancel an Option and regrant an Option with a lower Option Exercise Price than the original Option Exercise Price of the cancelled Option, (iii) cancel an Option in exchange for cash or another Award or (iv) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of “repricing” an Option, as defined under applicable NASDAQ rules or the rules of the established stock exchange or quotation system on which the Company Stock is then listed or traded if such Exchange’s or quotation system’s rules define what constitutes a repricing. Other than with respect to a modification that a reasonable person would not find to be a material adverse change in an Option Holder’s rights under an Option, the Committee also may not adversely affect the rights of any Option Holder to previously granted Options without the consent of such Option Holder. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant. Any adjustment, modification, extension or renewal of an Option shall be effected such that the Option is either exempt from, or is compliant with, Code section 409A.

6.3	Stockholder Privileges. No Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Stock, except as provided in Section 4.

SECTION 7

STOCK APPRECIATION RIGHTS

7.1	Grant of SARs. Subject to the terms and conditions of this Plan, a SAR may be granted to a Participant at any time and from time to time as shall be determined by the Committee in its sole discretion. The Committee may grant Freestanding SARs or Tandem SARs, or any combination thereof.

(a)	Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, subject to the limitations imposed in this Plan and by applicable law.

(b)	Exercise Price and Other Terms. Except with respect to a Substitute Award, all SARs shall be granted with an exercise price no less than the Fair Market Value of the underlying Shares on the SARs’ Date of Grant. The Committee, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan. The exercise price per Share of Tandem SARs shall equal the exercise price per Share of the related Option.

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(c)	Duration of SARs. Each SAR Award Agreement shall state the period of time, determined by the Committee, within which the SARs may be exercised by the Holder (the “SAR Period”). The SAR Period must expire, in all cases, not more than ten years from the SAR Grant Date.

7.2	SAR Award Agreement. Each SAR granted under the Plan shall be evidenced by a SAR Award Agreement which shall be entered into by the Company and the Participant to whom the SAR is granted (the “SAR Holder”), and which shall specify the exercise price per share, the terms of the SAR, the conditions of exercise, and such other terms and conditions as the Committee in its sole discretion shall determine.

7.3	Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price per Share of the underlying Incentive Stock Option and the Fair Market Value per Share of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value per Share of the Shares subject to the Incentive Stock Option exceeds the per share Option Price per Share of the Incentive Stock Option.

7.4	Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee in its sole discretion shall determine.

7.5	Expiration of SARs. A SAR granted under this Plan shall expire on the earlier of (i) the tenth anniversary of the SARs Date of Grant or (ii) the date set forth in the SAR Award Agreement, which date shall be determined by the Committee in its sole discretion. Unless otherwise specifically provided for in the SAR Award Agreement, a Freestanding SAR granted under this Plan shall terminate according to the same rules under which a Nonqualified Stock Option would terminate in the event of a SAR Holder’s termination of employment, death or Disability as provided for in the SAR Award Agreement. Unless otherwise specifically provided for in the SAR Award agreement, a Tandem SAR granted under this Plan shall be exercisable at such time or times and only to the extent that the related Option is exercisable. The Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Options, except that Tandem SARs granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SARs.

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7.6	Adjustment of SARs. Subject to the limitations set forth below and those contained in Sections 7 and 14, the Committee may make any adjustment in the SAR exercise price, the number of Shares subject to, or the terms of, an outstanding SAR and a subsequent granting of an SAR by amendment or by substitution of an outstanding SAR. Such amendment, substitution, or re-grant may result in terms and conditions (including SAR exercise price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original SAR; provided, however, except as permitted under Section 10, the Committee may not, without stockholder approval (i) amend a SAR to reduce its exercise price, (ii) cancel a SAR and regrant a SAR with a lower exercise price than the original SAR exercise price of the cancelled SAR, (iii) cancel a SAR in exchange for cash or another Award or (iv) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of “repricing” a SAR, as defined under applicable NASDAQ rules or the rules of the established stock exchange or quotation system on which the Company Stock is then listed or traded. The Committee also may not adversely affect the rights of any SAR Holder to previously granted SARs without the consent of such SAR Holder. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant. Any adjustment, modification, extension or renewal of a SAR shall be effected such that the SAR is either exempt from, or is compliant with, Code section 409A.

7.7	Payment of SAR Amount; Automatic Exercise.

(a)	Upon exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price per Share by (ii) the number of Shares with respect to which the SAR is exercised. At the Committee’s discretion, the payment upon a SAR exercise may be in whole Shares of equivalent value, cash, or a combination of whole Shares and cash. Fractional Shares shall be rounded down to the nearest whole Share.

(b)	With respect to any SAR and to the extent that such SAR has not otherwise been exercised, cancelled, terminated or forfeited, if on the last day of the SAR Period, the Fair Market Value exceeds the SAR exercise price, such SAR shall be deemed to have been exercised by the Participant on such last day of the SAR Period and the Company shall deliver the appropriate number of Shares or amount of cash therefor.

7.8	Stockholder Privileges. No Holder shall have any rights as a stockholder with respect to any Shares covered by a SAR until the Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Stock, except as provided in Section 4.

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SECTION 8

AWARDS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1	Restricted Stock Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to any Service Provider in such amounts as the Committee shall determine.

8.2	Restricted Stock Unit Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, The Committee may grant a Service Provider Restricted Stock Units, in connection with or separate from a grant of Restricted Stock. Upon the vesting of Restricted Stock Units, the Holder shall be entitled to receive the full value of the Restricted Stock Units payable in Shares or, if determined by the Committee, cash.

8.3	Restrictions. A Holder’s right to retain Shares of Restricted Stock or be paid with respect to Restricted Stock Units shall be subject to such restrictions, including him or her continuing to perform as a Service Provider for a restriction period specified by the Committee, or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to (i) different Holders, (ii) different Restricted Stock or Restricted Stock Unit Awards, or (iii) separate, designated portions of the Shares constituting a Restricted Stock Award. Any grant of Restricted Stock or Restricted Stock Units shall contain terms such that the Award is either exempt from Code section 409A or complies with such section.

8.4	Privileges of a Stockholder, Transferability. Unless otherwise provided in the Award Agreement, a Participant shall have all voting, dividend, liquidation and other rights with respect to Shares of Restricted Stock, provided however that any dividends paid on Shares of Restricted Stock prior to such Shares becoming vested shall be held in escrow by the Company and subject to the same restrictions on transferability and forfeitability as the underlying Shares of Restricted Stock. Any voting, dividend, liquidation or other rights shall accrue to the benefit of a Holder only with respect to Shares of Restricted Stock held by, or for the benefit of, the Holder on the record date of any such dividend or voting date. A Participant’s right to sell, encumber or otherwise transfer such Restricted Stock shall, in addition to the restrictions otherwise provided for in the Award Agreement, be subject to the limitations of Section 11.2 hereof. The Committee may determine that a Holder of Restricted Stock Units is entitled to receive dividend equivalent payments on such units; provided, however, in no event shall any dividend equivalents relating to Restricted Stock Units subject to one or more performance-based vesting criteria be paid unless and until the underlying Restricted Stock Units are earned. If the Committee determines that Restricted Stock Units shall receive dividend equivalent payments, such feature will be specified in the applicable Award Agreement. Restricted Stock Units shall not have any voting rights.

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8.5	Enforcement of Restrictions. The Committee may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Section 8.2 and 8.3:

(a)	placing a legend on the stock certificates, or the Restricted Stock Unit Award Agreement, as applicable, referring to restrictions;

(b)	requiring the Holder to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect;

(c)	requiring that the stock certificates, duly endorsed, be held in the custody of a third party nominee selected by the Company who will hold such Shares of Restricted Stock on behalf of the Holder while the restrictions remain in effect; or

(d)	inserting a provision into the Restricted Stock Award Agreement prohibiting assignment of such Award Agreement until the terms and conditions or restrictions contained therein have been satisfied or released, as applicable.

8.6	Termination of Service, Death, Disability, etc. Except as otherwise provided in an Award Agreement, in the event of the death or Disability of a Participant, all service period and other restrictions applicable to Restricted Stock Awards then held by him or her shall lapse, and such Awards shall become fully nonforfeitable. Subject to Section 10 and except as otherwise provided in an Award Agreement, in the event a Participant ceases to be a Service Provider for any other reason, any Restricted Stock Awards as to which the service period or other vesting conditions for have not been satisfied shall be forfeited.

SECTION 9

BONUS SHARES AND PERFORMANCE AWARDS; SECTION 162(M) PROVISIONS

9.1	Awards Granted by Committee. Coincident with or following designation for participation in the Plan, a Participant may be granted Bonus Shares, Performance Shares, Performance Units or any other Performance Award.

9.2	Bonus Shares. Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Participant, in such amount, upon such terms and at any time and from time to time as shall be determined by the Committee.

9.3	Communication of Award. Written or electronic notice of the maximum amount of a Holder’s Award and the Performance Period determined by Committee shall be given to a Participant as soon as practicable after approval of the Award by the Committee.

9.4	Terms of Performance Awards. The Committee shall determine (i) whether the Award will be in the form of a Performance Share, Performance Unit or any other type of Performance Award, and (ii) whether, if a payment is due with respect to an Award such payment shall be made in cash, Stock or some combination. Except as provided in Section 10, Performance Awards will be issued or granted, or become vested or payable, only after the end of the relevant Performance Period. The Committee shall establish

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maximum and minimum performance targets to be achieved during the applicable Performance Period. Each grant of a Performance Share, Performance Unit or other Performance Award shall be subject to additional terms and conditions not inconsistent with the provisions of the Plan. The performance goals to be achieved for each Performance Period and the amount of the Award to be distributed upon satisfaction of those performance goals shall be conclusively determined by the Committee.

9.5	Performance Goals. If an Award is subject to this Section 9, then the lapsing of restrictions thereon, or the vesting thereof, and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of one or any combination of the following metrics, and which may be established on an absolute or relative basis for the Company as a whole or any of its subsidiaries, operating divisions or other operating units:

(a)	Earnings measures (either in the aggregate or on a per-Share basis), including earnings per share, earnings before interest, earnings before interest and taxes, earnings before interest, taxes and depreciation or earnings before interest, taxes, depreciation and amortization and in the case of any of the foregoing, adjusted to exclude any one or more of the following:

(i)	stock-based compensation expense;

(ii)	income from discontinued operations;

(iii)	gain on cancellation of debt;

(iv)	debt extinguishment and related costs;

(v)	restructuring, separation and/or integration charges and costs;

(vi)	reorganization and/or recapitalization charges and costs;

(vii)	impairment charges;

(viii)	gain or loss related to investments or the sale of assets;

(ix)	sales and use tax settlement; and

(x)	gain on non-monetary transaction.

(b)	Operating profit, operating income or operating margin (either in the aggregate or on a per-Share basis);

(c)	Net earnings on either a LIFO or FIFO basis (either in the aggregate or on a per-Share basis);

(d)	Net income or loss (either in the aggregate or on a per-Share basis);

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(e)	Cash flow provided by operations (either in the aggregate or on a per-Share basis);

(f)	Cash flow returns, including cash flow returns on invested capital (cash flow from operating activities minus capital expenditures, the difference of which is divided by the difference between total assets and non-interest bearing current liabilities);

(g)	Ratio of debt to debt plus equity;

(h)	Net borrowing;

(i)	Credit quality or debt ratings;

(j)	Inventory levels, inventory turn or shrinkage;

(k)	Sales;

(l)	Revenues;

(m)	Free cash flow (either in the aggregate or on a per-Share basis);

(n)	Reductions in expense levels, determined either on a Company-wide basis or with respect to any one or more business units;

(o)	Operating and maintenance cost management and employee productivity;

(p)	Gross margin;

(q)	Return measures (including return on assets, return on equity, return on investment or return on sales);

(r)	Productivity increases;

(s)	Share price (including attainment of a specified per-Share price during the Incentive Period; growth measures and total stockholder return or attainment by the Shares of a specified price for a specified period of time);

(t)	Growth or rate of growth of any of the above business criteria;

(u)	Specified revenue, market share, market penetration, business development, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, customer satisfaction, and goals relating to acquisitions or divestitures; and

(v)	Accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions;

provided that applicable incentive goals may be applied on a pre- or post-tax basis; and provided further that the Committee may, when the applicable incentive goals are established, provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. As established by the Committee, the incentive goals may include, without limitation, GAAP and non-GAAP financial measures.

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9.6	Determinations and Adjustments. When the Committee determines whether a performance goal has been satisfied for any Performance Period, the Committee, where the Committee deems appropriate, may make such determination using calculations which alternatively include and exclude one, or more than one, “extraordinary items” as determined under U.S. generally accepted accounting principles, and the Committee may determine whether a performance goal has been satisfied for any Performance Period taking into account the alternative which the Committee deems appropriate under the circumstances. The Committee also may take into account any other unusual or non-recurring items, including (i) asset write-downs; (ii) litigation or claim judgments or settlements; and (iii) the charges or costs associated with restructurings of the Company, discontinued operations, and the cumulative effects of accounting changes and, further, may take into account any unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine reasonable and appropriate under the circumstances (including any factors that could result in the Company’s paying non-deductible compensation to an Employee or non-employee director). Notwithstanding any provision of the Plan other than Section 4.3, with respect to any Award that is subject to this Section 9, the Committee may not adjust upwards the amount payable pursuant to such Award, nor may it waive the achievement of the applicable performance goals except in the case of the death or Disability of the Participant.

9.7	Payment of Awards. Following the conclusion of each Performance Period, the Committee shall determine the extent to which performance targets have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Period. The Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Stock or some combination. Payment shall be made in a lump sum, as determined by the Committee, commencing as promptly as practicable following the end of the applicable Performance Period, subject to such terms and conditions and in such forms as may be prescribed by the Committee. All Awards shall be paid no later than March 15th of the Plan Year following the Plan Year in which the Committee determines that a Participant is entitled to receive the performance award.

9.8	Termination of Employment. If a Participant ceases to be a Service Provider for any reason other than having been terminated for Cause after the end of a Performance Period yet before receiving payment as provided for in Section 9.7, the Holder (or the Holder’s Beneficiaries) shall be entitled to receive the full amount payable as soon as practicable after such amount has been determined by the Committee. Unless otherwise determined by the Committee, if a Holder ceases to be a Service Provider before the end of a Performance Period by reason of his or her death or Disability, the Performance Period for such Holder for the purpose of determining the amount of the Award payable shall

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end at the end of the calendar quarter immediately preceding the date on which such Holder ceased to be a Service Provider. The amount of an Award payable to a Holder to whom the preceding sentence is applicable shall be paid at the end of the Performance Period and shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of calendar quarters during the Performance Period during all of which said Holder was a Service Provider and the denominator of which is the number of full calendar quarters in the Performance Period. In the event a Holder is terminated as a Service Provider for Cause, either before the end of the Performance Period or after the end of the Performance Period but prior to the amount of the Award having been paid, the Holder’s participation in the Plan shall cease, all outstanding Awards of Performance Shares or Performance Units to such Participant and any right to receive the payment for any Awards (whether or not any Performance Period has been completed) shall be canceled.

9.9	Other Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to Section 9 as it may deem necessary or appropriate to insure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(B) of the Code or any successor thereto.

SECTION 10

REORGANIZATION, CHANGE IN CONTROL OR LIQUIDATION

Except as otherwise provided in an Award Agreement or other agreement approved by the Committee to which any Participant is a party, in the event that the Company undergoes a Change in Control, each Option, SAR, share of Restricted Stock and/or other Award shall without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable, fully vested or fully payable, as the case may be, as of the date of such Change in Control. In addition to the foregoing, in the event the Company undergoes a Change in Control or in the event of a corporate merger, consolidation, major acquisition of property (or stock), separation, reorganization or liquidation in which the Company is a party and in which a Change in Control does not occur, the Committee, or the board of directors of any corporation assuming the obligations of the Company, shall have the full power and discretion to prescribe and amend the terms and conditions for the exercise, or modification, of any outstanding Awards granted hereunder or exchange any outstanding Awards for other Awards of the same economic value. The Committee may remove restrictions on Restricted Stock and Restricted Stock Units and may modify the performance requirements for any other Awards. The Committee may provide that Options, SARs or other Awards granted hereunder must be exercised in connection with the closing of such transactions, and that if not so exercised such Awards will expire. Any such determinations by the Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. Notwithstanding the foregoing, any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock, such transaction shall not constitute a merger, consolidation, major acquisition of property for stock, separation, reorganization, liquidation, or Change in Control.

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SECTION 11

RIGHTS OF EMPLOYEES; PARTICIPANTS

11.1	Employment. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her services as a Service Provider or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of Participant’s services as a Service Provider shall be determined by the Committee at the time.

11.2	Nontransferability. Except as provided in Section 11.3, no right or interest of any Holder in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant’s death, a Holder’s rights and interests in all Awards shall, to the extent not otherwise prohibited hereunder, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options or SARs may be made by, the Holder’s legal representatives, heirs or legatees. If, in the opinion of the Committee, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of a mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person’s guardian, conservator, or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status. “Transfers” shall not be deemed to include transfers to the Company or “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the authorization of the Committee.

11.3	Permitted Transfers. Pursuant to conditions and procedures established by the Committee from time to time, the Committee may permit Awards to be transferred, without consideration other than nominal consideration, exercised by and paid to certain persons or entities related to a Participant, including members of the Participant’s immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s immediate family and/or charitable institutions (a “Permitted Transferee”). In the case of initial Awards, at the request of the Participant, the Committee may permit the naming of the related person or entity as the Award recipient. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options shall only be transferable to the extent permitted in Section 422 of the Code, or such successor provision thereto, and the treasury regulations thereunder.

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SECTION 12

GENERAL RESTRICTIONS

12.1	Investment Representations. The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option or the Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

12.2	Compliance with Securities Laws.

(a)	Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

(b)	Each Holder who is a director or an Executive Officer is restricted from taking any action with respect to any Award if such action would result in a (i) violation of Section 306 of the Sarbanes-Oxley Act of 2002, and the regulations promulgated thereunder, whether or not such law and regulations are applicable to the Company, or (ii) any policies adopted by the Company restricting transactions in the Stock.

12.3	Stock Restriction Agreement. The Committee may provide that Shares issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has (i) a right of first refusal with respect to such Shares, (ii) specific rights or limitations with respect to the Participant’s ability to vote such Shares, or (iii) a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive a Participant’s cessation or termination as a Service Provider.

SECTION 13

OTHER EMPLOYEE BENEFITS

The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant, payment or vesting of any other Award shall not constitute “earnings” with respect to which any other benefits of such Participant are determined, including benefits under (a) any pension, profit sharing, life insurance or salary continuation plan or other employee benefit plan of the Company or (b) any agreement between the Company and the Participant, except as such plan or agreement shall otherwise expressly provide.

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SECTION 14

PLAN AMENDMENT, MODIFICATION AND TERMINATION

14.1	Amendment, Modification, and Termination. The Board may at any time terminate, and from time to time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, to comply with the requirements for listing on any exchange where the Shares are listed, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

14.2	Adjustment Upon Certain Unusual or Nonrecurring Events. The Board may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.3) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

14.3	Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to a Holder’s employment being terminated for Cause and Section 14.2), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written or electronic consent of the Holder of such Award.

SECTION 15

WITHHOLDING

15.1	Withholding Requirement. The Company’s obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Holder’s satisfaction of all applicable federal, state and local income and other tax withholding requirements.

15.2	Withholding with Stock. For Eligible Employees, the Committee may, in its sole discretion, permit the Holder to pay all minimum required amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from Shares otherwise issuable to the Holder, Shares having a value not to exceed the minimum amount required to be withheld under federal, state or local law or such lesser amount as may be elected by the Holder. All elections shall be subject to the approval or disapproval of the Committee or its delegate. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the “Tax Date”), as determined by the Committee. Any such elections by Holder to have Shares withheld for this purpose will be subject to the following restrictions:

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(a)	All elections must be made prior to the Tax Date;

(b)	All elections shall be irrevocable; and

(c)	If the Holder is an officer or director of the Company within the meaning of Section 16 of the 1934 Act (“Section 16”), the Holder must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

SECTION 16

NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board or the Committee to continue to maintain or adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board or the Committee, as the case may be, may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees, or non-employee directors generally, or to any class or group of employees, or non-employee directors, which the Company now has lawfully put into effect, including any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

SECTION 17

REQUIREMENTS OF LAW

17.1	Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Holders shall not be entitled to exercise, or receive benefits under any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Holder, if such exercise or delivery would constitute a violation by the Holder or the Company of any applicable law or regulation.

17.2	Code Section 409A. This Plan and all Awards granted thereunder are intended to meet or be exempt from the requirements of Code section 409A and shall be administered, construed and interpreted in a manner that is accordance with and in furtherance of such intent. In the event that any provision of this Plan shall be determined to contravene Code section 409A, the regulations promulgated thereunder, regulatory interpretations or announcements with respect to section 409A or applicable judicial decisions construing section 409A, any such provision shall be void and have no effect. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code section 409A shall not be treated as deferred compensation unless applicable laws require otherwise.

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17.3	Rule 16b-3. Each transaction under the Plan is intended to comply with all applicable conditions of Rule 16b-3, to the extent Rule 16b-3 reasonably may be relevant or applicable to such transaction. To the extent any provision of the Plan or any action by the Committee under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3; provided, however, that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

17.4	Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the state of Delaware without giving effect to the principles of the conflict of laws to the contrary.

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  LAYNE CHRISTENSEN COMPANY

  IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.    ▼

A	Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3, 4 and 5.

Item 1: Election of six directors to hold office for terms expiring at the 2015 annual meeting of stockholders.	+

	For	Withhold		For	Withhold		For	Withhold
01 – David A.B. Brown	☐	☐	02 – J. Samuel Butler	☐	☐	03 – Robert R. Gilmore	☐	☐

04 – John T. Nesser III	☐	☐	05 – Nelson Obus	☐	☐	06 – Rene J. Robichaud	☐	☐

		For	Against	Abstain

Item 2:	Advisory vote on executive compensation.	☐	☐	☐

		For	Against	Abstain

Item 4:	Proposal to amend the Company’s 2006 Equity Incentive Plan to increase the number of shares available for issuance under the 2006 Equity Incentive Plan, authorize the issuance of a new form of award and extend the expiration date of the 2006 Equity Incentive Plan to June 6, 2024.	☐	☐	☐

		For	Against	Abstain

Item 3:	Proposal to amend and restate the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock by 30,000,000 shares and delete obsolete provisions.	☐	☐	☐
		For	Against	Abstain

Item 5:	Proposal to ratify the selection of the accounting firm of Deloitte & Touche LLP as Layne Christensen’s independent auditors for the fiscal year ending January 31, 2015.	☐	☐	☐

      In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign
Below

Please sign this proxy exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

¡	1UPX	+

01NA0C

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.      ▼

Proxy — LAYNE CHRISTENSEN COMPANY	+

2014 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David A.B. Brown, Rene J. Robichaud and Steven F. Crooke, and each of them, each with the power to act alone and with full power of substitution and revocation, as attorneys and proxies of the undersigned to attend the 2014 Annual Meeting of Stockholders of Layne Christensen Company (“Layne Christensen”) to be held at Layne Christensen’s Corporate Headquarters, located at 1800 Hughes Landing Blvd., Ste. 700, The Woodlands, Texas 77380, on Friday, June 6, 2014, commencing at 10:00 a.m., local time, and at all adjournments thereof, and to vote all shares of capital stock of Layne Christensen which the undersigned is entitled to vote with respect to the matters on the reverse side, all as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May     , 2014.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEMS 1, 2, 3, 4 and 5.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE.

(Continued, and to be signed, on other side)

C	Non-Voting Items

Change of Address — Please print new address below.

¡	+